UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  July, 31

Date of reporting period:  July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
July 31, 2021
Columbia Large Cap Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2019
Tiffany Wade
Co-Portfolio Manager
Managed Fund since March 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	39.24	21.84	17.16
	Including sales charges		31.22	20.40	16.47
Advisor Class*		11/08/12	39.60	22.14	17.46
Class C	Excluding sales charges	11/18/02	38.22	20.93	16.29
	Including sales charges		37.22	20.93	16.29
Class E	Excluding sales charges	09/22/06	38.87	21.68	17.03
	Including sales charges		32.62	20.56	16.49
Institutional Class		12/14/90	39.61	22.14	17.46
Institutional 2 Class		03/07/11	39.63	22.21	17.58
Institutional 3 Class		07/15/09	39.70	22.27	17.64
Class R		09/27/10	38.92	21.53	16.87
Class V	Excluding sales charges	12/14/90	39.26	21.84	17.15
	Including sales charges		31.26	20.40	16.45
Russell 1000 Growth Index			36.68	23.32	18.37
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class E shares are shown with and without the maximum sales charge of 4.50%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2021)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2021)
Communication Services	14.3
Consumer Discretionary	18.4
Consumer Staples	1.4
Financials	0.9
Health Care	12.7
Industrials	4.9
Information Technology	46.0
Real Estate	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at July 31, 2021)
Information Technology
Application Software	8.1
Data Processing & Outsourced Services	7.5
Electronic Equipment & Instruments	1.1
Internet Services & Infrastructure	1.3
Semiconductor Equipment	2.5
Semiconductors	6.2
Systems Software	11.3
Technology Hardware, Storage & Peripherals	8.0
Total	46.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 39.24% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 36.68% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended July 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsized gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. For the 12-month period, value stocks edged out growth stocks, as measured by the Russell 1000 Value Index versus the Russell 1000 Growth Index. Within the Fund’s benchmark, the energy, communication services and information technology sectors led performance, while the consumer staples, real estate and materials sectors trailed.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of the benchmark during the period was primarily driven by strong stock selection, particularly within the information technology, health care and industrials sectors.
•	Within information technology, positive contributions were led by Applied Materials, a provider of technology essential to the manufacture of semiconductors and advanced displays. The stock outperformed as several semiconductor companies announced plans to increase capacity to meet rapidly rising demand. Supply shortages across the semiconductor space increased visibility for continued strong sales growth.
•	Zebra Technologies Corporation, a manufacturer of product identification and tracking technologies, also performed strongly. The company experienced strong demand with the increase in e-commerce, as its customers sought to digitize and automate the tracking of goods in real time.
•	Shares of Target Corp. also rose notably, as sales trends for the retailer continued to be strong. We believed Target was executing well on its e-commerce and technology investments, positioning the company to continue to gain market share over the long term.
The Fund’s notable detractors during the period
•	The consumer discretionary sector was the main area of relative underperformance in the quarter. The Fund’s underweight to Tesla within consumer discretionary was the most significant detractor, as shares of the electric vehicle manufacturer rose sharply, in part due to its inclusion in the S&P 500 Index.
•	The Fund’s cash position during a period of strong equity market performance also hindered performance to a small degree.
•	Shares of BioMarin Pharmaceutical Inc. dropped sharply on news that the FDA had requested full Phase III data prior to approval of Valrox, a highly anticipated gene therapy treatment for adults with severe cases of the most common form of hemophilia. This request pushed out the launch date for Valrox from late 2021 to mid-2022, and we exited the position in third quarter of 2020.
•	Also in health care, a lack of exposure to Moderna, Inc. also detracted from performance as the stock rose sharply after announcing its COVID-19 vaccine.
•	A position in Fidelity National Information Services also weighed on performance in the period as on-premise payment volumes declined sharply during the pandemic, and rising competition from new fintech companies weighed on sentiment and multiples for incumbent merchant acquirers.
Columbia Large Cap Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,215.80	1,020.04	5.41	4.94	0.98
Advisor Class	1,000.00	1,000.00	1,217.30	1,021.29	4.04	3.68	0.73
Class C	1,000.00	1,000.00	1,211.40	1,016.31	9.54	8.70	1.73
Class E	1,000.00	1,000.00	1,214.10	1,018.65	6.96	6.34	1.26
Institutional Class	1,000.00	1,000.00	1,217.50	1,021.29	4.04	3.68	0.73
Institutional 2 Class	1,000.00	1,000.00	1,217.60	1,021.29	4.04	3.68	0.73
Institutional 3 Class	1,000.00	1,000.00	1,217.90	1,021.64	3.65	3.33	0.66
Class R	1,000.00	1,000.00	1,214.30	1,018.80	6.79	6.19	1.23
Class V	1,000.00	1,000.00	1,216.00	1,020.04	5.41	4.94	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Growth Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 14.1%
Entertainment 1.0%
Electronic Arts, Inc.	400,105	57,599,116
Interactive Media & Services 13.1%
Alphabet, Inc., Class A(a)	60,551	163,156,486
Alphabet, Inc., Class C(a)	88,946	240,547,341
Facebook, Inc., Class A(a)	793,470	282,713,361
Match Group, Inc.(a)	376,614	59,983,312
Total		746,400,500
Total Communication Services		803,999,616
Consumer Discretionary 18.2%
Automobiles 1.3%
Tesla Motors, Inc.(a)	113,261	77,832,959
Internet & Direct Marketing Retail 8.3%
Amazon.com, Inc.(a)	114,948	382,499,815
Etsy, Inc.(a)	238,911	43,842,558
Wayfair, Inc., Class A(a)	189,957	45,848,021
Total		472,190,394
Multiline Retail 1.4%
Target Corp.	298,769	77,993,647
Specialty Retail 4.2%
Home Depot, Inc. (The)	477,249	156,628,349
TJX Companies, Inc. (The)	1,193,440	82,120,607
Total		238,748,956
Textiles, Apparel & Luxury Goods 3.0%
NIKE, Inc., Class B	713,789	119,566,795
VF Corp.	637,707	51,144,102
Total		170,710,897
Total Consumer Discretionary		1,037,476,853
Consumer Staples 1.4%
Household Products 1.4%
Procter & Gamble Co. (The)	538,690	76,617,879
Total Consumer Staples		76,617,879
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 0.9%
Banks 0.9%
SVB Financial Group(a)	88,506	48,674,760
Total Financials		48,674,760
Health Care 12.6%
Biotechnology 1.6%
AbbVie, Inc.	422,428	49,128,376
BioMarin Pharmaceutical, Inc.(a)	258,916	19,866,625
Exact Sciences Corp.(a)	201,600	21,740,544
Total		90,735,545
Health Care Equipment & Supplies 3.2%
Danaher Corp.	225,501	67,084,293
Medtronic PLC	410,477	53,899,735
Stryker Corp.	233,713	63,322,200
Total		184,306,228
Health Care Technology 1.4%
Veeva Systems Inc., Class A(a)	234,215	77,925,673
Life Sciences Tools & Services 3.0%
10X Genomics, Inc., Class A(a)	184,470	33,800,438
Charles River Laboratories International, Inc.(a)	173,094	70,435,410
IQVIA Holdings, Inc.(a)	264,187	65,439,120
Total		169,674,968
Pharmaceuticals 3.4%
Eli Lilly & Co.	418,714	101,956,859
Horizon Therapeutics PLC(a)	259,168	25,921,983
Johnson & Johnson	364,893	62,834,575
Total		190,713,417
Total Health Care		713,355,831
Industrials 4.9%
Building Products 1.3%
Trane Technologies PLC	363,636	74,039,926
Electrical Equipment 1.1%
AMETEK, Inc.	439,263	61,079,520
Machinery 1.0%
AGCO Corp.	448,537	59,256,223
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.5%
Union Pacific Corp.	386,757	84,606,961
Total Industrials		278,982,630
Information Technology 45.6%
Electronic Equipment, Instruments & Components 1.1%
Zebra Technologies Corp., Class A(a)	118,311	65,364,461
IT Services 8.7%
Fidelity National Information Services, Inc.	374,326	55,793,290
Fiserv, Inc.(a)	394,587	45,420,910
PayPal Holdings, Inc.(a)	527,348	145,300,194
Twilio, Inc., Class A(a)	193,329	72,225,781
Visa, Inc., Class A	707,714	174,373,653
Total		493,113,828
Semiconductors & Semiconductor Equipment 8.6%
Applied Materials, Inc.	644,862	90,235,540
Broadcom, Inc.	217,760	105,700,704
Enphase Energy, Inc.(a)	255,639	48,469,154
NVIDIA Corp.	924,216	180,212,878
NXP Semiconductors NV	310,987	64,184,607
Total		488,802,883
Software 19.3%
Adobe, Inc.(a)	225,231	140,010,346
Atlassian Corp. PLC, Class A(a)	258,093	83,911,196
Autodesk, Inc.(a)	259,314	83,273,505
Bill.com Holdings, Inc.(a)	253,496	52,428,043
Common Stocks (continued)
Issuer	Shares	Value ($)
Crowdstrike Holdings, Inc., Class A(a)	279,241	70,818,310
Intuit, Inc.	188,448	99,871,786
Microsoft Corp.(b)	1,467,536	418,115,682
ServiceNow, Inc.(a)	161,304	94,829,009
VMware, Inc., Class A(a)	356,670	54,834,446
Total		1,098,092,323
Technology Hardware, Storage & Peripherals 7.9%
Apple, Inc.	3,087,899	450,400,948
Total Information Technology		2,595,774,443
Real Estate 1.4%
Equity Real Estate Investment Trusts (REITS) 1.4%
Equinix, Inc.	99,622	81,730,885
Total Real Estate		81,730,885
Total Common Stocks (Cost $2,511,451,014)		5,636,612,897

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.053%(c),(d)	53,831,726	53,826,343
Total Money Market Funds (Cost $53,827,307)		53,826,343
Total Investments in Securities (Cost: $2,565,278,321)		5,690,439,240
Other Assets & Liabilities, Net		(1,255,712)
Net Assets		5,689,183,528

At July 31, 2021, securities and/or cash totaling $4,302,141 were pledged as collateral.
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	209	09/2021	USD	45,870,275	1,097,504	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.053%
	84,772,073	1,062,132,374	(1,093,078,447)	343	53,826,343	(3,086)	51,471	53,831,726
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	803,999,616	—	—	803,999,616
Consumer Discretionary	1,037,476,853	—	—	1,037,476,853
Consumer Staples	76,617,879	—	—	76,617,879
Financials	48,674,760	—	—	48,674,760
Health Care	713,355,831	—	—	713,355,831
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	278,982,630	—	—	278,982,630
Information Technology	2,595,774,443	—	—	2,595,774,443
Real Estate	81,730,885	—	—	81,730,885
Total Common Stocks	5,636,612,897	—	—	5,636,612,897
Money Market Funds	53,826,343	—	—	53,826,343
Total Investments in Securities	5,690,439,240	—	—	5,690,439,240
Investments in Derivatives
Asset
Futures Contracts	1,097,504	—	—	1,097,504
Total	5,691,536,744	—	—	5,691,536,744
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2021	11

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,511,451,014)	$5,636,612,897
Affiliated issuers (cost $53,827,307)	53,826,343
Receivable for:
Capital shares sold	986,583
Dividends	1,020,135
Prepaid expenses	57,895
Trustees’ deferred compensation plan	488,002
Other assets	43,170
Total assets	5,693,035,025
Liabilities
Payable for:
Capital shares purchased	2,649,956
Variation margin for futures contracts	233,035
Management services fees	99,926
Distribution and/or service fees	24,727
Transfer agent fees	266,570
Compensation of board members	18,940
Compensation of chief compliance officer	126
Other expenses	70,215
Trustees’ deferred compensation plan	488,002
Total liabilities	3,851,497
Net assets applicable to outstanding capital stock	$5,689,183,528
Represented by
Paid in capital	2,252,197,138
Total distributable earnings (loss)	3,436,986,390
Total - representing net assets applicable to outstanding capital stock	$5,689,183,528
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
July 31, 2021
Class A
Net assets	$2,900,684,185
Shares outstanding	46,288,769
Net asset value per share	$62.66
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$66.48
Advisor Class
Net assets	$20,759,999
Shares outstanding	304,313
Net asset value per share	$68.22
Class C
Net assets	$81,518,570
Shares outstanding	1,708,015
Net asset value per share	$47.73
Class E
Net assets	$20,376,017
Shares outstanding	328,713
Net asset value per share	$61.99
Maximum sales charge	4.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class E shares)	$64.91
Institutional Class
Net assets	$1,360,639,628
Shares outstanding	20,510,583
Net asset value per share	$66.34
Institutional 2 Class
Net assets	$108,093,446
Shares outstanding	1,626,217
Net asset value per share	$66.47
Institutional 3 Class
Net assets	$877,534,907
Shares outstanding	13,141,227
Net asset value per share	$66.78
Class R
Net assets	$10,247,110
Shares outstanding	166,646
Net asset value per share	$61.49
Class V
Net assets	$309,329,666
Shares outstanding	4,995,161
Net asset value per share	$61.93
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$65.71
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2021	13

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$37,736,827
Dividends — affiliated issuers	51,471
Foreign taxes withheld	(86,748)
Total income	37,701,550
Expenses:
Management services fees	31,137,330
Distribution and/or service fees
Class A	6,285,181
Class C	848,339
Class E	63,938
Class R	59,842
Class V	672,041
Transfer agent fees
Class A	2,026,364
Advisor Class	11,998
Class C	68,715
Class E	48,635
Institutional Class	951,340
Institutional 2 Class	13,178
Institutional 3 Class	43,515
Class R	9,715
Class V	216,690
Compensation of board members	83,005
Custodian fees	30,291
Printing and postage fees	157,260
Registration fees	194,134
Audit fees	30,280
Legal fees	88,068
Interest on collateral	1,097
Compensation of chief compliance officer	1,415
Other	150,991
Total expenses	43,193,362
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,856)
Expense reduction	(13,536)
Total net expenses	43,177,970
Net investment loss	(5,476,420)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	552,411,803
Investments — affiliated issuers	(3,086)
Futures contracts	14,400,848
Net realized gain	566,809,565
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,070,831,567
Investments — affiliated issuers	343
Futures contracts	(1,379,073)
Net change in unrealized appreciation (depreciation)	1,069,452,837
Net realized and unrealized gain	1,636,262,402
Net increase in net assets resulting from operations	$1,630,785,982
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income (loss)	$(5,476,420)	$2,104,959
Net realized gain	566,809,565	368,031,919
Net change in unrealized appreciation (depreciation)	1,069,452,837	543,980,413
Net increase in net assets resulting from operations	1,630,785,982	914,117,291
Distributions to shareholders
Net investment income and net realized gains
Class A	(286,697,027)	(157,797,785)
Advisor Class	(1,594,971)	(729,200)
Class C	(13,498,493)	(7,739,945)
Class E	(2,128,937)	(1,266,394)
Institutional Class	(131,489,967)	(71,758,661)
Institutional 2 Class	(2,328,003)	(1,239,785)
Institutional 3 Class	(63,006,305)	(30,274,543)
Class R	(1,425,169)	(910,294)
Class V	(30,981,331)	(17,136,284)
Total distributions to shareholders	(533,150,203)	(288,852,891)
Increase (decrease) in net assets from capital stock activity	365,711,826	(40,309,225)
Total increase in net assets	1,463,347,605	584,955,175
Net assets at beginning of year	4,225,835,923	3,640,880,748
Net assets at end of year	$5,689,183,528	$4,225,835,923
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2021	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,692,261	92,180,209	1,631,890	71,234,591
Distributions reinvested	5,459,391	276,791,144	3,632,164	152,187,652
Redemptions	(5,058,719)	(274,713,720)	(5,564,010)	(241,251,747)
Net increase (decrease)	2,092,933	94,257,633	(299,956)	(17,829,504)
Advisor Class
Subscriptions	119,324	7,179,335	101,519	4,815,207
Distributions reinvested	24,561	1,353,575	15,202	685,460
Redemptions	(57,075)	(3,289,468)	(159,570)	(7,352,070)
Net increase (decrease)	86,810	5,243,442	(42,849)	(1,851,403)
Class C
Subscriptions	232,886	9,800,732	294,371	10,182,407
Distributions reinvested	339,260	13,163,270	216,905	7,246,787
Redemptions	(1,003,644)	(42,194,435)	(581,402)	(20,671,490)
Net decrease	(431,498)	(19,230,433)	(70,126)	(3,242,296)
Class E
Subscriptions	230	10,962	370	16,542
Distributions reinvested	42,367	2,128,937	30,442	1,266,394
Redemptions	(54,829)	(2,953,716)	(57,725)	(2,554,049)
Net decrease	(12,232)	(813,817)	(26,913)	(1,271,113)
Institutional Class
Subscriptions	1,241,974	71,615,653	1,189,338	54,260,014
Distributions reinvested	2,277,626	122,057,961	1,516,548	66,712,940
Redemptions	(2,869,901)	(163,390,306)	(4,346,615)	(195,849,121)
Net increase (decrease)	649,699	30,283,308	(1,640,729)	(74,876,167)
Institutional 2 Class
Subscriptions	1,359,264	87,695,216	105,298	4,813,721
Distributions reinvested	43,360	2,328,003	28,130	1,239,420
Redemptions	(110,786)	(6,394,925)	(102,402)	(4,587,292)
Net increase	1,291,838	83,628,294	31,026	1,465,849
Institutional 3 Class
Subscriptions	6,124,493	331,787,174	2,681,545	132,385,266
Distributions reinvested	679,477	36,637,408	333,271	14,737,257
Redemptions	(3,441,935)	(200,663,745)	(1,879,561)	(87,088,044)
Net increase	3,362,035	167,760,837	1,135,255	60,034,479
Class R
Subscriptions	71,838	3,791,386	86,595	3,813,146
Distributions reinvested	21,288	1,060,751	12,085	499,350
Redemptions	(163,052)	(8,872,547)	(170,460)	(7,250,675)
Net decrease	(69,926)	(4,020,410)	(71,780)	(2,938,179)
Class V
Subscriptions	144,581	7,309,544	103,682	4,371,474
Distributions reinvested	457,788	22,935,181	306,175	12,694,027
Redemptions	(404,125)	(21,641,753)	(391,349)	(16,866,392)
Net increase	198,244	8,602,972	18,508	199,109
Total net increase (decrease)	7,167,903	365,711,826	(967,564)	(40,309,225)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Fund | Annual Report 2021

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Columbia Large Cap Growth Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$50.90	(0.11)	18.52	18.41	(0.07)	(6.58)	(6.65)
Year Ended 7/31/2020	$43.43	(0.01)	11.15	11.14	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.86	(0.04)	2.98	2.94	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.81	(0.05)	6.62	6.57	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.82	0.06	6.47	6.53	(0.08)	(0.46)	(0.54)
Advisor Class
Year Ended 7/31/2021	$54.87	0.02	20.10	20.12	(0.19)	(6.58)	(6.77)
Year Ended 7/31/2020	$46.43	0.10	12.01	12.11	—	(3.67)	(3.67)
Year Ended 7/31/2019	$46.53	0.07	3.20	3.27	—	(3.37)	(3.37)
Year Ended 7/31/2018	$42.06	0.05	7.00	7.05	(0.06)	(2.52)	(2.58)
Year Ended 7/31/2017	$35.69	0.15	6.84	6.99	(0.16)	(0.46)	(0.62)
Class C
Year Ended 7/31/2021	$40.39	(0.39)	14.31	13.92	—	(6.58)	(6.58)
Year Ended 7/31/2020	$35.43	(0.27)	8.90	8.63	—	(3.67)	(3.67)
Year Ended 7/31/2019	$36.70	(0.29)	2.39	2.10	—	(3.37)	(3.37)
Year Ended 7/31/2018	$33.95	(0.30)	5.57	5.27	—	(2.52)	(2.52)
Year Ended 7/31/2017	$29.06	(0.18)	5.53	5.35	—	(0.46)	(0.46)
Class E
Year Ended 7/31/2021	$50.50	(0.26)	18.35	18.09	(0.02)	(6.58)	(6.60)
Year Ended 7/31/2020	$43.15	(0.06)	11.08	11.02	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.65	(0.08)	2.95	2.87	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.67	(0.10)	6.60	6.50	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.70	0.02	6.45	6.47	(0.04)	(0.46)	(0.50)
Institutional Class
Year Ended 7/31/2021	$53.52	0.03	19.56	19.59	(0.19)	(6.58)	(6.77)
Year Ended 7/31/2020	$45.38	0.10	11.71	11.81	—	(3.67)	(3.67)
Year Ended 7/31/2019	$45.56	0.06	3.13	3.19	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.23	0.06	6.86	6.92	(0.07)	(2.52)	(2.59)
Year Ended 7/31/2017	$35.00	0.15	6.70	6.85	(0.16)	(0.46)	(0.62)
Institutional 2 Class
Year Ended 7/31/2021	$53.62	(0.00)(e)	19.64	19.64	(0.21)	(6.58)	(6.79)
Year Ended 7/31/2020	$45.44	0.12	11.73	11.85	—	(3.67)	(3.67)
Year Ended 7/31/2019	$45.59	0.09	3.13	3.22	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.25	0.08	6.87	6.95	(0.09)	(2.52)	(2.61)
Year Ended 7/31/2017	$35.02	0.18	6.70	6.88	(0.19)	(0.46)	(0.65)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$62.66	39.24%	0.99%(c)	0.99%(c),(d)	(0.21%)	52%	$2,900,684
Year Ended 7/31/2020	$50.90	27.48%	1.02%	1.02%(d)	(0.03%)	46%	$2,249,478
Year Ended 7/31/2019	$43.43	7.84%	1.04%	1.04%	(0.10%)	35%	$1,932,367
Year Ended 7/31/2018	$43.86	17.26%	1.05%	1.05%(d)	(0.13%)	32%	$1,976,097
Year Ended 7/31/2017	$39.81	19.61%	1.09%	1.09%(d)	0.16%	29%	$1,835,075
Advisor Class
Year Ended 7/31/2021	$68.22	39.60%	0.74%(c)	0.74%(c),(d)	0.03%	52%	$20,760
Year Ended 7/31/2020	$54.87	27.81%	0.77%	0.77%(d)	0.21%	46%	$11,934
Year Ended 7/31/2019	$46.43	8.11%	0.79%	0.79%	0.15%	35%	$12,088
Year Ended 7/31/2018	$46.53	17.52%	0.80%	0.80%(d)	0.12%	32%	$14,629
Year Ended 7/31/2017	$42.06	19.92%	0.84%	0.84%(d)	0.40%	29%	$11,552
Class C
Year Ended 7/31/2021	$47.73	38.22%	1.74%(c)	1.74%(c),(d)	(0.93%)	52%	$81,519
Year Ended 7/31/2020	$40.39	26.54%	1.77%	1.77%(d)	(0.78%)	46%	$86,411
Year Ended 7/31/2019	$35.43	7.03%	1.79%	1.79%	(0.86%)	35%	$78,293
Year Ended 7/31/2018	$36.70	16.37%	1.80%	1.80%(d)	(0.87%)	32%	$75,872
Year Ended 7/31/2017	$33.95	18.72%	1.84%	1.84%(d)	(0.58%)	29%	$101,600
Class E
Year Ended 7/31/2021	$61.99	38.87%	1.27%(c)	1.26%(c),(d)	(0.48%)	52%	$20,376
Year Ended 7/31/2020	$50.50	27.37%	1.12%	1.12%(d)	(0.13%)	46%	$17,216
Year Ended 7/31/2019	$43.15	7.71%	1.14%	1.14%	(0.20%)	35%	$15,875
Year Ended 7/31/2018	$43.65	17.14%	1.15%	1.15%(d)	(0.23%)	32%	$16,877
Year Ended 7/31/2017	$39.67	19.50%	1.19%	1.19%(d)	0.06%	29%	$16,478
Institutional Class
Year Ended 7/31/2021	$66.34	39.61%	0.74%(c)	0.74%(c),(d)	0.04%	52%	$1,360,640
Year Ended 7/31/2020	$53.52	27.79%	0.77%	0.77%(d)	0.22%	46%	$1,062,936
Year Ended 7/31/2019	$45.38	8.11%	0.79%	0.79%	0.15%	35%	$975,664
Year Ended 7/31/2018	$45.56	17.54%	0.80%	0.80%(d)	0.13%	32%	$996,845
Year Ended 7/31/2017	$41.23	19.92%	0.84%	0.84%(d)	0.40%	29%	$1,132,702
Institutional 2 Class
Year Ended 7/31/2021	$66.47	39.63%	0.72%(c)	0.72%(c)	(0.00%)(e)	52%	$108,093
Year Ended 7/31/2020	$53.62	27.84%	0.73%	0.73%	0.26%	46%	$17,929
Year Ended 7/31/2019	$45.44	8.17%	0.74%	0.74%	0.20%	35%	$13,783
Year Ended 7/31/2018	$45.59	17.63%	0.73%	0.73%	0.19%	32%	$12,715
Year Ended 7/31/2017	$41.25	20.02%	0.74%	0.74%	0.49%	29%	$25,954
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2021	$53.84	0.05	19.70	19.75	(0.23)	(6.58)	(6.81)
Year Ended 7/31/2020	$45.59	0.14	11.78	11.92	—	(3.67)	(3.67)
Year Ended 7/31/2019	$45.70	0.11	3.15	3.26	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.35	0.09	6.88	6.97	(0.10)	(2.52)	(2.62)
Year Ended 7/31/2017	$35.10	0.16	6.76	6.92	(0.21)	(0.46)	(0.67)
Class R
Year Ended 7/31/2021	$50.11	(0.23)	18.19	17.96	—	(6.58)	(6.58)
Year Ended 7/31/2020	$42.92	(0.12)	10.98	10.86	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.49	(0.14)	2.94	2.80	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.59	(0.14)	6.56	6.42	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.65	(0.04)	6.44	6.40	—	(0.46)	(0.46)
Class V
Year Ended 7/31/2021	$50.37	(0.11)	18.32	18.21	(0.07)	(6.58)	(6.65)
Year Ended 7/31/2020	$43.01	(0.01)	11.04	11.03	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.47	(0.04)	2.95	2.91	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.48	(0.05)	6.56	6.51	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.55	0.06	6.41	6.47	(0.08)	(0.46)	(0.54)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2021	$66.78	39.70%	0.66%(c)	0.66%(c)	0.09%	52%	$877,535
Year Ended 7/31/2020	$53.84	27.91%	0.68%	0.68%	0.31%	46%	$526,471
Year Ended 7/31/2019	$45.59	8.24%	0.69%	0.69%	0.26%	35%	$394,049
Year Ended 7/31/2018	$45.70	17.65%	0.69%	0.69%	0.20%	32%	$428,819
Year Ended 7/31/2017	$41.35	20.09%	0.69%	0.69%	0.41%	29%	$184,471
Class R
Year Ended 7/31/2021	$61.49	38.92%	1.24%(c)	1.24%(c),(d)	(0.44%)	52%	$10,247
Year Ended 7/31/2020	$50.11	27.14%	1.27%	1.27%(d)	(0.28%)	46%	$11,856
Year Ended 7/31/2019	$42.92	7.57%	1.29%	1.29%	(0.35%)	35%	$13,233
Year Ended 7/31/2018	$43.49	16.96%	1.30%	1.30%(d)	(0.35%)	32%	$15,911
Year Ended 7/31/2017	$39.59	19.29%	1.34%	1.34%(d)	(0.10%)	29%	$29,781
Class V
Year Ended 7/31/2021	$61.93	39.26%	0.99%(c)	0.99%(c),(d)	(0.21%)	52%	$309,330
Year Ended 7/31/2020	$50.37	27.49%	1.02%	1.02%(d)	(0.03%)	46%	$241,606
Year Ended 7/31/2019	$43.01	7.84%	1.04%	1.04%	(0.11%)	35%	$205,528
Year Ended 7/31/2018	$43.47	17.25%	1.05%	1.05%(d)	(0.13%)	32%	$208,329
Year Ended 7/31/2017	$39.48	19.59%	1.09%	1.09%(d)	0.16%	29%	$194,803
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2021	21

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date and are closed to new investors and new accounts. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22	Columbia Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a
Columbia Large Cap Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
July 31, 2021
counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
24	Columbia Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,097,504*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	14,400,848

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,379,073)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	25,959,146

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Large Cap Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
July 31, 2021
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
26	Columbia Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended July 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
51,158,097	—	—
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Large Cap Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
July 31, 2021
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Class E	0.27
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
Class V	0.08
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty).
The lease and the Guaranty expired on January 31, 2019 and the formal dissolution of SDC is being undertaken. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2021 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,170, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $13,536.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class E shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.10% and 0.50% of the average daily net assets attributable to Class A, Class C, Class E and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
28	Columbia Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	712,477
Class C	—	1.00(b)	2,455
Class E	4.50	1.00(b)	212
Class V	5.75	0.50 - 1.00(a)	6,891

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.10%	1.15%
Advisor Class	0.85	0.90
Class C	1.85	1.90
Class E	1.40	1.25
Institutional Class	0.85	0.90
Institutional 2 Class	0.83	0.86
Institutional 3 Class	0.78	0.81
Class R	1.35	1.40
Class V	1.10	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Large Cap Growth Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, distribution reclassifications, net operating loss reclassification and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
11,471,267	(11,471,267)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
42,999,531	490,150,672	533,150,203	—	288,852,891	288,852,891
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
134,078,907	182,483,037	—	3,120,929,994
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,570,606,750	3,136,528,135	(15,598,141)	3,120,929,994
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,479,049,549 and $2,605,962,468, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
30	Columbia Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As
Columbia Large Cap Growth Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At July 31, 2021, affiliated shareholders of record owned 44.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
32	Columbia Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Large Cap Growth Fund | Annual Report 2021	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Large Cap Growth Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
36.33%	35.25%	$404,009,491
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Large Cap Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
36	Columbia Large Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Large Cap Growth Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
38	Columbia Large Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Large Cap Growth Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
40	Columbia Large Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Large Cap Growth Fund | Annual Report 2021	41

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
42	Columbia Large Cap Growth Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Large Cap Growth Fund | Annual Report 2021	43

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
44	Columbia Large Cap Growth Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Large Cap Growth Fund | Annual Report 2021	45

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Columbia Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN174_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Oregon Intermediate Municipal Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Oregon Intermediate Municipal Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Oregon Intermediate Municipal Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities).
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	1.38	2.26	2.90
	Including sales charges		-1.69	1.63	2.59
Advisor Class*		03/19/13	1.63	2.52	3.16
Class C	Excluding sales charges	10/13/03	0.92	1.78	2.46
	Including sales charges		-0.07	1.78	2.46
Institutional Class		07/02/84	1.63	2.52	3.16
Institutional 2 Class*		11/08/12	1.67	2.53	3.19
Institutional 3 Class*		03/01/17	1.72	2.59	3.19
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			2.60	3.11	3.76
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2021)
AAA rating	5.7
AA rating	61.8
A rating	24.2
BBB rating	1.7
BB rating	1.1
Not rated	5.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 1.38% excluding sales charges. Institutional Class shares of the Fund returned 1.63%. The Fund underperformed its benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which returned 2.60% for the same time period.
Market overview
Optimism from strong second quarter 2020 municipal bond gains shifted to caution by mid-August as investors paused to reassess the overhang of COVID-19-driven economic weakness and then-upcoming U.S. election uncertainty. Record issuance during October started the fourth calendar quarter on uneasy footing. As issuers rushed to float new deals ahead of the November elections, excess supply and upward rate pressure during the month pushed municipal bond total returns into negative territory. Heading into year-end 2020, positive news regarding COVID-19 vaccine approvals sparked a renewed bid for risk assets, including municipal bonds. Further, after having flooded the market with pre-election supply, municipal bond investors were left with limited new issuance to meet demand in November and December, a dynamic that helped end the year on a positive note.
Strong municipal bond performance continued into 2021. Despite the gradual upward march of U.S. Treasury yields, municipal bond performance remained positive as supply remained light and spreads (yield differentials to duration-equivalent U.S. Treasuries) tightened. By mid-February, however, municipal bonds succumbed to the upward pull of U.S. Treasury yields, and municipal bond yields moved higher across much of the maturity spectrum, with only the shortest maturities avoiding substantial yield spikes. By the end of March 2021, yields had retraced somewhat lower, reviving municipal bond outperformance versus U.S. Treasuries.
Municipal performance at the mid-year point was supported by record inflows, improving credit fundamentals, better than forecasted tax revenue collections and substantial fiscal stimulus via the American Rescue Plan, which includes direct assistance of $350 billion for state and local governments and additional funding for education, transportation and public health. Tax revenue performance had been strong even through the depths of the pandemic, with projected deficits turning into actual surpluses for many state and local governments. Surprise revenue outperformance, coupled with direct federal support, bolstered credit fundamentals for many issuers.
During the month of July, the 10-year U.S. Treasury yield fell by 25 basis points (bps) in reaction to another possible COVID-19 induced economic slowdown. (A basis point is one one-hundredth of one percent.) Even with concerns that growth might moderate, lower quality portions of the market continued to lead the recovery.
A $550 million bipartisan infrastructure agreement was reached in July. The proposal was in line with expectations. However, Build America Bonds were not re-vitalized and the proposed revenue offsets do not include tax increases.
For the overall reporting period, the decided outperformance of lower quality bonds across the municipal market was a meaningful headwind for Oregon investors. This was evident as the Oregon-only subset of the benchmark lagged by nearly a full percentage point (1.64% vs. 2.60%). With a 20%+ greater distribution in higher rated issuers and corresponding underrepresentation in lower rated issuers for Oregon vs. the benchmark, which is national in scope, this created challenges for local investors as lower rated muni bonds outperformed the highest rated muni bonds by a considerable degree in total returns nationally. Additionally, the Oregon market has more local government obligation (GO) issuers, which generally underperformed the market and fewer transportation-related issuers, which mostly outperformed. Finally, the national marketplace was buoyed by a number of regions and issuers outside of Oregon that exhibited quite remarkable performance during the year.
Through fiscal year 2020, Oregon has demonstrated strong growth in personal income tax collections that have been the majority of the state’s general fund revenues. Further, the state has shown commitment to building reserves after years with surpluses and making budget adjustments during the year. The state’s current budgetary reserves are at generational highs, and officials estimate the current 2019-2021 biennium will end with approximately $1.36 billion in combined rainy-day and educational stability funds. In our view, Oregon’s reserves are strong and provide the state with the flexibility to navigate the current pandemic-affected economy. Challenges remain, however, such as an aging workforce and an increasing demand for leisure and health care services from the growing retired population. Further, wildfire activity in 2021 appeared to follow in the same vein as the devastating 2020 wildfire season, as several active wildfires burning throughout the state had prompted several evacuation orders and posed threats to multiple communities across the state as of the close of the reporting period.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period
•	We’ve generally been more constructive on credit than duration over the past fiscal period. As a result, the Fund was run with a shorter duration than that of the benchmark during the period. This less-than-benchmark duration posture, along with the presence of cash reserves, curtailed performance.
•	The Fund’s underweight to bonds rated BBB and overweight to bonds rated AA detracted from performance, illustrating the challenge of managing a high-quality issuer pool against the national universe.
•	Similarly, an overweight to local GOs, in addition to pre-refunded bonds, weighed on Fund performance.
•	Security selection within a few AA- and A-rated local GO bonds, transportation, and special tax names detracted from results versus the benchmark.
•	Finally, as mentioned above, some of the Fund’s relative performance was a function of the strong performing constituents of the benchmark, such as many Illinois and New Jersey based credits that performed exceptionally well and benefited the benchmark by outsized proportions. These strong performing constituents were outside the reach of this Oregon-domiciled fund.
The Fund’s notable contributors during the period
•	We try to manage aspects of the Fund’s portfolio to more closely resemble the more balanced national market than the inherent characteristics of the state’s own issuance patterns. We believe that footing contributed to performance in several ways.
•	A maturity profile that underweighted bonds with maturities within 2-5 years, while overweighting bonds with maturities of 10+ years, was helpful.
•	An underrepresentation to AAA-rated issuers, along with a measured exposure to non-rated bonds in continuing care retirement communities, local GOs and charter schools, benefited performance.
•	One area in which the Fund did more parallel the state’s makeup was in the use of zero-coupon bonds; an overweight to these naturally accreting instruments added to relative performance.
•	Owning fewer state GOs than the benchmark, along with more hospitals, was beneficial, as was several instances of positive security selection decisions in various hospital, education, and student housing positions.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.80	1,020.89	4.05	4.08	0.81
Advisor Class	1,000.00	1,000.00	1,007.10	1,022.14	2.80	2.82	0.56
Class C	1,000.00	1,000.00	1,003.60	1,018.65	6.29	6.34	1.26
Institutional Class	1,000.00	1,000.00	1,007.10	1,022.14	2.80	2.82	0.56
Institutional 2 Class	1,000.00	1,000.00	1,007.20	1,022.29	2.65	2.67	0.53
Institutional 3 Class	1,000.00	1,000.00	1,007.50	1,022.54	2.40	2.42	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.7%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.7%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	0.030%	600,000	600,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	0.030%	2,000,000	2,000,000
Total			2,600,000
Total Floating Rate Notes (Cost $2,600,000)			2,600,000

Municipal Bonds 95.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 5.4%
Port of Portland
Refunding Revenue Bonds
Portland International Airport
Series 2015-23
07/01/2028	5.000%	1,240,000	1,456,336
07/01/2031	5.000%	1,750,000	2,055,312
07/01/2032	5.000%	2,000,000	2,344,680
Revenue Bonds
Passenger Facility Charge
Series 2011
07/01/2027	5.500%	6,635,000	6,731,674
Port of Portland Airport(c)
Revenue Bonds
Portland International Airport
Series 2019
07/01/2035	5.000%	1,680,000	2,140,428
07/01/2036	5.000%	650,000	826,602
Series 2020A-27
07/01/2030	5.000%	3,000,000	3,962,951
Total			19,517,983
Charter Schools 0.2%
Oregon State Facilities Authority(d)
Revenue Bonds
Redmond Proficiency Academy Project
Series 2015
06/15/2025	4.750%	200,000	215,379
06/15/2035	5.500%	540,000	597,446
Total			812,825
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 1.5%
City of Forest Grove
Refunding Revenue Bonds
Campus Improvement Pacific University Project
Series 2014
05/01/2034	5.250%	1,000,000	1,033,810
Series 2015
05/01/2030	5.000%	550,000	629,889
05/01/2036	5.000%	1,500,000	1,706,002
Oak Tree Foundation Project
Series 2017
03/01/2024	5.000%	250,000	274,913
03/01/2025	5.000%	200,000	226,611
Oregon State Facilities Authority
Refunding Revenue Bonds
Reed College Project
Series 2017A
07/01/2032	4.000%	250,000	292,657
University of Portland
Series 2015A
04/01/2030	5.000%	500,000	574,130
04/01/2031	5.000%	530,000	608,469
Total			5,346,481
Hospital 11.5%
Astoria Hospital Facilities Authority
Refunding Revenue Bonds
Columbia Memorial Hospital
Series 2012
08/01/2021	4.000%	725,000	725,138
08/01/2026	5.000%	1,200,000	1,255,502
08/01/2027	5.000%	1,260,000	1,318,018
08/01/2031	5.000%	2,860,000	2,989,346
Klamath Falls Intercommunity Hospital Authority
Refunding Revenue Bonds
Sky Lakes Medical Center Project
Series 2012
09/01/2022	5.000%	500,000	525,498
Series 2016
09/01/2028	5.000%	265,000	319,359
09/01/2030	5.000%	830,000	990,513
09/01/2031	5.000%	500,000	595,098
09/01/2032	5.000%	270,000	320,756
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2033	5.000%	1,200,000	1,594,438
08/15/2039	4.000%	1,100,000	1,330,012
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon Health & Science University
Refunding Revenue Bonds
Series 2016B
07/01/2034	5.000%	7,500,000	9,048,369
Series 2019A
07/01/2032	5.000%	5,175,000	6,792,976
Oregon State Facilities Authority
Refunding Revenue Bonds
Legacy Health Project
Series 2016A
06/01/2033	5.000%	1,600,000	1,918,532
06/01/2034	5.000%	3,185,000	3,814,061
PeaceHealth Project
Series 2014A
11/15/2029	5.000%	1,600,000	1,771,399
Salem Hospital Facility Authority
Refunding Revenue Bonds
Salem Health Project
Series 2016A
05/15/2029	5.000%	1,000,000	1,195,565
05/15/2030	5.000%	1,000,000	1,194,162
05/15/2031	5.000%	1,025,000	1,222,440
Series 2019
05/15/2037	5.000%	2,305,000	2,941,648
Total			41,862,830
Local General Obligation 31.4%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis(e)
Unlimited General Obligation Bonds
Series 2018A
06/15/2038	5.000%	500,000	628,136
Blue Mountain Community College District
Unlimited General Obligation Bonds
Series 2015
06/15/2029	4.000%	1,000,000	1,136,274
Boardman Park & Recreation District
Unlimited General Obligation Bonds
Series 2015
06/15/2035	5.250%	3,400,000	3,768,080
Canyonville South Umpqua Rural Fire Protection District
Unlimited General Obligation Bonds
Series 2001
07/01/2031	5.400%	610,000	612,343
Central Oregon Community College
Limited General Obligation Bonds
Series 2014
06/01/2029	5.000%	500,000	564,527
Unlimited General Obligation Bonds
Series 2010
06/15/2024	4.750%	2,580,000	2,585,747
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chemeketa Community College District
Unlimited General Obligation Refunding Bonds
Series 2014
06/15/2026	5.000%	1,100,000	1,248,191
Series 2015
06/15/2026	4.000%	1,745,000	1,992,772
City of Hillsboro
Limited General Obligation Refunding Bonds
Series 2012
06/01/2025	4.000%	1,875,000	1,934,815
City of Lebanon
Unlimited General Obligation Refunding Bonds
Series 2015
06/01/2026	5.000%	1,675,000	1,965,130
06/01/2027	5.000%	1,715,000	2,006,351
City of Madras
Unlimited General Obligation Refunding Bonds
Series 2013
02/15/2024	4.000%	445,000	469,369
02/15/2027	4.500%	500,000	531,095
City of Portland
Limited General Obligation Bonds
Limited Tax Sellwood Bridge Project
Series 2014
06/01/2024	5.000%	1,985,000	2,256,846
Limited General Obligation Refunding Bonds
Series 2021A
06/01/2029	5.000%	2,000,000	2,652,727
Unlimited General Obligation Refunding Bonds
Public Safety Projects and Emergency Facilities
Series 2014
06/15/2024	5.000%	1,885,000	2,146,512
City of Redmond
Limited General Obligation Bonds
Series 2014A
06/01/2027	5.000%	685,000	773,195
City of Salem
Unlimited General Obligation Refunding Bonds
Series 2017
06/01/2030	4.000%	2,000,000	2,360,746
City of Sisters
Limited General Obligation Refunding Bonds
Series 2016
12/01/2035	4.000%	620,000	703,055
Clackamas & Washington Counties School District No. 3
Unlimited General Obligation Bonds
Series 2020B
06/15/2028	5.000%	275,000	355,241
06/15/2029	5.000%	435,000	574,741

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clackamas Community College District(e)
Unlimited General Obligation Bonds
Convertible Deferred Interest
Series 2017A
06/15/2038	5.000%	760,000	927,316
Clackamas County School District No. 108 Estacada
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
06/15/2025	5.500%	2,485,000	2,982,818
Clackamas County School District No. 12 North Clackamas
Unlimited General Obligation Bonds
Series 2017B
06/15/2033	5.000%	3,500,000	4,345,334
Clatsop County School District No. 1-C
Unlimited General Obligation Bonds
Astoria
06/15/2035	5.000%	1,000,000	1,296,908
Clatsop County School District No. 30 Warrenton-Hammond(f)
Unlimited General Obligation Bonds
Deferred Interest
Series 2019
06/15/2035	0.000%	1,000,000	675,342
Columbia County School District No. 502(f)
Unlimited General Obligation Bonds
Deferred Interest
Series 2020A
06/15/2033	0.000%	300,000	240,598
Coos County School District No. 9 Coos Bay
Unlimited General Obligation Bonds
Series 2018
06/15/2034	5.000%	500,000	631,161
06/15/2035	5.000%	1,000,000	1,264,298
County of Clackamas
Unlimited General Obligation Refunding Bonds
Series 2020
06/01/2030	4.000%	1,030,000	1,302,010
06/01/2031	4.000%	1,060,000	1,327,909
Deschutes & Jefferson Counties School District No. 2J Redmond(f)
Unlimited General Obligation Bonds
Series 2004B (NPFGC)
06/15/2022	0.000%	2,335,000	2,332,488
Deschutes & Jefferson Counties School District No. 2J Redmond
Unlimited General Obligation Bonds
Series 2021
06/15/2038	4.000%	650,000	811,134
Hillsboro School District No. 1J
Unlimited General Obligation Bonds
Washington, Yamhill and Multnomah Counties
Series 2017
06/15/2035	5.000%	2,500,000	3,091,423
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020
06/15/2029	5.000%	550,000	725,701
06/15/2038	4.000%	2,500,000	3,060,513
Jackson County School District No. 4(f)
Unlimited General Obligation Bonds
Series 2018A
06/15/2033	0.000%	1,000,000	741,070
Jackson County School District No. 5 Ashland
Unlimited General Obligation Bonds
Series 2019
06/15/2036	5.000%	3,000,000	3,880,653
Jackson County School District No. 549C Medford
Unlimited General Obligation Refunding Bonds
Series 2015
12/15/2023	5.000%	1,000,000	1,115,781
Jackson County School District No. 6 Central Point
Unlimited General Obligation Bonds
Series 2019A
06/15/2036	4.000%	1,145,000	1,380,674
Klamath Falls City Schools
Unlimited General Obligation Refunding Bonds
Series 2015A
06/15/2028	4.000%	500,000	569,441
Lane Community College
Unlimited General Obligation Bonds
Series 2012
06/15/2023	5.000%	1,000,000	1,042,520
Series 2020A
06/15/2033	4.000%	1,000,000	1,250,085
Lane County School District No. 1 Pleasant Hill(f)
Unlimited General Obligation Bonds
Series 2014B
06/15/2029	0.000%	1,775,000	1,612,848
Lane County School District No. 19 Springfield
Unlimited General Obligation Bonds
Series 2015A
06/15/2031	5.000%	2,000,000	2,348,717
Lane County School District No. 19 Springfield(f)
Unlimited General Obligation Bonds
Series 2015B
06/15/2033	0.000%	3,770,000	3,080,266
Unlimited General Obligation Refunding Bonds
Series 2015D
06/15/2024	0.000%	2,305,000	2,272,347
06/15/2028	0.000%	1,480,000	1,369,952
Linn & Benton Counties School District No. 8J Greater Albany
Unlimited General Obligation Bonds
Series 2017
06/15/2030	5.000%	1,000,000	1,246,860

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Marion County School District No. 15 North Marion
Unlimited General Obligation Bonds
Series 2018B
06/15/2032	5.000%	1,000,000	1,264,301
06/15/2033	5.000%	240,000	302,643
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow(f)
Unlimited General Obligation Bonds
Series 2017A
06/15/2033	0.000%	4,000,000	2,893,600
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow
Unlimited General Obligation Bonds
Series 2017B
06/15/2031	5.000%	3,000,000	3,745,310
Multnomah County School District No. 1 Portland
Unlimited General Obligation Bonds
Series 2020
06/15/2029	5.000%	2,000,000	2,644,274
Multnomah County School District No. 7 Reynolds(f)
Unlimited General Obligation Bonds
Deferred Interest
Series 2015B
06/15/2030	0.000%	4,000,000	3,129,406
Polk Marion & Benton Counties School District No. 13J Central
Unlimited General Obligation Refunding Bonds
Series 2015
02/01/2027	4.000%	750,000	845,510
02/01/2028	4.000%	1,000,000	1,125,372
Portland Community College District
Unlimited General Obligation Bonds
Series 2018
06/15/2029	5.000%	1,000,000	1,215,363
Unlimited General Obligation Refunding Bonds
Series 2016
06/15/2027	5.000%	2,100,000	2,560,179
Salem-Keizer School District No. 24J
Unlimited General Obligation Bonds
Series 2018
06/15/2035	4.000%	1,000,000	1,190,802
Washington Clackamas & Yamhill Counties School District No. 88J(f)
Unlimited General Obligation Bonds
Deferred Interest
Series 2018A
06/15/2037	0.000%	3,500,000	2,187,993
Washington Clackamas & Yamhill Counties School District No. 88J
Unlimited General Obligation Bonds
Sherwood College
Series 2017B
06/15/2031	5.000%	4,500,000	5,617,965
Washington County School District No. 15 Forest Grove
Unlimited General Obligation Bonds
Series 2012A
06/15/2024	5.000%	1,780,000	1,854,831
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Yamhill Clackamas & Washington Counties School District No. 29J Newberg
Unlimited General Obligation Bonds
Series 2021B
06/15/2028	4.000%	2,000,000	2,444,952
06/15/2029	4.000%	2,000,000	2,485,012
Total			113,699,573
Multi-Family 1.2%
Oregon State Facilities Authority
Refunding Revenue Bonds
College Housing Northwest Project
Series 2013A
10/01/2022	4.000%	875,000	903,979
Oregon State Facilities Authority(d)
Revenue Bonds
College Housing Northwest Project
Series 2016A
10/01/2026	4.000%	500,000	523,535
10/01/2036	5.000%	1,000,000	1,089,935
State of Oregon Housing & Community Services Department
Revenue Bonds
Susan Emmons Apartment Project (The)
Series 2021 (HUD) (Mandatory Put 12/01/23)
06/01/2024	0.380%	2,000,000	2,004,743
Total			4,522,192
Municipal Power 2.1%
Central Lincoln People’s Utility District JATC, Inc.
Revenue Bonds
Series 2016
12/01/2033	5.000%	350,000	415,771
12/01/2034	5.000%	400,000	474,601
12/01/2035	5.000%	410,000	485,694
12/01/2036	5.000%	440,000	520,612
City of Eugene Electric Utility System
Revenue Bonds
Series 2017
08/01/2029	5.000%	530,000	664,777
08/01/2030	5.000%	420,000	524,690
08/01/2031	5.000%	450,000	559,772
08/01/2032	5.000%	250,000	310,317
Northern Wasco County Peoples Utility District
Revenue Bonds
Series 2016
12/01/2031	5.000%	1,455,000	1,769,425
12/01/2036	5.000%	1,545,000	1,860,980
Total			7,586,639

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 0.8%
Oregon State Business Development Commission
Revenue Bonds
Intel Corp. Project
Series 2018-232 (Mandatory Put 08/14/23)
12/01/2040	2.400%	2,000,000	2,083,483
Warm Springs Reservation Confederated Tribe(d),(g)
Refunding Revenue Bonds
Green Bonds - Pelton-Round Butte Project
Series 2019
11/01/2036	5.000%	590,000	726,135
Total			2,809,618
Pool / Bond Bank 0.7%
Oregon State Bond Bank
Refunding Revenue Bonds
Series 2018A
01/01/2028	5.000%	850,000	1,016,501
01/01/2029	5.000%	1,120,000	1,336,144
Total			2,352,645
Ports 0.8%
Port of Morrow
Limited General Obligation Refunding Bonds
Subordinated Series 2021D
12/01/2034	4.000%	1,250,000	1,491,064
12/01/2035	4.000%	1,290,000	1,535,869
Total			3,026,933
Refunded / Escrowed 9.7%
City of Woodburn Wastewater
Refunding Revenue Bonds
Series 2011A Escrowed to Maturity
03/01/2022	5.000%	4,620,000	4,749,353
Clackamas County School District No. 12 North Clackamas
Prerefunded 06/15/24 Unlimited General Obligation Bonds
Series 2014
06/15/2029	5.000%	1,500,000	1,708,486
Jefferson County School District No. 509J
Prerefunded 06/15/23 Unlimited General Obligation Bonds
Madras
Series 2013B
06/15/2028	5.000%	2,095,000	2,284,740
Oregon City School District No. 62
Prerefunded 06/01/24 Unlimited General Obligation Refunding Revenue Bonds
School Building Guaranty
Series 2014
06/01/2034	5.000%	990,000	1,125,738
06/01/2034	5.000%	780,000	885,756
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port of Morrow
Prerefunded 06/01/23 Limited General Obligation Bonds
Series 2016
12/01/2027	5.000%	615,000	669,540
12/01/2028	5.000%	645,000	702,201
12/01/2029	5.000%	340,000	370,152
12/01/2030	5.000%	335,000	364,709
12/01/2031	5.000%	375,000	408,256
12/01/2036	5.000%	1,160,000	1,262,873
Puerto Rico Public Finance Corp.(g)
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	5,000,000	6,287,223
Umatilla County School District No. 16R Pendleton
Prerefunded 06/15/24 Unlimited General Obligation Bonds
Series 2014A
06/15/2030	5.000%	1,110,000	1,264,280
06/15/2031	5.000%	2,890,000	3,291,683
Union County School District No. 1 La Grande
Prerefunded 06/15/25 Unlimited General Obligation Bonds
Series 2015
06/15/2030	4.000%	1,000,000	1,144,209
Washington & Multnomah Counties School District No. 48J Beaverton
Prerefunded 06/15/22 Unlimited General Obligation Bonds
Series 2012B
06/15/2023	4.000%	4,090,000	4,229,600
Prerefunded 06/15/24 Unlimited General Obligation Bonds
Series 2014
06/15/2033	5.000%	4,000,000	4,555,962
Total			35,304,761
Retirement Communities 3.5%
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project - TEMPS-50
Series 2020
11/15/2025	2.750%	1,000,000	1,004,956
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2038	5.000%	220,000	241,965
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2034	5.125%	4,000,000	4,371,945
Terwilliger Plaza, Inc.
Series 2012
12/01/2022	5.000%	500,000	517,791

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016
12/01/2030	5.000%	325,000	380,485
12/01/2036	5.000%	900,000	1,040,711
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Rogue Valley Manor
Series 2013
10/01/2022	5.000%	625,000	658,119
10/01/2023	5.000%	645,000	707,965
10/01/2024	5.000%	455,000	499,215
Salem Hospital Facility Authority
Revenue Bonds
Capital Manor Project
Series 2018
05/15/2033	5.000%	555,000	651,551
05/15/2038	5.000%	500,000	583,189
Yamhill County Hospital Authority
Refunding Revenue Bonds
Friendsview
Series 2021A
11/15/2036	5.000%	1,220,000	1,475,280
Friendsview Retirement Community
Series 2016
11/15/2026	4.000%	425,000	456,557
Total			12,589,729
Single Family 2.0%
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
07/01/2032	3.150%	2,425,000	2,606,253
Series 2020A
07/01/2028	1.700%	1,310,000	1,341,612
01/01/2029	1.750%	1,270,000	1,297,584
Series 2020C
07/01/2035	2.000%	2,000,000	2,056,585
Total			7,302,034
Special Non Property Tax 8.5%
Metro
Revenue Bonds
Convention Center Hotel
Series 2017
06/15/2030	5.000%	435,000	541,251
06/15/2031	5.000%	725,000	898,520
06/15/2032	5.000%	780,000	964,526
Oregon State Lottery
Refunding Revenue Bonds
Series 2014B
04/01/2027	5.000%	1,750,000	1,967,203
Series 2015D
04/01/2027	5.000%	2,500,000	2,917,991
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2019A
04/01/2036	5.000%	1,000,000	1,281,965
State of Oregon Department of Transportation
Refunding Revenue Bonds
Senior Lien
Series 2017B
11/15/2026	5.000%	4,000,000	4,951,794
Senior Lien User Tax
Series 2017C
11/15/2026	5.000%	1,000,000	1,237,948
Subordinated Series 2019A
11/15/2036	5.000%	2,000,000	2,635,341
Revenue Bonds
Subordinated Series 2020A
11/15/2037	5.000%	4,000,000	5,351,101
Tri-County Metropolitan Transportation District of Oregon
Refunding Revenue Bonds
Senior Lien
Series 2016
09/01/2031	4.000%	1,000,000	1,164,630
09/01/2032	4.000%	1,250,000	1,452,350
Revenue Bonds
Senior Lien Payroll Tax
Series 2017A
09/01/2032	5.000%	1,595,000	1,949,397
Series 2018A
09/01/2034	5.000%	550,000	689,003
09/01/2035	5.000%	800,000	1,001,508
Series 2019A
09/01/2037	5.000%	1,500,000	1,953,299
Total			30,957,827
Special Property Tax 1.4%
City of Keizer
Special Assessment Bonds
Keizer Station Area
Series 2008A
06/01/2031	5.200%	2,055,000	2,062,679
City of Portland
Tax Allocation Bonds
Central Eastside
Series 2011B
06/15/2026	5.000%	1,580,000	1,583,714
06/15/2027	5.000%	1,370,000	1,373,114
Total			5,019,507

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 4.6%
State of Oregon
Limited General Obligation Refunding Bonds
Veterans Welfare Bonds
Series 2020I
12/01/2030	1.950%	555,000	582,986
12/01/2031	2.000%	450,000	469,108
Unlimited General Obligation Bonds
Article XI-Q State Project
Series 2017A
05/01/2026	5.000%	1,250,000	1,523,253
Series 2015F
05/01/2030	5.000%	5,565,000	6,505,488
Series 2019
06/01/2038	5.000%	3,000,000	3,866,628
Series 2019G
08/01/2033	5.000%	1,320,000	1,731,152
Unlimited General Obligation Notes
Higher Education
Series 2016C
08/01/2033	5.000%	750,000	913,087
Series 2016A
08/01/2031	3.500%	500,000	556,583
08/01/2032	3.500%	500,000	554,264
Total			16,702,549
Transportation 3.3%
Tri-County Metropolitan Transportation District of Oregon
Refunding Revenue Bonds
Series 2017
10/01/2026	5.000%	1,235,000	1,508,973
10/01/2027	5.000%	1,485,000	1,860,654
Revenue Bonds
Series 2018A
10/01/2032	5.000%	6,800,000	8,420,439
Total			11,790,066
Water & Sewer 6.5%
City of Albany
Limited General Obligation Refunding Bonds
Series 2013
08/01/2022	4.000%	1,240,000	1,288,090
08/01/2023	4.000%	1,290,000	1,387,451
City of Beaverton Water
Revenue Bonds
Series 2018
04/01/2034	5.000%	1,125,000	1,413,954
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Bend Sewer
Revenue Bonds
Series 2020
05/01/2039	5.000%	1,390,000	1,827,951
City of Eugene Water Utility System
Refunding Revenue Bonds
Utility System
Series 2016
08/01/2032	4.000%	500,000	579,470
City of Portland Water System
Refunding Revenue Bonds
1st Lien
Series 2016A
04/01/2030	4.000%	7,375,000	8,490,602
Subordinated Series 2021B
05/01/2028	5.000%	1,000,000	1,288,576
05/01/2029	5.000%	1,000,000	1,320,278
Revenue Bonds
Series 2014A
05/01/2028	4.000%	3,390,000	3,726,295
City of Springfield Sewer System
Refunding Revenue Bonds
Series 2017
04/01/2025	4.000%	200,000	226,646
04/01/2026	4.000%	250,000	290,626
04/01/2027	4.000%	270,000	320,526
Clackamas River Water
Revenue Bonds
Series 2016
11/01/2032	5.000%	200,000	232,826
11/01/2033	5.000%	265,000	308,280
11/01/2034	5.000%	250,000	290,527
11/01/2035	5.000%	225,000	261,111
11/01/2036	5.000%	200,000	231,777
Total			23,484,986
Total Municipal Bonds (Cost $320,921,605)			344,689,178

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Money Market Funds 3.5%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.010%(h)	214,468	214,446
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.006%(h)	12,592,352	12,592,352
Total Money Market Funds (Cost $12,806,819)		12,806,798
Total Investments in Securities (Cost: $336,328,424)		360,095,976
Other Assets & Liabilities, Net		2,527,025
Net Assets		362,623,001
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2021.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $3,152,430, which represents 0.87% of total net assets.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2021.
(f)	Zero coupon bond.
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2021, the total value of these securities amounted to $7,013,358, which represents 1.93% of total net assets.
(h)	The rate shown is the seven-day current annualized yield at July 31, 2021.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
HUD	Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	2,600,000	—	2,600,000
Municipal Bonds	—	344,689,178	—	344,689,178
Money Market Funds	12,806,798	—	—	12,806,798
Total Investments in Securities	12,806,798	347,289,178	—	360,095,976
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $336,328,424)	$360,095,976
Cash	8,274
Receivable for:
Capital shares sold	508,106
Interest	2,825,206
Expense reimbursement due from Investment Manager	269
Prepaid expenses	6,566
Trustees’ deferred compensation plan	125,438
Total assets	363,569,835
Liabilities
Payable for:
Capital shares purchased	158,899
Distributions to shareholders	608,260
Management services fees	4,651
Distribution and/or service fees	398
Transfer agent fees	24,603
Compensation of board members	5,005
Compensation of chief compliance officer	10
Other expenses	19,570
Trustees’ deferred compensation plan	125,438
Total liabilities	946,834
Net assets applicable to outstanding capital stock	$362,623,001
Represented by
Paid in capital	338,538,035
Total distributable earnings (loss)	24,084,966
Total - representing net assets applicable to outstanding capital stock	$362,623,001
Class A
Net assets	$44,606,359
Shares outstanding	3,512,524
Net asset value per share	$12.70
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.09
Advisor Class
Net assets	$3,238,090
Shares outstanding	254,930
Net asset value per share	$12.70
Class C
Net assets	$4,872,672
Shares outstanding	383,695
Net asset value per share	$12.70
Institutional Class
Net assets	$266,297,904
Shares outstanding	20,970,066
Net asset value per share	$12.70
Institutional 2 Class
Net assets	$33,366,434
Shares outstanding	2,631,719
Net asset value per share	$12.68
Institutional 3 Class
Net assets	$10,241,542
Shares outstanding	805,411
Net asset value per share	$12.72
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	17

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$4,343
Interest	9,338,017
Total income	9,342,360
Expenses:
Management services fees	1,668,598
Distribution and/or service fees
Class A	111,005
Class C	56,788
Transfer agent fees
Class A	39,845
Advisor Class	2,414
Class C	5,091
Institutional Class	236,863
Institutional 2 Class	17,238
Institutional 3 Class	608
Compensation of board members	20,275
Custodian fees	2,264
Printing and postage fees	16,769
Registration fees	13,192
Audit fees	29,500
Legal fees	12,438
Compensation of chief compliance officer	105
Other	18,210
Total expenses	2,251,203
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(102,334)
Fees waived by distributor
Class C	(17,051)
Expense reduction	(400)
Total net expenses	2,131,418
Net investment income	7,210,942
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	25,280
Net realized gain	25,280
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,567,752)
Net change in unrealized appreciation (depreciation)	(1,567,752)
Net realized and unrealized loss	(1,542,472)
Net increase in net assets resulting from operations	$5,668,470
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$7,210,942	$8,343,031
Net realized gain	25,280	920,668
Net change in unrealized appreciation (depreciation)	(1,567,752)	6,367,463
Net increase in net assets resulting from operations	5,668,470	15,631,162
Distributions to shareholders
Net investment income and net realized gains
Class A	(925,372)	(1,005,535)
Advisor Class	(62,877)	(51,381)
Class C	(93,304)	(138,982)
Institutional Class	(6,162,182)	(6,779,444)
Institutional 2 Class	(723,876)	(620,481)
Institutional 3 Class	(213,859)	(190,874)
Total distributions to shareholders	(8,181,470)	(8,786,697)
Increase (decrease) in net assets from capital stock activity	11,747,514	(11,132,666)
Total increase (decrease) in net assets	9,234,514	(4,288,201)
Net assets at beginning of year	353,388,487	357,676,688
Net assets at end of year	$362,623,001	$353,388,487
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	715,810	9,089,451	739,910	9,318,043
Distributions reinvested	70,270	890,456	77,816	978,934
Redemptions	(859,891)	(10,921,882)	(759,216)	(9,471,398)
Net increase (decrease)	(73,811)	(941,975)	58,510	825,579
Advisor Class
Subscriptions	71,018	900,785	87,817	1,061,939
Distributions reinvested	4,962	62,877	4,083	51,377
Redemptions	(9,880)	(124,988)	(56,332)	(696,417)
Net increase	66,100	838,674	35,568	416,899
Class C
Subscriptions	44,033	557,658	128,825	1,624,134
Distributions reinvested	7,229	91,633	10,118	127,257
Redemptions	(194,527)	(2,471,232)	(285,416)	(3,571,044)
Net decrease	(143,265)	(1,821,941)	(146,473)	(1,819,653)
Institutional Class
Subscriptions	1,580,881	20,062,241	1,504,001	18,895,837
Distributions reinvested	375,671	4,760,339	416,378	5,238,328
Redemptions	(1,874,015)	(23,759,540)	(2,657,222)	(33,036,148)
Net increase (decrease)	82,537	1,063,040	(736,843)	(8,901,983)
Institutional 2 Class
Subscriptions	1,164,410	14,768,697	398,098	5,005,976
Distributions reinvested	57,227	723,871	49,386	620,290
Redemptions	(413,551)	(5,232,171)	(654,817)	(8,156,321)
Net increase (decrease)	808,086	10,260,397	(207,333)	(2,530,055)
Institutional 3 Class
Subscriptions	228,471	2,901,112	157,803	1,986,828
Distributions reinvested	10,744	136,339	9,172	115,563
Redemptions	(54,214)	(688,132)	(97,494)	(1,225,844)
Net increase	185,001	2,349,319	69,481	876,547
Total net increase (decrease)	924,648	11,747,514	(927,090)	(11,132,666)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

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Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$12.79	0.23	(0.06)	0.17	(0.23)	(0.03)	(0.26)
Year Ended 7/31/2020	$12.52	0.27	0.29	0.56	(0.27)	(0.02)	(0.29)
Year Ended 7/31/2019	$12.14	0.30	0.41	0.71	(0.31)	(0.02)	(0.33)
Year Ended 7/31/2018	$12.45	0.31	(0.31)	0.00(d)	(0.31)	—	(0.31)
Year Ended 7/31/2017	$12.82	0.32	(0.37)	(0.05)	(0.32)	—	(0.32)
Advisor Class
Year Ended 7/31/2021	$12.79	0.26	(0.05)	0.21	(0.27)	(0.03)	(0.30)
Year Ended 7/31/2020	$12.52	0.30	0.29	0.59	(0.30)	(0.02)	(0.32)
Year Ended 7/31/2019	$12.14	0.33	0.41	0.74	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.45	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Year Ended 7/31/2017	$12.82	0.35	(0.37)	(0.02)	(0.35)	—	(0.35)
Class C
Year Ended 7/31/2021	$12.79	0.17	(0.05)	0.12	(0.18)	(0.03)	(0.21)
Year Ended 7/31/2020	$12.52	0.22	0.28	0.50	(0.21)	(0.02)	(0.23)
Year Ended 7/31/2019	$12.14	0.25	0.40	0.65	(0.25)	(0.02)	(0.27)
Year Ended 7/31/2018	$12.45	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)
Year Ended 7/31/2017	$12.83	0.26	(0.38)	(0.12)	(0.26)	—	(0.26)
Institutional Class
Year Ended 7/31/2021	$12.79	0.26	(0.05)	0.21	(0.27)	(0.03)	(0.30)
Year Ended 7/31/2020	$12.52	0.30	0.29	0.59	(0.30)	(0.02)	(0.32)
Year Ended 7/31/2019	$12.14	0.33	0.41	0.74	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.45	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Year Ended 7/31/2017	$12.82	0.35	(0.37)	(0.02)	(0.35)	—	(0.35)
Institutional 2 Class
Year Ended 7/31/2021	$12.77	0.26	(0.05)	0.21	(0.27)	(0.03)	(0.30)
Year Ended 7/31/2020	$12.51	0.31	0.27	0.58	(0.30)	(0.02)	(0.32)
Year Ended 7/31/2019	$12.12	0.34	0.41	0.75	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.43	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Year Ended 7/31/2017	$12.81	0.35	(0.38)	(0.03)	(0.35)	—	(0.35)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$12.70	1.38%	0.84%	0.81%(c)	1.81%	5%	$44,606
Year Ended 7/31/2020	$12.79	4.52%	0.84%	0.81%(c)	2.16%	9%	$45,868
Year Ended 7/31/2019	$12.52	5.94%	0.84%	0.83%	2.49%	8%	$44,185
Year Ended 7/31/2018	$12.14	0.01%	0.84%	0.84%(c)	2.53%	10%	$39,896
Year Ended 7/31/2017	$12.45	(0.39%)	0.83%(e)	0.83%(c),(e)	2.53%	15%	$43,387
Advisor Class
Year Ended 7/31/2021	$12.70	1.63%	0.59%	0.56%(c)	2.06%	5%	$3,238
Year Ended 7/31/2020	$12.79	4.78%	0.59%	0.56%(c)	2.40%	9%	$2,415
Year Ended 7/31/2019	$12.52	6.21%	0.59%	0.57%	2.73%	8%	$1,919
Year Ended 7/31/2018	$12.14	0.25%	0.59%	0.59%(c)	2.78%	10%	$660
Year Ended 7/31/2017	$12.45	(0.14%)	0.59%(e)	0.59%(c),(e)	2.80%	15%	$664
Class C
Year Ended 7/31/2021	$12.70	0.92%	1.59%	1.26%(c)	1.36%	5%	$4,873
Year Ended 7/31/2020	$12.79	4.05%	1.59%	1.26%(c)	1.72%	9%	$6,740
Year Ended 7/31/2019	$12.52	5.46%	1.59%	1.28%	2.05%	8%	$8,434
Year Ended 7/31/2018	$12.14	(0.44%)	1.59%	1.29%(c)	2.07%	10%	$14,530
Year Ended 7/31/2017	$12.45	(0.91%)	1.58%(e)	1.28%(c),(e)	2.09%	15%	$24,330
Institutional Class
Year Ended 7/31/2021	$12.70	1.63%	0.59%	0.56%(c)	2.06%	5%	$266,298
Year Ended 7/31/2020	$12.79	4.78%	0.59%	0.56%(c)	2.41%	9%	$267,135
Year Ended 7/31/2019	$12.52	6.20%	0.59%	0.58%	2.74%	8%	$270,831
Year Ended 7/31/2018	$12.14	0.25%	0.59%	0.59%(c)	2.77%	10%	$293,485
Year Ended 7/31/2017	$12.45	(0.14%)	0.58%(e)	0.58%(c),(e)	2.79%	15%	$333,321
Institutional 2 Class
Year Ended 7/31/2021	$12.68	1.67%	0.56%	0.53%	2.10%	5%	$33,366
Year Ended 7/31/2020	$12.77	4.73%	0.56%	0.53%	2.45%	9%	$23,286
Year Ended 7/31/2019	$12.51	6.33%	0.56%	0.54%	2.77%	8%	$25,397
Year Ended 7/31/2018	$12.12	0.28%	0.56%	0.56%	2.80%	10%	$31,451
Year Ended 7/31/2017	$12.43	(0.18%)	0.55%(e)	0.55%(e)	2.85%	15%	$42,681
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2021	$12.81	0.27	(0.05)	0.22	(0.28)	(0.03)	(0.31)
Year Ended 7/31/2020	$12.54	0.31	0.29	0.60	(0.31)	(0.02)	(0.33)
Year Ended 7/31/2019	$12.15	0.34	0.42	0.76	(0.35)	(0.02)	(0.37)
Year Ended 7/31/2018	$12.47	0.35	(0.32)	0.03	(0.35)	—	(0.35)
Year Ended 7/31/2017(f)	$12.30	0.15	0.17(g)	0.32	(0.15)	—	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
07/31/2017	0.02%	0.01%	0.02%	0.02%	0.01%

(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2021	$12.72	1.72%	0.51%	0.48%	2.14%	5%	$10,242
Year Ended 7/31/2020	$12.81	4.86%	0.51%	0.48%	2.49%	9%	$7,945
Year Ended 7/31/2019	$12.54	6.37%	0.51%	0.49%	2.82%	8%	$6,909
Year Ended 7/31/2018	$12.15	0.26%	0.51%	0.51%	2.90%	10%	$3,871
Year Ended 7/31/2017(f)	$12.47	2.59%	0.53%(h)	0.53%(h)	2.84%(h)	15%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	25

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Oregon Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
26	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
July 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
28	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $400.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Effective September 1, 2020, the Distributor has contractually agreed to waive a portion of the distribution fee for Class C shares through November 30, 2021 so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated at the sole discretion of the Board of Trustees. Prior to September 1, 2020, this was a voluntary arrangement.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	45,851
Class C	—	1.00(b)	169

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2021
Class A	0.81%
Advisor Class	0.56
Class C	1.56
Institutional Class	0.56
Institutional 2 Class	0.53
Institutional 3 Class	0.48
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions, distribution reclassifications and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(4,625)	4,625	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021				Year Ended July 31, 2020
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
28	7,245,249	936,193	8,181,470	52,114	8,287,290	447,293	8,786,697
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,055,044	—	—	23,767,552
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
336,328,424	23,822,585	(55,033)	23,767,552
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $38,241,226 and $18,020,000, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
32	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Shareholder concentration risk
At July 31, 2021, one unaffiliated shareholder of record owned 15.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
July 31, 2021
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Oregon Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Oregon Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Exempt- interest dividends
$26,545	99.99%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
38	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
40	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Oregon Intermediate Municipal Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	43

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
44	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021	45

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
46	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2021

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Columbia Oregon Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN207_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Tax-Exempt Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Tax-Exempt Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Tax-Exempt Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income exempt from federal income tax and of capital appreciation, consistent with moderate fluctuation of principal.
Portfolio management
Kimberly Campbell
Lead Portfolio Manager
Managed Fund since 2002
Catherine Stienstra
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/21/78	5.74	3.25	4.52
	Including sales charges		2.55	2.62	4.20
Advisor Class*		03/19/13	5.88	3.44	4.69
Class C	Excluding sales charges	08/01/97	5.03	2.59	3.88
	Including sales charges		4.03	2.59	3.88
Institutional Class		09/16/05	5.95	3.45	4.73
Institutional 2 Class*		12/11/13	5.97	3.47	4.70
Institutional 3 Class*		03/01/17	6.01	3.48	4.63
Bloomberg Barclays Municipal Bond Index			3.29	3.41	4.27
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Tax-Exempt Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2021)
AAA rating	5.7
AA rating	20.6
A rating	39.4
BBB rating	20.6
BB rating	4.1
B rating	0.1
D rating	0.5
Not rated	9.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2021)
Illinois	11.8
Texas	8.6
California	8.2
Pennsylvania	8.1
Florida	5.8
New York	4.8
Michigan	4.6
Minnesota	4.3
Colorado	4.1
New Jersey	3.3
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Tax-Exempt Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 5.74% excluding sales charges. Institutional shares of the Fund returned 5.95%. The Fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 3.29%. for the same time period.
Market overview
As the annual period began in August 2020, optimism from strong second calendar quarter gains in the municipal bond market shifted to caution as investors paused to reassess the overhang of COVID-19-driven weakness and then-upcoming U.S. election uncertainty. Despite relative stability in September, record issuance and upward rate pressure pushed municipal bond total returns into negative territory for October. Heading into year-end 2020, positive news regarding COVID-19 vaccine approvals sparked a renewed enthusiasm for risk assets, including municipal bonds. Further, after having flooded the market with pre-election supply, municipal bond investors were left with limited new issuance to meet demand in November and December, a dynamic that helped end the calendar year on a positive note.
Despite the gradual upward march of U.S. Treasury yields, municipal bond performance remained positive as 2021 began. By mid-February, however, municipal bonds succumbed to the upward pull of U.S. Treasury yields, and municipal bond yields moved higher across much of the maturity spectrum, with only the shortest maturities avoiding substantial yield spikes. Municipal bond investors took the opportunity to put cash to work at higher yield levels. By the end of March 2021, yields had retraced somewhat lower, reviving municipal bond outperformance versus U.S. Treasuries, though the benchmark recorded a modestly negative return for the first calendar quarter overall. In the second quarter of 2021, municipal bond performance was one of the few bright spots in the U.S. fixed-income market, supported by record mutual fund inflows, improving credit fundamentals, better-than-forecasted tax revenue collections and substantial fiscal stimulus via the American Rescue Plan, which included direct assistance of $350 billion for state and local governments and additional funding for education, transportation and public health. In July 2021, municipal bonds followed a rally in U.S. Treasuries, posting positive total returns in reaction to another possible COVID-19-induced economic slowdown and supported in part by anticipation of a substantial bipartisan infrastructure agreement in Congress. Calendar year-to-date tax-exempt municipal issuance of $194 billion through July was the highest since 2017, though new issues continued to be met with strong demand as mutual fund inflows remained strong.
The Fund’s notable contributors during the period
•	Issue selection within and having overweighted allocations to the continuing care retirement communities (CCRC), hospital, toll road, airport and charter school sectors contributed most positively to the Fund’s performance during the period. These were sectors that had been severely impacted during the COVID-19 pandemic-induced sell-off in the spring of 2020 and were slow to recover until approved vaccinations helped open the economy and direct federal stimulus proceeds helped shore up fundamentals.
•	Security selection among state and local general obligation bonds also boosted relative results, attributable mostly to exposure to Illinois state general obligation bonds and Chicago issuers.
•	Security selection was also additive in the special tax (particularly certain Puerto Rico holdings), electric, and water and sewer sectors.
•	Credit quality allocation positioning overall added value, especially overweights to BBB-rated and A-rated municipal bonds, underweights to AAA-rated and AA-rated municipal bonds and exposure to below-investment-grade municipal bonds. During the period, lower quality portions of the municipal bond market generally outperformed higher quality segments.
•	Yield curve positioning helped, as the Fund was overweight bonds with maturities of 15 years and longer and underweight bonds with maturities of one to 10 years. Longer term municipal bonds outpaced shorter term municipal issues during the period.
The Fund’s notable detractors during the period
•	Having an overweight to the housing sector detracted, as its more defensive structure led to relatively weak returns.
Columbia Tax-Exempt Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Having an underweight to the stronger industrial development revenue/pollution control revenue (IDR/PCR) sector also dampened the Fund’s relative results.
•	A holding in a non-rated nursing home issue detracted, disappointing on weakening credit fundamentals.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Tax-Exempt Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.60	1,021.34	3.63	3.63	0.72
Advisor Class	1,000.00	1,000.00	1,024.90	1,022.34	2.63	2.62	0.52
Class C	1,000.00	1,000.00	1,020.80	1,018.35	6.65	6.64	1.32
Institutional Class	1,000.00	1,000.00	1,025.60	1,022.34	2.63	2.62	0.52
Institutional 2 Class	1,000.00	1,000.00	1,025.80	1,022.44	2.53	2.52	0.50
Institutional 3 Class	1,000.00	1,000.00	1,025.90	1,022.59	2.37	2.37	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Tax-Exempt Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Exchange-Traded Fixed Income Funds 0.2%
	Shares	Value ($)
United States 0.2%
Columbia Multi-Sector Municipal Income ETF(a)	274,473	6,252,495
Total Exchange-Traded Fixed Income Funds (Cost $5,972,532)		6,252,495

Floating Rate Notes 0.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New Hampshire 0.0%
New Hampshire Health & Education Facilities Authority Act(b),(c)
Revenue Bonds
University of New Hampshire
Series 2012B-2 (Wells Fargo Bank)
07/01/2033	0.030%	405,000	405,000
New York 0.2%
New York City Transitional Finance Authority(b),(c)
Revenue Bonds
Future Tax Secured
Subordinated Series 2012C (JPMorgan Chase Bank)
11/01/2036	0.030%	2,520,000	2,520,000
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	0.030%	3,000,000	3,000,000
Total			5,520,000
Total Floating Rate Notes (Cost $5,925,000)			5,925,000

Municipal Bonds 99.0%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.6%
Black Belt Energy Gas District
Refunding Revenue Bonds
Series 2021 (Mandatory Put 12/01/31)
06/01/2051	4.000%	10,000,000	12,593,018
Lower Alabama Gas District (The)
Revenue Bonds
Series 2016A
09/01/2046	5.000%	5,000,000	7,701,546
Total			20,294,564
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alaska 0.1%
Northern Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2021A Class 1
06/01/2050	4.000%	2,500,000	2,966,112
Series 2021B-1 Class 2
06/01/2050	4.000%	1,000,000	1,174,694
Total			4,140,806
Arizona 1.2%
Arizona Board of Regents
Revenue Bonds
Series 2020A
07/01/2032	5.000%	700,000	938,267
07/01/2033	5.000%	700,000	935,196
07/01/2034	5.000%	1,000,000	1,332,724
Arizona Health Facilities Authority
Refunding Revenue Bonds
Scottsdale Lincoln Hospital Project
Series 2014
12/01/2042	5.000%	7,000,000	7,997,872
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Community
Series 2019
01/01/2039	4.250%	1,000,000	1,027,715
01/01/2040	4.250%	750,000	769,241
Lincoln South Beltway Project
Series 2020
11/01/2030	5.000%	1,350,000	1,809,936
11/01/2031	5.000%	5,000,000	6,845,489
Phoenix Children’s Hospital
Series 2020
02/01/2036	5.000%	1,200,000	1,559,900
02/01/2038	5.000%	1,020,000	1,319,460
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2044	5.000%	1,000,000	1,216,036
07/01/2049	5.000%	1,125,000	1,361,639
Industrial Development Authority of the County of Yavapai (The)
Refunding Revenue Bonds
Yavapai Regional Medical Center
Series 2019
08/01/2038	4.000%	1,000,000	1,175,911
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2018
02/15/2038	5.000%	825,000	982,946
Maricopa County Industrial Development Authority(d)
Revenue Bonds
Christian Care Surprise, Inc. Project
Series 2016
01/01/2036	5.750%	2,000,000	2,101,463
Salt Verde Financial Corp.
Revenue Bonds
Series 2007
12/01/2032	5.000%	7,170,000	9,601,767
Total			40,975,562
Arkansas 0.1%
Pulaski County Public Facilities Board
Prerefunded 12/01/24 Revenue Bonds
Series 2014
12/01/2039	5.000%	4,000,000	4,626,360
California 8.2%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2011
07/01/2041	6.125%	7,015,000	7,039,088
California Health Facilities Financing Authority
Refunding Revenue Bonds
Sutter Health
Series 2016B
11/15/2041	4.000%	10,000,000	11,433,380
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	10,000,000	11,655,226
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2036	5.000%	1,500,000	1,824,922
02/01/2037	5.000%	1,000,000	1,213,170
California Municipal Finance Authority(d),(e),(f)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	1,830,000	36,600
California Public Finance Authority
Refunding Revenue Bonds
Sharp Healthcare
Series 2017A
08/01/2047	4.000%	10,000,000	11,389,157
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California School Finance Authority(d)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	150,000	172,310
California State Public Works Board
Revenue Bonds
Various Capital Projects
Series 2012A
04/01/2037	5.000%	4,660,000	4,811,499
Various Correctional Facilities
Series 2014A
09/01/2039	5.000%	7,000,000	7,934,102
California Statewide Communities Development Authority(d)
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2029	5.000%	1,650,000	1,812,892
11/01/2034	5.000%	3,700,000	4,027,426
Revenue Bonds
California Baptist University
Series 2014A
11/01/2033	6.125%	1,560,000	1,741,051
11/01/2043	6.375%	1,035,000	1,151,036
Lancer Plaza Project
Series 2013
11/01/2043	5.875%	1,875,000	2,055,771
California Statewide Communities Development Authority
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2044	5.250%	3,500,000	3,972,408
Castaic Lake Water Agency(g)
Certificate of Participation
Capital Appreciation-Water System Improvement Project
Series 1999 (AMBAC)
08/01/2024	0.000%	9,445,000	9,294,326
Chino Public Financing Authority
Prerefunded 09/01/22 Special Tax Bonds
Series 2012
09/01/2025	5.000%	790,000	830,804
09/01/2026	5.000%	1,230,000	1,293,530
09/01/2027	5.000%	1,280,000	1,346,112
City of Los Angeles Department of Airports(e)
Revenue Bonds
Senior Series 2020C
05/15/2031	5.000%	9,000,000	11,887,907
05/15/2045	5.000%	16,245,000	20,651,352
Subordinated Series 2017A
05/15/2042	5.000%	4,375,000	5,345,926

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Pomona
Refunding Revenue Bonds
Mortgage-Backed Securities
Series 1990A Escrowed to Maturity (GNMA / FNMA)
05/01/2023	7.600%	1,900,000	2,036,843
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Senior Lien
Series 2021A
01/15/2046	4.000%	19,431,000	23,225,888
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-1
06/01/2047	5.000%	1,000,000	1,032,456
Series 2018A-2
06/01/2047	5.000%	9,500,000	9,808,332
Los Angeles County Schools Regionalized Business Services Corp.(g)
Certificate of Participation
Capital Appreciation-Pooled Financing
Series 1999A (AMBAC)
08/01/2022	0.000%	2,180,000	2,167,110
Los Angeles Unified School District
Unlimited General Obligation Bonds
Series 2020RYQ
07/01/2032	5.000%	3,500,000	4,723,208
Norwalk-La Mirada Unified School District(g)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2005B (NPFGC)
08/01/2023	0.000%	9,790,000	9,719,493
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	4,605,000	5,454,440
San Francisco City & County Airport Commission - San Francisco International Airport(e)
Revenue Bonds
Series 2019E
05/01/2050	5.000%	10,000,000	12,403,687
Unrefunded Revenue Bonds
Series 2014A
05/01/2044	5.000%	24,000,000	26,779,958
State of California
Unlimited General Obligation Bonds
Series 2019
04/01/2032	5.000%	5,000,000	6,527,982
Unlimited General Obligation Refunding Bonds
Series 2017A-2
08/01/2030	5.000%	5,080,000	6,390,376
Series 2020
11/01/2036	4.000%	4,000,000	4,979,158
11/01/2037	4.000%	9,600,000	11,895,356
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Purpose
Series 2020
03/01/2033	5.000%	7,765,000	10,314,127
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	6,000	6,024
Temecula Public Financing Authority
Refunding Special Tax Bonds
Wolf Creek Community Facilities District
Series 2012
09/01/2027	5.000%	1,275,000	1,332,260
09/01/2028	5.000%	1,315,000	1,372,364
09/01/2029	5.000%	1,405,000	1,464,088
09/01/2030	5.000%	1,480,000	1,541,562
09/01/2031	5.000%	1,555,000	1,618,678
West Contra Costa Unified School District
Unlimited General Obligation Refunding Bonds
Series 2001B (NPFGC)
08/01/2024	6.000%	1,125,000	1,220,167
Total			268,933,552
Colorado 4.1%
City & County of Denver Airport System(e)
Refunding Revenue Bonds
Subordinated Series 2018A
12/01/2048	4.000%	11,500,000	13,144,868
Colorado Bridge Enterprise(e)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	9,240,000	10,295,749
Colorado Educational & Cultural Facilities Authority(d)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2034	5.125%	1,525,000	1,650,087
07/01/2044	5.375%	2,100,000	2,262,929
07/01/2049	5.500%	925,000	998,637
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
Series 2018
09/15/2048	5.000%	15,000,000	17,601,359
09/15/2053	5.000%	10,000,000	11,698,513
Prerefunded 01/01/23 Revenue Bonds
Catholic Health Initiatives
Series 2013A
01/01/2045	5.250%	7,000,000	7,500,966
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2047	5.000%	4,445,000	5,537,444

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 12/01/22 Revenue Bonds
Covenant Retirement Communities
Series 2012A
12/01/2033	5.000%	5,500,000	5,855,976
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	6,000,000	7,153,569
CommonSpirit Health
Series 2019A
08/01/2049	4.000%	8,640,000	10,025,312
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	3,800,000	4,304,826
School Health System
Series 2019A
01/01/2038	4.000%	3,200,000	3,831,906
Revenue Bonds
NJH-SJH Center for Outpatient Health
Series 2019
01/01/2050	4.000%	15,105,000	17,666,010
E-470 Public Highway Authority
Refunding Revenue Bonds
Series 2020A
09/01/2034	5.000%	1,300,000	1,711,930
E-470 Public Highway Authority(g)
Revenue Bonds
Capital Appreciation
Series 1997B (NPFGC)
09/01/2022	0.000%	6,515,000	6,494,087
State of Colorado
Certificate of Participation
Series 2021A
12/15/2040	4.000%	4,950,000	6,123,424
Total			133,857,592
Connecticut 0.7%
Connecticut State Health & Educational Facilities Authority(d)
Revenue Bonds
Church Home of Hartford, Inc.
Series 2016
09/01/2046	5.000%	1,250,000	1,404,474
Connecticut State Health & Educational Facilities Authority
Revenue Bonds
Sacred Heart University
Series 2020K
07/01/2039	5.000%	2,830,000	3,641,164
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Connecticut
Revenue Bonds
Special Tax Obligation Bonds
Series 2020A
05/01/2023	5.000%	675,000	733,144
05/01/2024	5.000%	1,000,000	1,133,106
05/01/2038	5.000%	2,500,000	3,268,716
Unlimited General Obligation Bonds
Series 2018E
09/15/2037	5.000%	500,000	633,411
Series 2018-E
09/15/2034	5.000%	2,000,000	2,543,384
Series 2019A
04/15/2034	5.000%	1,000,000	1,284,982
04/15/2039	5.000%	4,235,000	5,381,478
Series 2020C
06/01/2033	4.000%	450,000	557,012
06/01/2037	4.000%	1,000,000	1,218,643
Total			21,799,514
Delaware 0.1%
Delaware State Economic Development Authority
Revenue Bonds
Newark Charter School
Series 2012
09/01/2032	4.625%	2,000,000	2,041,355
09/01/2042	5.000%	1,350,000	1,379,035
Total			3,420,390
District of Columbia 1.7%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2033	6.000%	250,000	277,746
07/01/2048	6.000%	1,150,000	1,277,631
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	9,090,000	10,695,371
Friendship Public Charter School
Series 2016
06/01/2046	5.000%	1,385,000	1,578,780
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2044	4.000%	1,240,000	1,421,656
Metropolitan Washington Airports Authority Aviation(e)
Refunding Revenue Bonds
Series 2021A
10/01/2032	5.000%	15,160,000	20,518,933

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	7,950,000	9,295,124
Washington Metropolitan Area Transit Authority
Revenue Bonds
Series 2020A
07/15/2034	5.000%	8,550,000	11,379,437
Total			56,444,678
Florida 5.8%
Alachua County Health Facilities Authority
Revenue Bonds
Shands Teaching Hospital & Clinics
Series 2019
12/01/2049	4.000%	5,000,000	5,870,491
Capital Trust Agency, Inc.(d)
04/27/2021
07/01/2056	5.000%	2,125,000	2,531,153
Capital Trust Agency, Inc.(d),(f)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	0.000%	3,760,000	1,203,200
12/01/2050	0.000%	1,000,000	320,000
Capital Trust Agency, Inc.(d),(g)
Revenue Bonds
WFCS Portfolio Project
Subordinated Series 2021
01/01/2061	0.000%	6,000,000	581,609
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2016B
07/01/2039	4.000%	10,500,000	11,874,145
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018
11/15/2048	5.000%	2,500,000	2,875,205
City of Lakeland
Revenue Bonds
Lakeland Regional Health
Series 2015
11/15/2045	5.000%	22,000,000	25,005,543
County of Broward Airport System(e)
Revenue Bonds
Series 2015A
10/01/2045	5.000%	14,000,000	16,359,511
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019A
10/01/2039	5.000%	2,500,000	3,184,140
10/01/2049	5.000%	1,000,000	1,254,391
County of Miami-Dade Aviation(e)
Refunding Revenue Bonds
Series 2014A
10/01/2033	5.000%	15,000,000	17,005,494
10/01/2036	5.000%	11,400,000	12,908,844
County of Osceola Transportation(g)
Refunding Revenue Bonds
Series 2020A-2
10/01/2040	0.000%	4,650,000	2,643,645
10/01/2041	0.000%	2,500,000	1,363,466
10/01/2042	0.000%	3,250,000	1,699,278
10/01/2043	0.000%	2,750,000	1,379,011
10/01/2044	0.000%	3,000,000	1,447,002
10/01/2046	0.000%	3,000,000	1,337,803
10/01/2048	0.000%	4,000,000	1,651,308
Florida Development Finance Corp.
Prerefunded 06/15/23 Revenue Bonds
Renaissance Charter School
Series 2013A
06/15/2044	8.500%	9,000,000	10,363,483
Florida Development Finance Corp.(d)
Revenue Bonds
Renaissance Charter School Inc. Projects
Series 2015
06/15/2035	6.000%	4,000,000	4,581,146
Florida Housing Finance Corp.
Revenue Bonds
Series 2018 (GNMA)
07/01/2043	3.800%	2,790,000	2,971,627
Greater Orlando Aviation Authority(e)
Revenue Bonds
Priority
Subordinated Series 2017A
10/01/2047	5.000%	2,665,000	3,222,486
Series 2019A
10/01/2049	5.000%	2,000,000	2,508,782
Hillsborough County Aviation Authority(e)
Revenue Bonds
Tampa International Airport
Subordinated Series 2018
10/01/2048	5.000%	5,550,000	6,834,705
Miami-Dade County Expressway Authority
Revenue Bonds
Series 2014A
07/01/2044	5.000%	5,000,000	5,585,928
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015A
10/01/2035	5.000%	3,765,000	4,319,960

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palm Beach County Health Facilities Authority
Prerefunded 12/01/24 Revenue Bonds
Boca Raton Community Hospital Obligation Group
Series 2014
12/01/2031	5.000%	1,500,000	1,737,596
Revenue Bonds
Sinai Residences of Boca Raton
Series 2014
06/01/2034	7.250%	685,000	728,952
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2039	5.000%	1,700,000	1,911,639
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	6,665,000	8,095,656
Sarasota County Public Hospital District
Refunding Revenue Bonds
Sarasota Memorial Hospital
Series 1998B (NPFGC)
07/01/2028	5.500%	6,980,000	8,608,306
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2049	5.500%	4,200,000	4,708,860
Tampa Sports Authority
Sales Tax Revenue Bonds
Tampa Bay Arena Project
Series 1995 (NPFGC)
10/01/2025	5.750%	2,280,000	2,531,359
Tampa-Hillsborough County Expressway Authority
Refunding Revenue Bonds
Series 2017B
07/01/2042	4.000%	7,785,000	9,010,302
Total			190,216,026
Georgia 1.0%
City of Atlanta Department of Aviation(e)
Revenue Bonds
Airport
Subordinated Series 2019
07/01/2036	4.000%	2,250,000	2,672,723
07/01/2037	4.000%	3,640,000	4,312,631
07/01/2039	4.000%	9,250,000	10,912,611
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2047	5.000%	3,000,000	3,596,731
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fulton County Residential Care Facilities for the Elderly Authority
Refunding Revenue Bonds
Lenbrook Square Foundation, Inc.
Series 2016
07/01/2036	5.000%	3,500,000	3,796,939
Georgia State Road & Tollway Authority(d),(g)
Prerefunded 06/01/24 Revenue Bonds
I-75 S Express Lanes Project
Series 2014 Escrowed to Maturity
06/01/2024	0.000%	625,000	584,864
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	2,145,000	2,561,716
Metropolitan Atlanta Rapid Transit Authority
Refunding Revenue Bonds
Series 2007A (AMBAC)
07/01/2026	5.250%	1,000,000	1,234,096
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2048	6.250%	2,945,000	3,029,985
Total			32,702,296
Hawaii 0.1%
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2032	5.125%	1,300,000	1,366,400
11/15/2037	5.250%	1,945,000	2,042,610
Total			3,409,010
Idaho 0.6%
Idaho Health Facilities Authority
Refunding Revenue Bonds
St. Luke’s Health System Project
Series 2018
03/01/2038	4.000%	3,650,000	4,233,185
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2034	7.750%	9,135,000	7,944,043
10/01/2044	8.000%	5,635,000	4,917,725
10/01/2049	8.125%	4,365,000	3,811,862
Total			20,906,815

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 11.7%
Chicago Board of Education(d)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	10,765,000	14,320,083
Chicago Board of Education
Unlimited General Obligation Bonds
Series 2018
12/01/2046	5.000%	5,000,000	6,159,284
Series 2021A
12/01/2033	5.000%	4,535,000	5,917,506
Chicago Midway International Airport(e)
Refunding Revenue Bonds
2nd Lien
Series 2014A
01/01/2041	5.000%	10,000,000	11,025,228
Chicago O’Hare International Airport(e)
Refunding Revenue Bonds
Senior Lien
Series 2018A
01/01/2048	5.000%	7,455,000	9,190,619
Revenue Bonds
General Senior Lien
Series 2017D
01/01/2052	5.000%	17,620,000	21,080,394
Series 2015C
01/01/2046	5.000%	12,525,000	14,268,837
TriPs Obligated Group
Series 2018
07/01/2048	5.000%	2,400,000	2,883,211
Chicago O’Hare International Airport
Revenue Bonds
Series 2015D
01/01/2046	5.000%	7,310,000	8,383,647
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2033	5.000%	1,000,000	1,160,912
01/01/2034	5.000%	1,000,000	1,158,891
01/01/2036	5.000%	1,000,000	1,156,945
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2034	5.000%	1,250,000	1,435,421
01/01/2039	5.000%	2,970,000	3,394,299
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
2nd Lien
Series 2014
01/01/2039	5.000%	4,000,000	4,415,167
01/01/2044	5.000%	4,000,000	4,413,136
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2026	5.000%	935,000	1,140,359
Revenue Bonds
2nd Lien
Series 2014
11/01/2034	5.000%	1,000,000	1,129,653
11/01/2039	5.000%	2,000,000	2,255,796
11/01/2044	5.000%	2,850,000	3,219,133
Cook County Community College District No. 508
Unlimited General Obligation Bonds
Chicago City Colleges
Series 2017 (BAM)
12/01/2047	5.000%	9,400,000	11,086,791
County of Champaign
Unlimited General Obligation Bonds
Public Safety Sales Tax
Series 1999 (NPFGC)
01/01/2023	8.250%	1,420,000	1,570,400
Illinois Finance Authority
Prerefunded 04/01/23 Revenue Bonds
Series 2013
10/01/2049	4.000%	5,575,000	5,932,878
Refunding Revenue Bonds
Northshore University Health System
Series 2020A
08/15/2036	4.000%	3,000,000	3,663,954
08/15/2038	4.000%	3,500,000	4,252,130
08/15/2040	4.000%	1,750,000	2,116,723
Northwest Community Hospital
Series 2016A
07/01/2038	4.000%	5,000,000	5,698,295
Rush University Medical Center
Series 2015A
11/15/2038	5.000%	20,145,000	23,277,016
Series 2015B
11/15/2039	5.000%	6,590,000	7,609,236
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2044	5.000%	9,400,000	10,881,258
University of Chicago
Series 2021A
10/01/2031	5.000%	4,000,000	5,524,528

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Finance Authority(h)
Refunding Revenue Bonds
LEARN Charter School Project Social Bonds
Series 2021
11/01/2041	4.000%	425,000	505,359
Illinois Housing Development Authority
Revenue Bonds
Series 2019D (GNMA)
10/01/2039	2.950%	2,960,000	3,077,347
Illinois State Toll Highway Authority
Revenue Bonds
Series 2014C
01/01/2036	5.000%	5,000,000	5,732,541
01/01/2039	5.000%	5,000,000	5,710,669
Series 2019A
01/01/2044	4.000%	5,000,000	5,889,485
Toll Highway
Senior Series 2020A
01/01/2045	5.000%	13,340,000	17,224,399
Metropolitan Pier & Exposition Authority(g),(h)
Refunding Revenue Bonds
McCormick Place Expansion
Series 2022
12/15/2039	0.000%	3,000,000	1,874,935
12/15/2040	0.000%	3,050,000	1,837,203
12/15/2041	0.000%	2,200,000	1,278,781
Metropolitan Pier & Exposition Authority(h)
Refunding Revenue Bonds
McCormick Place Expansion
Series 2022
06/15/2052	4.000%	3,000,000	3,441,046
Metropolitan Pier & Exposition Authority(g)
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2012 (BAM)
12/15/2051	0.000%	19,000,000	9,079,750
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	2,400,000	2,764,070
Metropolitan Water Reclamation District of Greater Chicago
Limited General Obligation Refunding Bonds
Series 2007C
12/01/2033	5.250%	13,210,000	19,005,967
Regional Transportation Authority
Revenue Bonds
Series 2002A (NPFGC)
07/01/2031	6.000%	5,400,000	7,595,956
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois
Revenue Bonds
1st Series 2002 (NPFGC)
06/15/2023	6.000%	4,000,000	4,385,330
Unlimited General Obligation Bonds
1st Series 2001 (NPFGC)
11/01/2026	6.000%	3,000,000	3,626,571
Rebuild Illinois Program
Series 2019B
11/01/2039	4.000%	7,580,000	8,877,676
Series 2019C
11/01/2042	4.000%	9,925,000	11,567,055
11/01/2043	4.000%	3,000,000	3,477,905
11/01/2044	4.000%	2,000,000	2,314,203
Series 2013
07/01/2038	5.500%	4,125,000	4,462,517
Series 2013A
04/01/2036	5.000%	8,000,000	8,507,516
Series 2014
02/01/2039	5.000%	15,000,000	16,533,216
Series 2016
11/01/2030	5.000%	5,975,000	7,121,193
Series 2020
05/01/2039	5.500%	2,705,000	3,546,381
Series 2020C
05/01/2024	5.500%	1,000,000	1,138,761
Series 2021A
03/01/2030	5.000%	5,000,000	6,501,853
03/01/2031	5.000%	5,000,000	6,626,383
03/01/2037	5.000%	3,750,000	4,857,276
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2033	5.000%	6,000,000	7,470,085
Total			385,753,159
Indiana 0.2%
Indiana Finance Authority
Prerefunded 11/15/21 Revenue Bonds
BHI Senior Living
Series 2011
11/15/2031	5.500%	1,175,000	1,192,831
11/15/2041	5.750%	5,655,000	5,744,823
Indiana Housing & Community Development Authority
Refunding Revenue Bonds
Series 2020B-1 (GNMA)
07/01/2039	2.050%	450,000	451,442
Total			7,389,096

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa 1.0%
Iowa Finance Authority
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2033	5.000%	500,000	525,844
08/01/2038	5.000%	500,000	525,744
Lifespace Communities, Inc.
Series 2018A
05/15/2048	5.000%	9,275,000	10,787,228
PEFA, Inc.
Revenue Bonds
Series 2019 (Mandatory Put 09/01/26)
09/01/2049	5.000%	17,500,000	21,156,784
Total			32,995,600
Kansas 1.0%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	29,000,000	33,613,213
Kentucky 0.4%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2041	5.000%	1,750,000	2,064,590
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Forward Delivery Prairie State Project
Series 2020
09/01/2035	5.000%	1,080,000	1,355,124
Series 2015A
09/01/2042	5.000%	6,600,000	7,719,657
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018 (BAM)
05/01/2034	5.000%	2,000,000	2,501,613
Total			13,640,984
Louisiana 1.7%
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2035	4.000%	25,000	28,950
05/15/2041	4.000%	25,000	28,951
05/15/2047	5.000%	15,000	18,076
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2047	5.000%	1,185,000	1,390,720
Series 2017
05/15/2036	5.000%	1,750,000	2,118,810
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2047	5.000%	1,400,000	1,665,694
07/01/2052	5.000%	1,600,000	1,898,689
Louisiana Public Facilities Authority(e)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013
07/01/2036	6.500%	16,695,000	17,913,738
New Orleans Aviation Board(e)
Revenue Bonds
General Airport-North Terminal
Series 2017B
01/01/2048	5.000%	3,725,000	4,425,811
Series 2015B
01/01/2045	5.000%	21,150,000	24,094,683
Parish of St. James(d)
Revenue Bonds
Nustar Logistics LP Project
Series 2011 (Mandatory Put 06/01/25)
08/01/2041	5.850%	2,500,000	2,877,827
Total			56,461,949
Maryland 1.5%
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2034	3.000%	3,000,000	3,250,731
09/01/2042	3.350%	3,000,000	3,258,516
Series 2020D
09/01/2035	1.950%	2,255,000	2,286,730
Revenue Bonds
Series 2019C
09/01/2034	2.700%	4,000,000	4,286,270
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2040	4.000%	875,000	1,026,118
Maryland Health & Higher Educational Facilities Authority
Prerefunded 07/01/24 Revenue Bonds
Western Maryland Health System
Series 2014
07/01/2034	5.250%	6,885,000	7,882,874

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Mercy Medical Center
Series 2016A
07/01/2042	4.000%	5,250,000	5,794,054
Meritus Medical Center Issue
Series 2015
07/01/2045	5.000%	3,000,000	3,398,945
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	7,335,000	8,355,763
Washington Suburban Sanitary Commission
Revenue Bonds
Green Bonds
Series 2020-2
12/01/2030	5.000%	1,445,000	1,979,926
12/01/2031	5.000%	1,515,000	2,067,147
Series 2020
12/01/2031	5.000%	4,510,000	6,153,687
Total			49,740,761
Massachusetts 1.5%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	4,500,000	5,630,694
01/01/2030	5.500%	2,500,000	3,360,064
Massachusetts Bay Transportation Authority
Revenue Bonds
Series 2005B (NPFGC)
07/01/2026	5.500%	1,500,000	1,871,006
Series 2008B
07/01/2027	5.250%	710,000	905,375
Massachusetts Clean Water Trust (The)
Refunding Revenue Bonds
Pool Program
Series 2006
08/01/2030	5.250%	1,000,000	1,377,001
Massachusetts Development Finance Agency(f)
Revenue Bonds
Adventcare Project
Series 2007A
10/15/2028	0.000%	4,605,000	2,072,250
Massachusetts Development Finance Agency(g)
Revenue Bonds
Linden Ponds, Inc. Facility
Subordinated Series 2011B
11/15/2056	0.000%	645,165	443,895
Massachusetts Development Finance Agency
Revenue Bonds
Series 2021V
07/01/2055	5.000%	3,000,000	4,943,243
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
UMass Boston Student Housing Project
Series 2016
10/01/2048	5.000%	6,360,000	7,200,925
WGBH Educational Foundation
Series 2002A (AMBAC)
01/01/2042	5.750%	2,000,000	3,150,719
Massachusetts Educational Financing Authority(e)
Refunding Revenue Bonds
Series 2016J
07/01/2033	3.500%	2,770,000	2,839,303
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Tufts University
Series 2009M
02/15/2028	5.500%	1,000,000	1,312,004
Massachusetts Housing Finance Agency
Revenue Bonds
Special Obligations
Series 2017D
12/01/2047	3.850%	10,000,000	10,914,215
Massachusetts Port Authority(e)
Refunding Revenue Bonds
BosFuel Project
Series 2019A
07/01/2044	4.000%	1,500,000	1,741,442
Massachusetts State College Building Authority(g)
Revenue Bonds
Capital Appreciation
Series 1999A Escrowed to Maturity (NPFGC)
05/01/2023	0.000%	3,000,000	2,986,953
Total			50,749,089
Michigan 4.5%
City of Detroit Sewage Disposal System
Prerefunded 07/01/22 Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	11,925,000	12,488,648
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	1,200,000	1,348,745
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	15,385,000	18,312,410

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan Finance Authority
Prerefunded 07/01/22 Revenue Bonds
Senior Lien - Detroit Water and Sewage Department Sewage Disposal System
Series 2014C
07/01/2044	5.000%	2,000,000	2,089,979
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2046	4.000%	9,420,000	10,597,059
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	1,070,000	1,210,927
Trinity Health Corp.
Series 2017
12/01/2036	4.000%	2,000,000	2,344,884
Trinity Health Credit Group
Series 2019
12/01/2038	4.000%	3,250,000	3,919,673
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	16,760,000	19,587,511
Henry Ford Health System
Series 2019A
11/15/2050	4.000%	4,400,000	5,121,501
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	7,095,000	8,275,726
07/01/2035	5.000%	4,830,000	5,631,755
Trinity Health Credit Group
Series 2019
12/01/2040	4.000%	6,000,000	7,201,453
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Ascension Health Senior Care Group
Series 2010F-4
11/15/2047	5.000%	1,250,000	1,599,354
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
10/01/2048	4.050%	5,000,000	5,530,269
Michigan Strategic Fund(e)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	8,000,000	9,768,182
06/30/2048	5.000%	3,000,000	3,640,136
Paw Paw Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Board Loan Fund)
05/01/2025	5.000%	1,020,000	1,122,688
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Royal Oak Hospital Finance Authority
Refunding Revenue Bonds
William Beaumont Hospital
Series 2014D
09/01/2039	5.000%	9,425,000	10,490,211
St. John’s Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.100%	1,790,000	1,977,349
Wayne County Airport Authority(e)
Refunding Revenue Bonds
Series 2015F
12/01/2033	5.000%	11,495,000	13,568,646
Revenue Bonds
Series 2017B
12/01/2047	5.000%	1,000,000	1,214,594
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	1,945,000	2,297,692
Williamston Community School District
Unlimited General Obligation Bonds
Series 1996 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.500%	405,000	451,066
Total			149,790,458
Minnesota 4.3%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	9,775,000	9,743,940
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	2,940,000	2,923,094
City of Minneapolis
Revenue Bonds
Fairview Health Services
Series 2018A
11/15/2048	4.000%	5,000,000	5,747,789
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2049	5.000%	1,000,000	1,081,473
County of Hennepin
Unlimited General Obligation Bonds
Series 2020C
12/15/2036	5.000%	9,430,000	12,419,142
12/15/2037	5.000%	9,900,000	13,003,221

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2030	5.000%	900,000	1,076,064
11/15/2040	5.000%	935,000	1,117,911
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2047	5.000%	3,000,000	3,675,826
Southern Minnesota Municipal Power Agency(g)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2022	0.000%	27,500,000	27,458,987
01/01/2023	0.000%	26,500,000	26,331,097
01/01/2025	0.000%	17,500,000	17,064,570
St. Cloud Housing & Redevelopment Authority(f)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	0.000%	7,125,000	6,267,435
State of Minnesota
Unlimited General Obligation Bonds
Series 2020A
08/01/2035	5.000%	9,845,000	13,235,054
Total			141,145,603
Mississippi 0.2%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/2022	6.800%	2,470,000	2,570,310
Medical Center Educational Building Corp.
Refunding Revenue Bonds
University of Mississippi Medical Center
Series 1998B (AMBAC)
12/01/2023	5.500%	2,520,000	2,698,297
Total			5,268,607
Missouri 2.0%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2032	5.000%	500,000	594,926
03/01/2036	5.000%	1,250,000	1,475,539
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2049	4.000%	3,200,000	3,700,081
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Health & Educational Facilities Authority of the State of Missouri
Revenue Bonds
Lutheran Senior Services
Series 2014
02/01/2035	5.000%	7,350,000	7,988,850
02/01/2044	5.000%	12,725,000	13,762,563
Kansas City Industrial Development Authority(e)
Revenue Bonds
Kansas City International Airport
Series 2020A
03/01/2045	4.000%	6,000,000	7,009,933
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2037	5.250%	2,205,000	2,544,951
05/15/2042	5.250%	2,290,000	2,617,773
Missouri Development Finance Board(e)
Revenue Bonds
Procter & Gamble Paper Products
Series 1999
03/15/2029	5.200%	6,385,000	8,210,125
Missouri Housing Development Commission
Revenue Bonds
First Place Homeownership Loan Program
Series 2020A (GNMA)
11/01/2040	2.550%	1,465,000	1,531,140
11/01/2045	2.700%	1,180,000	1,233,173
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	10,000,000	11,070,211
St. Louis County Industrial Development Authority
Revenue Bonds
Friendship Village Sunset Hills
Series 2013A
09/01/2033	5.500%	2,750,000	2,978,296
Total			64,717,561
Montana 0.0%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	1,080,000	1,179,839

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska 1.8%
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2029	5.000%	2,125,000	2,349,549
05/15/2030	5.000%	2,000,000	2,204,959
05/15/2036	5.000%	1,000,000	1,096,420
05/15/2044	5.000%	6,400,000	7,017,086
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2045	5.000%	12,500,000	14,400,192
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2044	4.000%	7,500,000	8,528,879
01/01/2049	4.000%	20,595,000	23,422,780
Nebraska Investment Finance Authority
Revenue Bonds
Series 2019D
09/01/2042	3.050%	930,000	961,220
Total			59,981,085
Nevada 0.3%
Carson City
Prerefunded 09/01/22 Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,500,000	2,625,776
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	1,120,000	1,355,117
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	2,320,000	2,806,563
State of Nevada Department of Business & Industry(d)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	1,025,000	1,154,315
Series 2018A
12/15/2038	5.000%	835,000	935,882
Total			8,877,653
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hampshire 0.6%
New Hampshire Business Finance Authority
Revenue Bonds
Municipal Certificates
Series 2020A-1
01/20/2034	4.125%	9,601,982	11,676,812
New Hampshire Business Finance Authority(d)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2039	5.250%	1,550,000	1,649,347
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	3,150,000	3,732,874
New Hampshire Health & Education Facilities Authority Act(f)
Revenue Bonds
Hillside Village
Series 2017A
07/01/2037	0.000%	1,750,000	1,295,000
07/01/2042	0.000%	1,000,000	740,000
Total			19,094,033
New Jersey 3.3%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	910,000	1,098,055
Middlesex County Improvement Authority(f)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,500,000	15
New Jersey Economic Development Authority
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	150,000	178,842
Refunding Revenue Bonds
School Facilities Construction
Series 2005N-1 (AGM)
09/01/2025	5.500%	14,500,000	17,468,366
Series 2005N-1 (NPFGC)
09/01/2027	5.500%	5,000,000	6,423,207
Subordinated Series 2017A
07/01/2034	4.000%	1,750,000	1,980,799
Revenue Bonds
Self-Designated Social Bonds
Series 2021
06/15/2050	4.000%	1,500,000	1,766,875

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017DDD
06/15/2042	5.000%	1,250,000	1,502,212
Unrefunded Revenue Bonds
Series 2015WW
06/15/2040	5.250%	2,600,000	3,035,314
New Jersey Educational Facilities Authority
Revenue Bonds
Green Bonds
Series 2020A
07/01/2045	5.000%	1,800,000	2,265,984
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Series 2020E (HUD)
10/01/2040	2.250%	5,070,000	5,210,655
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2031	5.000%	5,500,000	6,503,988
Transportation System
Series 2018A
12/15/2034	5.000%	6,000,000	7,566,546
Series 2019
12/15/2032	5.000%	2,600,000	3,340,317
12/15/2039	5.000%	1,400,000	1,770,545
Revenue Bonds
Series 2019BB
06/15/2050	5.000%	10,000,000	12,352,070
Series 2020AA
06/15/2050	5.000%	7,000,000	8,871,721
Transportation Program
Series 2019
06/15/2046	5.000%	3,500,000	4,336,383
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2005A (AGM)
01/01/2030	5.250%	2,000,000	2,711,016
Revenue Bonds
Series 2004C-2 (AMBAC)
01/01/2025	5.500%	2,500,000	2,936,179
State of New Jersey
Unlimited General Obligation Bonds
COVID-19 Emergency Bonds
Series 2020
06/01/2031	4.000%	1,250,000	1,577,329
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	7,220,000	8,723,759
06/01/2046	5.250%	2,000,000	2,463,069
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018B
06/01/2046	5.000%	3,845,000	4,596,542
Total			108,679,788
New Mexico 0.2%
New Mexico Mortgage Finance Authority
Revenue Bonds
Single Family Mortgage Program
Series 2019C Class I (GNMA)
07/01/2034	3.050%	2,005,000	2,178,799
07/01/2039	3.350%	1,685,000	1,845,441
07/01/2044	3.600%	3,510,000	3,819,384
Total			7,843,624
New York 4.6%
Build NYC Resource Corp.(d),(e)
Refunding Revenue Bonds
Pratt Paper, Inc. Project
Series 2014
01/01/2025	4.500%	355,000	384,123
City of New York
Unlimited General Obligation Bonds
Series 2020C
08/01/2033	5.000%	1,500,000	1,994,312
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	4,322,448
Metropolitan Transportation Authority
Revenue Bonds
BAN Series 2019B-1
05/15/2022	5.000%	3,000,000	3,111,646
BAN Series 2019D-1
09/01/2022	5.000%	6,650,000	6,990,502
BAN Series 2019F
11/15/2022	5.000%	2,000,000	2,121,638
Green Bonds
Series 2020C-1
11/15/2050	5.000%	4,915,000	6,148,135
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2019
11/01/2044	3.150%	8,000,000	8,488,798
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2020
05/01/2040	4.000%	4,500,000	5,472,141

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020D
11/01/2040	4.000%	10,000,000	12,160,314
New York Counties Tobacco Trust VI
Tobacco Settlement Pass-Through Bonds
Series 2016
06/01/2045	5.000%	1,860,000	2,039,987
New York State Dormitory Authority
Refunding Revenue Bonds
Catholic Health System Obligation Group
Series 2019
07/01/2045	4.000%	1,000,000	1,147,461
Series 2019A-3
03/15/2041	5.000%	7,000,000	8,865,193
Revenue Bonds
Independent School District-Educational Housing Services
Series 2005 (AMBAC)
07/01/2030	5.250%	3,000,000	3,617,435
School District Finance Program
Series 2020A (AGM)
10/01/2023	5.000%	2,500,000	2,764,656
10/01/2024	5.000%	2,250,000	2,589,787
Series 2020A
07/01/2053	4.000%	4,000,000	4,711,952
New York State Urban Development Corp.
Revenue Bonds
Series 2020A
03/15/2036	5.000%	2,500,000	3,301,588
New York Transportation Development Corp.
Refunding Revenue Bonds
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2040	4.000%	1,800,000	2,164,343
12/01/2041	4.000%	1,800,000	2,158,725
New York Transportation Development Corp.(e)
Revenue Bonds
Delta Air Lines, Inc. Laguardia
Series 2020
10/01/2035	5.000%	8,000,000	10,404,066
New York State Thruway Service Areas Project
Series 2021
10/31/2041	4.000%	1,430,000	1,706,521
Port Authority of New York & New Jersey(e)
Refunding Revenue Bonds
Consolidated 197th
Series 2016-197
11/15/2036	5.000%	2,550,000	3,072,319
Consolidated 206th
Series 2017-206
11/15/2047	5.000%	1,895,000	2,300,192
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Consolidated 218th
Series 2019
11/01/2037	4.000%	4,000,000	4,819,950
11/01/2041	4.000%	1,000,000	1,196,409
Consolidated Bonds
Series 221
07/15/2039	4.000%	6,500,000	7,811,294
07/15/2040	4.000%	6,000,000	7,190,957
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2018-211
10/01/2043	3.750%	11,620,000	12,611,796
Ulster County Capital Resource Corp.(d)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	2,480,000	2,538,414
09/15/2047	5.250%	3,025,000	3,072,219
09/15/2053	5.250%	6,240,000	6,317,702
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2046	5.000%	4,000,000	4,650,759
Total			152,247,782
North Carolina 1.7%
City of Charlotte Water & Sewer System
Refunding Revenue Bonds
Series 2020
07/01/2032	5.000%	1,625,000	2,191,268
07/01/2033	5.000%	2,250,000	3,021,848
07/01/2034	5.000%	1,900,000	2,543,618
Durham Housing Authority
Prerefunded 01/31/23 Revenue Bonds
Magnolia Pointe Apartments
Series 2005
02/01/2038	5.650%	2,873,072	3,095,124
North Carolina Department of Transportation(e)
Revenue Bonds
I-77 Hot Lanes Project
Series 2015
06/30/2054	5.000%	12,500,000	13,785,669
North Carolina Medical Care Commission(h)
Refunding Revenue Bonds
Series 2021C
03/01/2042	4.000%	2,500,000	2,706,729

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Medical Care Commission
Refunding Revenue Bonds
Sharon Towers
Series 2019A
07/01/2039	5.000%	1,650,000	1,884,136
07/01/2044	5.000%	2,260,000	2,563,715
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2052	4.000%	2,815,000	3,316,633
Twin Lakes Community
Series 2019A
01/01/2049	5.000%	3,000,000	3,464,734
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2049	5.000%	7,000,000	8,621,534
North Carolina Turnpike Authority(g)
Revenue Bonds
Series 2017C
07/01/2030	0.000%	445,000	338,544
07/01/2034	0.000%	1,135,000	697,458
Series 2019
01/01/2044	0.000%	4,000,000	2,166,251
Triangle Expressway System
Series 2019
01/01/2042	0.000%	6,550,000	3,822,391
01/01/2043	0.000%	3,500,000	1,967,012
Total			56,186,664
North Dakota 0.3%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Program
Series 2019
07/01/2043	3.050%	2,020,000	2,140,972
Housing Finance Program
Series 2017 (FHA)
07/01/2037	3.450%	1,435,000	1,534,443
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	4,880,000	5,237,208
Total			8,912,623
Ohio 2.4%
American Municipal Power, Inc.
Revenue Bonds
AMP Fremont Energy Center Project
Series 2012
02/15/2037	5.000%	13,220,000	13,567,965
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Buckeye Tobacco Settlement Financing Authority
Refunded Revenue Bonds
Series 2020A-2 Class 1
06/01/2039	4.000%	2,000,000	2,401,760
Refunding Senior Revenue Bonds
Series 2020B-2
06/01/2055	5.000%	13,400,000	15,759,757
County of Hamilton
Revenue Bonds
Cincinnati Children’s Hospital Project
Series 2019
11/15/2049	5.000%	10,000,000	15,831,018
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2049	5.125%	625,000	689,853
Lake County Port & Economic Development Authority(d),(f)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2037	0.000%	6,000,000	2,130,000
12/01/2052	0.000%	1,500,000	532,500
Ohio Air Quality Development Authority(d),(e)
Revenue Bonds
Pratt Paper LLC Project
Series 2017
01/15/2038	4.250%	1,000,000	1,163,778
Ohio Turnpike & Infrastructure Commission
Refunding Revenue Bonds
Series 1998A (NPFGC)
02/15/2026	5.500%	3,000,000	3,599,183
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	4,500,000	5,298,029
State of Ohio(e)
Revenue Bonds
Portsmouth Bypass Project
Series 2015
06/30/2053	5.000%	9,835,000	11,076,649
Toledo-Lucas County Port Authority
Revenue Bonds
University of Toledo Project
Series 2014
07/01/2046	5.000%	5,000,000	5,366,356
Special Assessment Bonds
Town Square - Levis Commons Project
Series 2016
11/01/2036	5.400%	1,445,649	1,315,051
Total			78,731,899

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2045	5.250%	2,000,000	2,318,401
Oregon 0.6%
City of Forest Grove
Refunding Revenue Bonds
Campus Improvement Pacific University Project
Series 2014
05/01/2040	5.000%	1,500,000	1,546,425
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project
Series 2020A
11/15/2050	5.250%	1,000,000	1,115,957
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	3,225,000	3,508,476
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2037	5.000%	2,900,000	3,813,839
Port of Portland Airport(e)
Revenue Bonds
Series 2017-24B
07/01/2034	5.000%	1,355,000	1,633,083
07/01/2042	5.000%	2,000,000	2,389,323
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	4,590,000	4,938,736
Total			18,945,839
Pennsylvania 8.0%
Bucks County Industrial Development Authority
Revenue Bonds
St. Luke’s University Health Network
Series 2019
08/15/2050	4.000%	4,000,000	4,588,290
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018
06/01/2034	5.000%	1,000,000	1,239,431
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2043	5.000%	2,500,000	3,028,873
Cumberland County Municipal Authority
Prerefunded 01/01/25 Revenue Bonds
Diakon Lutheran Social Ministries Project
Series 2015
01/01/2038	5.000%	865,000	1,000,947
Refunding Revenue Bonds
Diakon Lutheran Social Ministries Project
Series 2015
01/01/2038	5.000%	7,975,000	8,882,785
Delaware Valley Regional Finance Authority
Revenue Bonds
Series 1997C (AMBAC)
07/01/2027	7.750%	1,000,000	1,403,485
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2048	5.000%	1,300,000	1,408,433
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2039	4.000%	6,000,000	6,833,129
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	6,000,000	6,793,297
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	2,000,000	2,284,206
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2048	4.000%	20,000,000	22,584,796
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	30,000,000	34,565,631
Pennsylvania Economic Development Financing Authority(d),(f)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	0.000%	5,625,000	3,318,750

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(e)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	1,625,000	1,900,453
06/30/2042	5.000%	29,375,000	34,167,261
Proctor & Gamble Paper Project
Series 2001
03/01/2031	5.375%	1,000,000	1,360,882
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2017-124B
10/01/2037	3.500%	16,000,000	16,942,874
Revenue Bonds
Series 2019-129
10/01/2039	3.150%	7,730,000	8,280,469
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Subordinated Series 2015A-1
12/01/2045	5.250%	25,295,000	30,315,731
Subordinated Series 2016A-1
12/01/2046	5.000%	5,000,000	5,842,928
Revenue Bonds
Series 2014B
12/01/2044	5.250%	10,000,000	11,588,234
Subordinated Series 2014A-1
12/01/2043	5.000%	16,940,000	19,319,279
Subordinated Series 2017B-1
06/01/2042	5.000%	15,000,000	18,089,697
Subordinated Series 2018B
12/01/2043	5.000%	7,000,000	8,704,636
Philadelphia Authority for Industrial Development
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	5,475,000	6,321,517
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2037	5.000%	1,000,000	1,249,969
Series 2018B
09/01/2043	5.000%	985,000	1,220,097
Westmoreland County Municipal Authority(g)
Revenue Bonds
Capital Appreciation
Series 1999A (NPFGC)
08/15/2022	0.000%	2,000,000	1,994,064
Total			265,230,144
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico 1.4%
Commonwealth of Puerto Rico(f),(i)
Unlimited General Obligation Bonds
Series 2014A
07/01/2035	0.000%	6,000,000	5,115,000
Puerto Rico Electric Power Authority(f),(i)
Revenue Bonds
Series 2010XX
07/01/2040	0.000%	3,000,000	2,947,500
Series 2012A
07/01/2042	0.000%	7,000,000	6,851,250
Puerto Rico Highway & Transportation Authority(f),(i)
Revenue Bonds
Series 2005K
07/01/2030	0.000%	2,000,000	1,062,500
Series 2007M
07/01/2037	0.000%	2,000,000	1,062,500
Unrefunded Revenue Bonds
Series 2003G
07/01/2042	0.000%	1,930,000	1,025,313
Puerto Rico Public Finance Corp.(i)
Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	450,000	573,549
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	2,470,000	3,105,888
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	1,050,000	1,338,282
Puerto Rico Sales Tax Financing Corp.(g),(i)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	43,459,000	14,567,804
Puerto Rico Sales Tax Financing Corp. Sales Tax(i)
Revenue Bonds
Series 2019A-1
07/01/2058	5.000%	7,000,000	8,162,210
Total			45,811,796
South Carolina 1.0%
Piedmont Municipal Power Agency
Unrefunded Revenue Bonds
Series 1993 (NPFGC)
01/01/2025	5.375%	10,940,000	12,725,944

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Bon Secours Mercy Health, Inc.
Series 2020
12/01/2046	5.000%	4,200,000	5,399,584
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2023	5.750%	480,000	500,163
11/01/2033	7.000%	910,000	1,022,577
11/01/2045	7.250%	3,935,000	4,393,817
South Carolina Ports Authority(e)
Revenue Bonds
Series 2018
07/01/2048	5.000%	4,260,000	5,251,184
07/01/2055	5.000%	1,380,000	1,693,259
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2020A
07/01/2035	2.650%	975,000	1,046,465
07/01/2040	3.000%	975,000	1,046,030
Total			33,079,023
South Dakota 0.6%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Sanford Obligated Group
Series 2015
11/01/2035	5.000%	2,500,000	2,932,022
11/01/2045	5.000%	6,920,000	8,052,903
Revenue Bonds
Regional Health
Series 2017
09/01/2040	5.000%	6,500,000	7,863,117
Total			18,848,042
Tennessee 1.4%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2032	5.000%	1,300,000	1,472,171
10/01/2035	5.000%	645,000	727,376
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2035	5.000%	1,000,000	1,246,976
07/01/2040	4.000%	7,200,000	8,341,747
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	6,800,000	8,122,394
Series 2017A
07/01/2048	5.000%	1,665,000	2,029,279
New Memphis Arena Public Building Authority(g)
Revenue Bonds
City of Memphis Project
Series 2021
04/01/2041	0.000%	1,500,000	974,056
04/01/2043	0.000%	1,500,000	917,317
04/01/2045	0.000%	1,500,000	864,503
04/01/2046	0.000%	750,000	420,758
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station (The)
Series 2019
10/01/2054	5.750%	12,000,000	12,975,890
Tennessee Housing Development Agency
Revenue Bonds
3rd Issue
Series 2017
07/01/2037	3.400%	975,000	1,057,036
07/01/2042	3.600%	650,000	697,332
Issue 3
Series 2018
01/01/2049	3.950%	6,770,000	7,339,316
Total			47,186,151
Texas 8.5%
Central Texas Regional Mobility Authority
Prerefunded 01/01/23 Revenue Bonds
Senior Lien
Series 2013A
01/01/2033	5.000%	2,700,000	2,887,706
Refunding Revenue Bonds
Series 2016
01/01/2046	5.000%	9,835,000	11,533,608
Revenue Bonds
Senior Lien
Series 2015A
01/01/2045	5.000%	3,000,000	3,453,250
Central Texas Regional Mobility Authority(g)
Revenue Bonds
Capital Appreciation
Series 2010
01/01/2025	0.000%	2,000,000	1,939,665

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Central Texas Turnpike System
Refunding Revenue Bonds
Series 2020A
08/15/2039	5.000%	2,400,000	3,124,943
Subordinated Series 2015C
08/15/2037	5.000%	10,000,000	11,162,631
08/15/2042	5.000%	14,730,000	16,370,797
City of Austin Airport System(e)
Revenue Bonds
Series 2017B
11/15/2041	5.000%	1,000,000	1,205,775
11/15/2046	5.000%	3,000,000	3,612,779
Series 2019B
11/15/2044	5.000%	6,500,000	8,221,122
City of Houston Airport System(e)
Revenue Bonds
Subordinated Series 2020A
07/01/2047	4.000%	4,200,000	4,912,556
Clifton Higher Education Finance Corp.
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	2,165,000	2,250,062
08/15/2042	5.000%	5,575,000	5,771,594
Series 2013
08/15/2033	6.000%	990,000	1,090,076
International Leadership
Series 2015
08/15/2038	5.750%	3,000,000	3,497,176
International Leadership of Texas
Series 2015
08/15/2045	5.750%	10,500,000	12,137,522
Series 2015A
12/01/2035	5.000%	2,200,000	2,497,551
12/01/2045	5.000%	1,100,000	1,231,036
Collin County Community College District
Limited General Obligation Bonds
Series 2020A
08/15/2036	4.000%	1,250,000	1,529,590
Dallas Love Field(e)
Revenue Bonds
Series 2017
11/01/2034	5.000%	750,000	906,596
11/01/2035	5.000%	1,000,000	1,209,082
Dallas/Fort Worth International Airport(e)
Refunding Revenue Bonds
Series 2014A
11/01/2032	5.000%	3,400,000	3,733,675
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dallas/Fort Worth International Airport
Refunding Revenue Bonds
Series 2020A
11/01/2035	4.000%	1,250,000	1,551,883
Deaf Smith County Hospital District
Limited General Obligation Refunding Bonds
Series 2017
03/01/2030	5.000%	1,000,000	1,195,043
03/01/2034	5.000%	645,000	765,343
Grand Parkway Transportation Corp.
Refunding Revenue Bonds
Grand Parkway System
Series 2020C
10/01/2045	4.000%	13,010,000	15,482,769
Harris County Flood Control District
Limited General Obligation Bonds
Series 2020A
10/01/2032	5.000%	5,500,000	7,250,752
Harris County Toll Road Authority (The)
Refunding Revenue Bonds
Senior Lien
Series 2018A
08/15/2048	4.000%	4,000,000	4,639,139
Katy Independent School District
Unlimited General Obligation Bonds
Series 2020
02/15/2034	4.000%	3,020,000	3,723,550
New Hope Cultural Education Facilities Finance Corp.
Prerefunded 04/01/25 Revenue Bonds
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,995,000	3,508,339
Prerefunded 04/01/27 Revenue Bonds
Texas A&M University - Corpus Christi
Series 2017
04/01/2042	5.000%	2,000,000	2,484,036
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	7,015,000	8,018,796
Revenue Bonds
Cardinal Bay Senior Living/Village on the Park
Series 2016
07/01/2046	5.000%	5,285,000	4,113,509
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2031	4.000%	1,000,000	842,156
07/01/2051	4.750%	6,745,000	4,905,928
Collegiate Housing College Station
Series 2014
04/01/2046	5.000%	7,250,000	7,682,815

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westminster Project
Series 2021
11/01/2055	4.000%	1,000,000	1,136,322
New Hope Cultural Education Facilities Finance Corp.(f)
Revenue Bonds
Bridgemoor Plano Project
Series 2018
12/01/2053	0.000%	9,000,000	6,631,020
New Hope Cultural Education Facilities Finance Corp.(d)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	940,000	942,212
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	9,230,000	10,548,612
Series 2019A
01/01/2037	4.000%	5,000,000	5,965,367
Northwest Independent School District
Unlimited General Obligation Refunding Bonds
Series 2020
02/15/2034	4.000%	2,250,000	2,803,146
02/15/2038	4.000%	2,320,000	2,859,573
02/15/2040	4.000%	1,415,000	1,736,773
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	390,000	434,864
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2034	7.500%	2,000,000	2,232,127
Sanger Industrial Development Corp.(d),(e),(f)
Revenue Bonds
Texas Pellets Project
Series 2012B
07/01/2038	0.000%	34,645,000	8,661,250
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2044	5.000%	2,500,000	2,758,498
10/01/2049	5.000%	1,870,000	2,059,099
Tarrant County Cultural Education Facilities Finance Corp.(f)
Revenue Bonds
CC Young Memorial Home
Series 2009A
02/15/2038	0.000%	3,500,000	2,825,991
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Municipal Gas Acquisition & Supply Corp. III
Refunding Revenue Bonds
Senior
Series 2021
12/15/2032	5.000%	1,000,000	1,376,057
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
LBJ Infrastructure Group LLC I-635 Managed Lanes Project
Series 2020
06/30/2034	4.000%	2,000,000	2,424,709
12/31/2039	4.000%	400,000	477,221
Senior Lien - North Tarrant Express
Series 2019
12/31/2038	4.000%	3,500,000	4,133,529
Texas Private Activity Bond Surface Transportation Corp.(e)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	11,500,000	14,272,601
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	2,000,000	2,279,346
12/31/2045	5.000%	1,250,000	1,416,198
12/31/2050	5.000%	7,750,000	8,759,386
12/31/2055	5.000%	6,250,000	7,047,234
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	2,000,000	2,356,768
Tomball Independent School District
Unlimited General Obligation Bonds
School Building
Series 2020
02/15/2034	3.000%	1,750,000	1,986,729
02/15/2035	3.000%	1,750,000	1,982,062
02/15/2036	3.000%	1,435,000	1,619,678
02/15/2038	4.000%	1,750,000	2,144,252
02/15/2039	4.000%	1,250,000	1,526,899
02/15/2040	4.000%	1,000,000	1,218,343
Wichita Falls Independent School District
Unlimited General Obligation Bonds
Series 2021
02/01/2027	4.000%	1,100,000	1,304,359
02/01/2028	4.000%	700,000	845,689
02/01/2029	4.000%	600,000	738,449
02/01/2030	4.000%	800,000	1,001,012
Total			280,948,225

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 1.5%
City of Salt Lake City Airport(e),(h)
Revenue Bonds
Series 2021A
07/01/2037	5.000%	10,000,000	13,121,501
07/01/2046	5.000%	12,000,000	15,420,784
Salt Lake City Corp. Airport(e)
Revenue Bonds
Series 2017A
07/01/2036	5.000%	4,000,000	4,878,857
07/01/2047	5.000%	11,500,000	13,819,418
Series 2018-A
07/01/2048	5.000%	3,000,000	3,651,754
Total			50,892,314
Virginia 1.1%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	3,500,000	4,175,073
Fredericksburg Economic Development Authority
Refunding Revenue Bonds
Mary Washington Healthcare Obligation
Series 2014
06/15/2030	5.000%	1,000,000	1,115,209
06/15/2031	5.000%	800,000	890,480
06/15/2033	5.000%	500,000	555,048
Virginia Small Business Financing Authority(e)
Revenue Bonds
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	3,750,000	4,517,618
12/31/2056	5.000%	20,300,000	24,439,345
Total			35,692,773
Washington 2.1%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2027	5.000%	1,540,000	1,596,382
09/01/2032	5.250%	1,000,000	1,035,010
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	2,915,000	3,281,754
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,300,000	1,443,664
12/01/2045	6.250%	2,500,000	2,784,664
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port of Seattle(e)
Revenue Bonds
Series 2018A
05/01/2043	5.000%	8,000,000	9,457,727
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Multicare Health System
Series 2017B
08/15/2041	4.000%	10,500,000	12,097,945
Seattle Cancer Care Alliance
Series 2020
09/01/2050	5.000%	2,250,000	2,903,403
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	3,335,000	3,679,102
Washington State Convention Center Public Facilities District
Revenue Bonds
Junior Lodging Tax Green Notes
Series 2021
07/01/2031	4.000%	1,000,000	1,193,238
Washington State Housing Finance Commission
Prerefunded 01/01/23 Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2028	5.000%	985,000	1,051,298
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2030	6.500%	730,000	809,936
07/01/2035	6.750%	550,000	612,446
Washington State Housing Finance Commission(d)
Prerefunded 10/03/22 Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2032	6.500%	9,400,000	10,084,161
10/01/2047	6.750%	1,000,000	1,075,057
Refunding Revenue Bonds
Skyline 1st Hill Project
Series 2015
01/01/2025	5.000%	630,000	665,663
01/01/2035	5.750%	575,000	627,061
01/01/2045	6.000%	2,325,000	2,521,185
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	1,250,000	1,388,290
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	2,250,000	2,549,006

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2023	5.000%	240,000	247,169
01/01/2028	5.000%	1,030,000	1,071,885
01/01/2033	5.000%	1,315,000	1,361,202
01/01/2043	5.250%	3,870,000	3,995,295
Total			67,532,543
West Virginia 0.8%
West Virginia Hospital Finance Authority
Refunding Revenue Bonds
Cabell Huntington Hospital Obligation
Series 2018
01/01/2047	4.125%	5,000,000	5,717,518
Revenue Bonds
West Virginia University Health System Obligation
Series 2018
06/01/2052	5.000%	16,500,000	20,118,796
Total			25,836,314
Wisconsin 2.1%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2049	5.000%	4,250,000	4,908,189
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2041	5.000%	4,000,000	4,918,376
Public Finance Authority(d)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	820,000	907,624
05/15/2047	5.250%	1,105,000	1,223,079
Public Finance Authority(d),(g)
Revenue Bonds
WFCS Portfolio Project
Subordinated Series 2021
01/01/2061	0.000%	21,500,000	2,084,098
State of Wisconsin
Unlimited General Obligation Bonds
Series 2020A
05/01/2029	4.000%	10,530,000	12,840,426
Unlimited General Obligation Refunding Bonds
Series 2021-1
05/01/2031	5.000%	2,700,000	3,619,129
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin Health & Educational Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ascension Health
Series 2016
11/15/2046	4.000%	1,390,000	1,616,793
Prerefunded 08/15/23 Revenue Bonds
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	6,750,000	7,416,974
08/15/2034	5.250%	8,000,000	8,810,756
Refunding Revenue Bonds
St. Camillus Health System, Inc.
Series 2019
11/01/2046	5.000%	2,100,000	2,275,652
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	2,335,000	2,489,999
07/01/2053	4.125%	5,000,000	5,333,732
Series 2018B
07/01/2038	4.375%	1,250,000	1,277,950
07/01/2043	4.500%	1,375,000	1,408,417
07/01/2048	5.000%	500,000	524,045
St. John’s Communities, Inc. Project
Series 2018A
09/15/2050	5.000%	3,750,000	4,015,063
Unrefunded Refunding Revenue Bond
Ascension Health
Series 2016A
11/15/2046	4.000%	3,610,000	4,111,163
Total			69,781,465
Wyoming 0.3%
County of Campbell
Refunding Revenue Bonds
Basin Electric Power Cooperative
Series 2019
07/15/2039	3.625%	7,600,000	8,260,302
Total Municipal Bonds (Cost $3,029,252,296)			3,265,091,567

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Money Market Funds 1.1%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.010%(j)	202,189	202,169
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.006%(j)	36,764,018	36,764,018
Total Money Market Funds (Cost $36,966,201)		36,966,187
Total Investments in Securities (Cost $3,078,116,029)		3,314,235,249
Other Assets & Liabilities, Net		(16,656,510)
Net Assets		$3,297,578,739
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Multi-Sector Municipal Income ETF
	6,078,122	—	—	174,373	6,252,495	—	127,108	274,473

(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2021.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $109,015,825, which represents 3.31% of total net assets.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2021, the total value of these securities amounted to $54,098,074, which represents 1.64% of total net assets.
(g)	Zero coupon bond.
(h)	Represents a security purchased on a when-issued basis.
(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2021, the total value of these securities amounted to $45,811,796, which represents 1.39% of total net assets.
(j)	The rate shown is the seven-day current annualized yield at July 31, 2021.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Exchange-Traded Fixed Income Funds	6,252,495	—	—	6,252,495
Floating Rate Notes	—	5,925,000	—	5,925,000
Municipal Bonds	—	3,265,091,567	—	3,265,091,567
Money Market Funds	36,966,187	—	—	36,966,187
Total Investments in Securities	43,218,682	3,271,016,567	—	3,314,235,249
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Tax-Exempt Fund | Annual Report 2021

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,072,143,497)	$3,307,982,754
Affiliated issuers (cost $5,972,532)	6,252,495
Receivable for:
Capital shares sold	8,019,092
Interest	27,422,337
Prepaid expenses	38,703
Trustees’ deferred compensation plan	697,875
Total assets	3,350,413,256
Liabilities
Due to custodian	40,617
Payable for:
Investments purchased on a delayed delivery basis	40,096,419
Capital shares purchased	4,080,773
Distributions to shareholders	7,581,537
Management services fees	39,876
Distribution and/or service fees	14,853
Transfer agent fees	159,124
Compensation of board members	64,432
Compensation of chief compliance officer	93
Other expenses	58,918
Trustees’ deferred compensation plan	697,875
Total liabilities	52,834,517
Net assets applicable to outstanding capital stock	$3,297,578,739
Represented by
Paid in capital	3,056,394,737
Total distributable earnings (loss)	241,184,002
Total - representing net assets applicable to outstanding capital stock	$3,297,578,739
Class A
Net assets	$2,536,238,516
Shares outstanding	183,305,697
Net asset value per share	$13.84
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.27
Advisor Class
Net assets	$29,770,258
Shares outstanding	2,152,102
Net asset value per share	$13.83
Class C
Net assets	$44,739,689
Shares outstanding	3,234,375
Net asset value per share	$13.83
Institutional Class
Net assets	$637,595,799
Shares outstanding	46,076,523
Net asset value per share	$13.84
Institutional 2 Class
Net assets	$22,032,808
Shares outstanding	1,591,918
Net asset value per share	$13.84
Institutional 3 Class
Net assets	$27,201,669
Shares outstanding	1,960,330
Net asset value per share	$13.88
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	33

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$7,147
Dividends — affiliated issuers	127,108
Interest	114,553,447
Total income	114,687,702
Expenses:
Management services fees	14,470,072
Distribution and/or service fees
Class A	5,028,831
Class C	478,056
Transfer agent fees
Class A	1,639,193
Advisor Class	18,506
Class C	32,839
Institutional Class	398,770
Institutional 2 Class	23,033
Institutional 3 Class	1,566
Compensation of board members	79,452
Custodian fees	16,370
Printing and postage fees	83,962
Registration fees	145,046
Audit fees	39,500
Legal fees	61,130
Interest on inverse floater program	75,624
Compensation of chief compliance officer	958
Other	96,868
Total expenses	22,689,776
Fees waived by distributor
Class C	(73,139)
Expense reduction	(2,913)
Total net expenses	22,613,724
Net investment income	92,073,978
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	16,637,564
Futures contracts	(1,069,840)
Net realized gain	15,567,724
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	75,306,188
Investments — affiliated issuers	174,373
Net change in unrealized appreciation (depreciation)	75,480,561
Net realized and unrealized gain	91,048,285
Net increase in net assets resulting from operations	$183,122,263
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Tax-Exempt Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$92,073,978	$105,920,624
Net realized gain	15,567,724	16,429,073
Net change in unrealized appreciation (depreciation)	75,480,561	(32,429,978)
Net increase in net assets resulting from operations	183,122,263	89,919,719
Distributions to shareholders
Net investment income and net realized gains
Class A	(78,218,582)	(92,843,366)
Advisor Class	(938,943)	(905,299)
Class C	(1,273,646)	(1,821,962)
Institutional Class	(20,255,431)	(25,669,579)
Institutional 2 Class	(1,515,757)	(1,625,612)
Institutional 3 Class	(786,951)	(761,875)
Total distributions to shareholders	(102,989,310)	(123,627,693)
Decrease in net assets from capital stock activity	(100,510,779)	(85,500,606)
Total decrease in net assets	(20,377,826)	(119,208,580)
Net assets at beginning of year	3,317,956,565	3,437,165,145
Net assets at end of year	$3,297,578,739	$3,317,956,565
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	35

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	9,044,414	123,055,854	17,024,920	228,215,858
Distributions reinvested	5,440,312	73,812,867	6,453,632	87,258,852
Redemptions	(20,093,734)	(272,652,688)	(21,516,396)	(289,092,639)
Net increase (decrease)	(5,609,008)	(75,783,967)	1,962,156	26,382,071
Advisor Class
Subscriptions	576,110	7,801,333	946,571	12,803,038
Distributions reinvested	59,663	809,616	66,459	898,439
Redemptions	(460,211)	(6,256,008)	(606,957)	(8,172,881)
Net increase	175,562	2,354,941	406,073	5,528,596
Class C
Subscriptions	434,523	5,910,689	934,609	12,661,622
Distributions reinvested	88,497	1,199,530	121,873	1,647,939
Redemptions	(1,501,185)	(20,388,504)	(1,181,304)	(15,885,690)
Net decrease	(978,165)	(13,278,285)	(124,822)	(1,576,129)
Institutional Class
Subscriptions	8,888,085	120,971,238	8,640,817	116,497,266
Distributions reinvested	799,638	10,855,698	905,103	12,236,480
Redemptions	(9,033,158)	(122,718,730)	(21,463,057)	(290,004,012)
Net increase (decrease)	654,565	9,108,206	(11,917,137)	(161,270,266)
Institutional 2 Class
Subscriptions	855,835	11,612,819	3,750,217	50,906,940
Distributions reinvested	111,855	1,515,277	120,413	1,625,216
Redemptions	(3,089,416)	(42,161,772)	(815,413)	(10,749,300)
Net increase (decrease)	(2,121,726)	(29,033,676)	3,055,217	41,782,856
Institutional 3 Class
Subscriptions	653,908	8,912,650	604,331	8,157,986
Distributions reinvested	54,163	737,556	51,842	702,132
Redemptions	(259,378)	(3,528,204)	(391,977)	(5,207,852)
Net increase	448,693	6,122,002	264,196	3,652,266
Total net decrease	(7,430,079)	(100,510,779)	(6,354,317)	(85,500,606)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Tax-Exempt Fund | Annual Report 2021

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Columbia Tax-Exempt Fund | Annual Report 2021	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$13.50	0.38	0.38	0.76	(0.38)	(0.04)	(0.42)
Year Ended 7/31/2020	$13.63	0.43	(0.06)	0.37	(0.43)	(0.07)	(0.50)
Year Ended 7/31/2019	$13.35	0.50	0.34	0.84	(0.55)	(0.01)	(0.56)
Year Ended 7/31/2018	$13.60	0.53	(0.25)	0.28	(0.53)	—	(0.53)
Year Ended 7/31/2017	$14.25	0.55	(0.66)	(0.11)	(0.54)	—	(0.54)
Advisor Class
Year Ended 7/31/2021	$13.50	0.40	0.38	0.78	(0.41)	(0.04)	(0.45)
Year Ended 7/31/2020	$13.63	0.45	(0.05)	0.40	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.35	0.52	0.35	0.87	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017	$14.25	0.57	(0.65)	(0.08)	(0.57)	—	(0.57)
Class C
Year Ended 7/31/2021	$13.50	0.29	0.38	0.67	(0.30)	(0.04)	(0.34)
Year Ended 7/31/2020	$13.63	0.34	(0.06)	0.28	(0.34)	(0.07)	(0.41)
Year Ended 7/31/2019	$13.35	0.41	0.35	0.76	(0.47)	(0.01)	(0.48)
Year Ended 7/31/2018	$13.60	0.44	(0.25)	0.19	(0.44)	—	(0.44)
Year Ended 7/31/2017	$14.24	0.46	(0.65)	(0.19)	(0.45)	—	(0.45)
Institutional Class
Year Ended 7/31/2021	$13.50	0.40	0.39	0.79	(0.41)	(0.04)	(0.45)
Year Ended 7/31/2020	$13.64	0.45	(0.06)	0.39	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.35	0.52	0.36	0.88	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017	$14.25	0.57	(0.65)	(0.08)	(0.57)	—	(0.57)
Institutional 2 Class
Year Ended 7/31/2021	$13.50	0.41	0.38	0.79	(0.41)	(0.04)	(0.45)
Year Ended 7/31/2020	$13.64	0.45	(0.06)	0.39	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.35	0.52	0.36	0.88	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017	$14.25	0.58	(0.66)	(0.08)	(0.57)	—	(0.57)
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Tax-Exempt Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$13.84	5.74%	0.72%(c)	0.72%(c),(d)	2.78%	13%	$2,536,239
Year Ended 7/31/2020	$13.50	2.76%	0.73%(c)	0.73%(c),(d)	3.16%	29%	$2,550,497
Year Ended 7/31/2019	$13.63	6.51%	0.73%	0.73%	3.74%	20%	$2,548,777
Year Ended 7/31/2018	$13.35	2.08%	0.72%	0.72%(d)	3.93%	17%	$2,642,009
Year Ended 7/31/2017	$13.60	(0.70%)	0.72%(c),(e)	0.72%(c),(d),(e)	3.98%	13%	$2,882,268
Advisor Class
Year Ended 7/31/2021	$13.83	5.88%	0.52%(c)	0.52%(c),(d)	2.97%	13%	$29,770
Year Ended 7/31/2020	$13.50	2.96%	0.53%(c)	0.53%(c),(d)	3.36%	29%	$26,679
Year Ended 7/31/2019	$13.63	6.72%	0.53%	0.53%	3.93%	20%	$21,407
Year Ended 7/31/2018	$13.35	2.29%	0.52%	0.52%(d)	4.16%	17%	$13,745
Year Ended 7/31/2017	$13.60	(0.50%)	0.52%(c),(e)	0.52%(c),(d),(e)	4.20%	13%	$6,997
Class C
Year Ended 7/31/2021	$13.83	5.03%	1.47%(c)	1.33%(c),(d)	2.17%	13%	$44,740
Year Ended 7/31/2020	$13.50	2.09%	1.48%(c)	1.38%(c),(d)	2.51%	29%	$56,855
Year Ended 7/31/2019	$13.63	5.82%	1.48%	1.38%	3.09%	20%	$59,114
Year Ended 7/31/2018	$13.35	1.42%	1.47%	1.37%(d)	3.27%	17%	$72,134
Year Ended 7/31/2017	$13.60	(1.27%)	1.47%(c),(e)	1.37%(c),(d),(e)	3.33%	13%	$105,081
Institutional Class
Year Ended 7/31/2021	$13.84	5.95%	0.52%(c)	0.52%(c),(d)	2.97%	13%	$637,596
Year Ended 7/31/2020	$13.50	2.89%	0.53%(c)	0.53%(c),(d)	3.37%	29%	$613,307
Year Ended 7/31/2019	$13.64	6.80%	0.53%	0.53%	3.94%	20%	$781,834
Year Ended 7/31/2018	$13.35	2.29%	0.52%	0.52%(d)	4.13%	17%	$775,309
Year Ended 7/31/2017	$13.60	(0.50%)	0.52%(c),(e)	0.52%(c),(d),(e)	4.18%	13%	$807,282
Institutional 2 Class
Year Ended 7/31/2021	$13.84	5.97%	0.51%(c)	0.51%(c)	3.00%	13%	$22,033
Year Ended 7/31/2020	$13.50	2.90%	0.52%(c)	0.52%(c)	3.36%	29%	$50,150
Year Ended 7/31/2019	$13.64	6.81%	0.52%	0.52%	3.94%	20%	$8,978
Year Ended 7/31/2018	$13.35	2.29%	0.51%	0.51%	4.16%	17%	$6,239
Year Ended 7/31/2017	$13.60	(0.47%)	0.51%(c),(e)	0.51%(c),(e)	4.21%	13%	$1,990
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	39

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2021	$13.54	0.41	0.39	0.80	(0.42)	(0.04)	(0.46)
Year Ended 7/31/2020	$13.67	0.46	(0.06)	0.40	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.39	0.53	0.35	0.88	(0.59)	(0.01)	(0.60)
Year Ended 7/31/2018	$13.64	0.57	(0.26)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017(f)	$13.45	0.23	0.19(g)	0.42	(0.23)	—	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
07/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Annualized.
(i)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Tax-Exempt Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2021	$13.88	6.01%	0.47%(c)	0.47%(c)	3.03%	13%	$27,202
Year Ended 7/31/2020	$13.54	3.03%	0.47%(c)	0.47%(c)	3.42%	29%	$20,467
Year Ended 7/31/2019	$13.67	6.78%	0.47%	0.47%	3.97%	20%	$17,056
Year Ended 7/31/2018	$13.39	2.35%	0.47%	0.47%	4.25%	17%	$7,731
Year Ended 7/31/2017(f)	$13.64	3.17%	0.49%(h),(i)	0.49%(h),(i)	4.19%(h)	13%	$71
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2021	41

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
42	Columbia Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a
Columbia Tax-Exempt Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
July 31, 2021
party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,069,840)
44	Columbia Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	56,542,561

*	Based on the ending daily outstanding amounts for the year ended July 31, 2021.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2021 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2021, the average daily value of short-term floating rate notes outstanding for the days held was $15,450,000 and the average interest rate and fees related to these short-term floating rate notes were 0.14% and 0.49%, respectively. At July 31, 2021, the Fund did not have any short-term floating rate notes outstanding.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Columbia Tax-Exempt Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
July 31, 2021
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
46	Columbia Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.44% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Tax-Exempt Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
July 31, 2021
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.05
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $2,913.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Effective September 1, 2020, the Distributor has contractually agreed to waive a portion of the distribution fee for Class C shares through November 30, 2021 so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated at the sole discretion of the Board of Trustees. Prior to September 1, 2020, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.65% annually of the average daily net assets attributable to Class C shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	521,730
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
48	Columbia Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2021
Class A	0.80%
Advisor Class	0.60
Class C	1.55
Institutional Class	0.60
Institutional 2 Class	0.59
Institutional 3 Class	0.54
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution and service fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles, distributions, re-characterization of distributions for investments, principal and/or interest of fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
32,673	(32,673)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Tax-Exempt Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
July 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021				Year Ended July 31, 2020
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
14,405	92,260,536	10,714,369	102,989,310	5,757,611	104,497,039	13,373,043	123,627,693
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	28,454,445	13,555,114	—	207,517,016
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,106,718,233	263,428,653	(55,911,637)	207,517,016
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $434,411,852 and $417,167,194, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment
50	Columbia Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia Tax-Exempt Fund | Annual Report 2021	51

Notes to Financial Statements  (continued)
July 31, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At July 31, 2021, one unaffiliated shareholder of record owned 12.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 40.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
52	Columbia Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Tax-Exempt Fund | Annual Report 2021	53

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Tax-Exempt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Tax-Exempt Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
54	Columbia Tax-Exempt Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Exempt- interest dividends
$14,822,233	99.98%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Tax-Exempt Fund | Annual Report 2021	55

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
56	Columbia Tax-Exempt Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Tax-Exempt Fund | Annual Report 2021	57

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
58	Columbia Tax-Exempt Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Tax-Exempt Fund | Annual Report 2021	59

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
60	Columbia Tax-Exempt Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Tax-Exempt Fund | Annual Report 2021	61

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Tax-Exempt Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
62	Columbia Tax-Exempt Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was appropriate in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Tax-Exempt Fund | Annual Report 2021	63

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
64	Columbia Tax-Exempt Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Tax-Exempt Fund | Annual Report 2021	65

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Columbia Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN233_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Ultra Short Term Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Ultra Short Term Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Ultra Short Term Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Portfolio management
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2016
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class A*	02/20/19	0.56	1.46	0.91
Advisor Class*	12/03/18	0.71	1.63	1.07
Institutional Class*	12/03/18	0.71	1.64	1.08
Institutional 3 Class	03/08/04	0.75	1.72	1.17
Bloomberg Barclays U.S. Short-Term Government/Corporate Index		0.22	1.47	0.90
Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2021)
Asset-Backed Securities — Non-Agency	34.1
Commercial Mortgage-Backed Securities - Non-Agency	0.4
Commercial Paper	0.5
Corporate Bonds & Notes	50.4
Foreign Government Obligations	1.0
Money Market Funds	1.8
Residential Mortgage-Backed Securities - Agency	0.0(a)
Residential Mortgage-Backed Securities - Non-Agency	7.9
Treasury Bills	1.5
U.S. Government & Agency Obligations	2.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2021)
AAA rating	24.7
AA rating	16.7
A rating	31.5
BBB rating	23.4
Not rated	3.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 0.56%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Short-Term Government/Corporate Index, which returned 0.22% for the same time period.
Market overview
For the 12-month reporting period, the fixed-income market was characterized by the ongoing recovery from the impact of COVID-19, which initially roiled the markets in March 2020. The combination of the U.S. Federal Reserve (Fed) quantitative easing and fiscal stimulus, in conjunction with the vaccine rollouts and reopening of economies, gave investors confidence to help not only stabilize, but drive credit spreads of most sectors back to pre-COVID-19 levels and many to even tighter levels.
Given the practically insatiable demand for yield and the resulting spread tightening, higher yielding sectors outperformed across the board. Within the Fund, this was evidenced by lower quality notes (A and BBB ratings) outperforming higher quality notes and spread products such as asset-backed securities (ABS), non-agency collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), and corporates all outperforming U.S. Treasuries and agencies.
The Fund’s notable contributors during the period
•	The Fund benefited most from its consistent overweight in spread products, relative to the benchmark, during the period.
•	The Fund was overweight in short corporates, which produced strong positive excess returns across most subsectors.
•	The Fund was also overweight in securities rated A and BBB, which added to the Fund’s outperformance of the benchmark, as lower quality bonds outperformed higher quality bonds during the period.
•	Performance was further enhanced by meaningful out-of-benchmark positioning in ABS, which also generated strong excess returns during the period.
•	More modest exposures to short non-agency CMOs and CMBS also contributed, as spreads tightened across all sectors during the reporting period.
•	To be overweight in spread products, the Fund was significantly underweight U.S. Treasuries, which underperformed, which also contributed to performance relative to the benchmark.
The Fund’s notable detractors during the period
•	The Fund had cashflow exposures in the 1–3-year part of the yield curve, which the benchmark did not. While rates were flat or lower in the shortest part of the curve (0-1 year), rates rose further out on the curve, which detracted somewhat from the performance of those exposures. The Fund did use Treasury futures to help offset much of this longer curve exposure.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension riskexists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity involves special risks, which may result in significant losses. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim
Columbia Ultra Short Term Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,001.30	1,022.79	2.15	2.17	0.43
Advisor Class	1,000.00	1,000.00	1,002.10	1,023.49	1.45	1.46	0.29
Institutional Class	1,000.00	1,000.00	1,002.10	1,023.54	1.40	1.41	0.28
Institutional 3 Class	1,000.00	1,000.00	1,002.30	1,023.73	1.20	1.21	0.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 34.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Auto Trust(a)
Series 2021-A Class A
04/15/2027	1.080%	15,175,000	15,175,586
ACC Trust(a)
Series 2021-1 Class A
11/20/2023	0.740%	5,244,331	5,242,863
Affirm Asset Securitization Trust(a)
Series 2021-A Class A
08/15/2025	0.880%	19,050,000	19,088,885
Subordinated Series 2021-A Class B
08/15/2025	1.060%	3,250,000	3,255,893
American Credit Acceptance Receivables Trust(a)
Series 2019-4 Class C
12/12/2025	2.690%	5,307,000	5,364,341
Series 2020-2 Class A
12/13/2023	1.650%	495,886	496,773
Series 2021-1 Class A
05/13/2024	0.350%	5,873,217	5,875,145
Series 2021-2 Class A
10/15/2024	0.370%	1,134,523	1,134,975
Series 2021-3 Class A
06/13/2025	0.330%	11,860,000	11,864,969
Subordinated Series 2018-2 Class D
07/10/2024	4.070%	3,024,511	3,073,865
Subordinated Series 2018-4 Class C
01/13/2025	3.970%	380,237	380,611
Subordinated Series 2019-1 Class D
04/14/2025	3.810%	2,475,000	2,541,989
Subordinated Series 2020-2 Class B
09/13/2024	2.480%	11,100,000	11,225,493
Subordinated Series 2020-3 Class B
08/13/2024	1.150%	4,750,000	4,772,381
Subordinated Series 2020-3 Class C
06/15/2026	1.850%	4,275,000	4,344,267
AmeriCredit Automobile Receivables Trust
Series 2020-2 Class A2A
12/18/2023	0.600%	602,956	603,549
Arivo Acceptance Auto Loan Receivables Trust(a)
Series 2021-1A Class A
01/15/2027	1.190%	14,880,142	14,912,768
Avant Loans Funding Trust(a)
Series 2020-REV1 Class A
05/15/2029	2.170%	7,300,000	7,311,120
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2016-2A Class A
11/20/2022	2.720%	16,666,667	16,739,538
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-1A Class A
09/20/2023	3.070%	8,520,000	8,737,995
Series 2017-2A Class A
03/20/2024	2.970%	18,780,000	19,464,813
Series 2019-1A Class A
03/20/2023	3.450%	14,720,000	14,919,577
BCC Funding XVII LLC(a)
Series 2020-1 Class A2
08/20/2025	0.910%	4,000,000	4,009,490
Carmax Auto Owner Trust
Series 2019-3 Class A3
08/15/2024	2.180%	2,065,136	2,093,172
CarMax Auto Owner Trust
Series 2020-2 Class A3
11/15/2024	1.700%	7,170,000	7,248,555
CarNow Auto Receivables Trust(a)
Series 2021-1A Class A
10/15/2024	0.970%	9,738,494	9,745,088
Carvana Auto Receivables Trust
Series 2021-N1 Class A
01/10/2028	0.700%	17,738,603	17,726,679
Series 2021-N2 Class A1
03/10/2028	0.320%	14,683,700	14,681,393
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class B
04/15/2024	2.510%	23,498,528	23,675,937
CCG Receivables Trust(a)
Series 2019-1 Class A2
09/14/2026	2.800%	1,654,677	1,671,370
Series 2019-2 Class A2
03/15/2027	2.110%	2,311,965	2,337,494
Series 2020-1 Class A2
12/14/2027	0.540%	8,663,325	8,680,550
Series 2021-1 Class A2
06/14/2027	0.300%	9,025,000	9,014,702
Chase Auto Credit Linked Notes(a)
Subordinated Series 2020-2 Class B
02/25/2028	0.840%	16,197,211	16,217,162
Subordinated Series 2020-2 Class C
02/25/2028	1.140%	2,506,711	2,512,089
Chase Auto Credit-Linked Notes(a)
Subordinated Series 2020-1 Class B
01/25/2028	0.991%	4,191,995	4,202,354
Chesapeake Funding II LLC(a)
Series 2018-2A Class A1
08/15/2030	3.230%	543,036	545,989
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIG Auto Receivables Trust(a)
Series 2020-1A Class A
10/12/2023	0.680%	3,971,922	3,975,042
CNH Equipment Trust
Series 2018-A Class A4
04/15/2025	3.300%	1,270,000	1,294,682
Credit Acceptance Auto Loan Trust(a)
Series 2019-1A Class A
02/15/2028	3.330%	12,583,623	12,659,568
Series 2020-1A Class A
02/15/2029	2.010%	4,860,000	4,937,079
Series 2020-2A Class A
07/16/2029	1.370%	3,250,000	3,288,808
Credito Real USA Auto Receivables Trust(a)
Series 2021-1A Class A
02/16/2027	1.350%	7,617,555	7,615,172
Crossroads Asset Trust(a)
Series 2021-A Class A2
03/20/2024	0.820%	3,500,000	3,503,963
Dell Equipment Finance Trust(a)
Series 2020-1 Class A2
06/22/2022	2.260%	8,290,070	8,349,231
Dext ABS LLC(a)
Series 2020-1 Class A
02/16/2027	1.460%	15,282,697	15,341,459
Discover Card Execution Note Trust
Series 2019-A1 Class A1
07/15/2024	3.040%	3,350,000	3,394,372
DLL LLC(a)
Series 2018-ST2 Class A4
06/20/2024	3.590%	14,349,234	14,427,288
Series 2019-DA1 Class A3
04/20/2023	2.890%	5,254,349	5,292,826
Series 2019-MT3 Class A3
02/21/2023	2.080%	39,867,107	40,119,390
DLL Securitization Trust(a)
Series 2017-A Class A4
11/17/2025	2.430%	252,541	253,081
Drive Auto Receivables Trust
Series 2019-2 Class C
06/16/2025	3.420%	626,431	634,447
Series 2020-2 Class A2A
07/17/2023	0.850%	43,767	43,778
Subordinated Series 2018-1 Class D
05/15/2024	3.810%	1,663,643	1,680,813
Subordinated Series 2018-3 Class D
09/16/2024	4.300%	6,001,337	6,118,515
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-4 Class D
01/15/2026	4.090%	6,565,693	6,733,210
Subordinated Series 2020-1 Class B
07/15/2024	2.080%	15,000,000	15,077,972
DT Auto Owner Trust(a)
Series 2017-3A Class E
08/15/2024	5.600%	4,122,438	4,173,611
Series 2019-3A Class B
05/15/2023	2.600%	609,556	610,104
Series 2019-3A Class C
04/15/2025	2.740%	8,900,000	9,000,804
Series 2020-1A Class A
09/15/2023	1.940%	1,036,746	1,038,705
Series 2020-2A Class B
03/16/2026	2.080%	2,500,000	2,536,521
Series 2020-2A Class C
03/16/2026	3.280%	3,000,000	3,120,709
Series 2020-3A Class A
04/15/2024	0.540%	2,964,693	2,967,994
Series 2021-1A Class A
01/15/2025	0.350%	4,507,366	4,509,659
Subordinated Series 2018-3A Class C
07/15/2024	3.790%	3,964,498	3,975,542
Subordinated Series 2019-4A Class C
07/15/2025	2.730%	12,000,000	12,185,576
Enterprise Fleet Financing LLC(a)
Series 2019-1 Class A2
10/20/2024	2.980%	6,057,845	6,101,416
Exeter Automobile Receivables Trust(a)
Series 2019-2A Class C
03/15/2024	3.300%	9,784,476	9,880,808
Series 2020-2A Class A
08/15/2023	1.130%	229,378	229,479
Series 2020-2A Class B
07/15/2024	2.080%	16,600,000	16,717,583
Series 2020-2A Class C
05/15/2025	3.280%	18,000,000	18,568,159
Subordinated Series 2018-4A Class C
09/15/2023	3.970%	3,324,084	3,334,046
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	9,435,483	9,437,979
Flagship Credit Auto Trust(a)
Series 2021-1 Class A
06/16/2025	0.310%	2,543,464	2,543,587

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Lease Trust
Series 2019-B Class A3
10/15/2022	2.220%	2,301,802	2,307,039
Ford Credit Auto Owner Trust(a)
Series 2017-1 Class A
08/15/2028	2.620%	14,499,000	14,687,691
Series 2017-2 Class A
03/15/2029	2.360%	1,000,000	1,014,424
Ford Credit Floorplan Master Owner Trust
Series 2019-1 Class A
03/15/2024	2.840%	7,636,000	7,759,840
Ford Credit Floorplan Master Owner Trust A
Series 2018-3 Class A1
10/15/2023	3.520%	19,292,000	19,426,504
Series 2019-3 Class A1
09/15/2024	2.230%	22,975,000	23,482,966
Foursight Capital Automobile Receivables Trust(a)
Series 2021-1 Class A2
08/15/2024	0.400%	10,859,425	10,867,316
Freed ABS Trust(a)
Series 2021-1CP Class A
03/20/2028	0.660%	4,996,367	4,999,218
FREED ABS Trust(a)
Series 2021-2 Class A
06/19/2028	0.680%	7,173,113	7,173,405
GLS Auto Receivables Issuer Trust(a)
Series 2019-3A Class A
07/17/2023	2.580%	607,572	608,688
Series 2019-4A Class A
11/15/2023	2.470%	2,979,568	2,992,803
Series 2020-1A Class A
02/15/2024	2.170%	1,784,657	1,791,953
Series 2020-2A Class A
08/15/2024	1.580%	11,171,094	11,247,399
Series 2020-3A Class B
08/15/2024	1.380%	8,250,000	8,301,316
Subordinated Series 2019-3A Class B
06/17/2024	2.720%	10,000,000	10,122,684
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	4,500,000	4,586,955
Subordinated Series 2020-4A Class B
12/16/2024	0.870%	20,000,000	19,994,944
GLS Auto Receivables Trust(a)
Subordinated Series 2021-2A Class B
09/15/2025	0.770%	9,050,000	9,041,371
GM Financial Automobile Leasing Trust
Series 2019-3 Class A4
07/20/2023	2.030%	5,300,000	5,325,448
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-2 Class A2A
10/20/2022	0.710%	661,441	662,438
GM Financial Consumer Automobile Receivables Trust
Series 2018-3 Class A3
05/16/2023	3.020%	1,036,381	1,043,767
GreatAmerica Leasing Receivables Funding LLC(a)
Series 2021-1 Class A2
06/15/2023	0.270%	5,000,000	5,002,280
Harley-Davidson Motorcycle Trust
Series 2021-A Class A2
04/15/2024	0.220%	4,577,586	4,577,784
Honda Auto Receivables Owner Trust
Series 2019-1 Class A3
03/20/2023	2.830%	958,791	968,753
HPEFS Equipment Trust(a)
Series 2019-1A Class B
09/20/2029	2.320%	1,512,000	1,523,147
Series 2020-1A Class A2
02/20/2030	1.730%	763,363	765,110
Series 2020-2A Class A2
07/22/2030	0.650%	16,107,175	16,124,746
Hyundai Auto Receivables Trust
Series 2020-A Class A2
04/17/2023	1.510%	3,637,827	3,649,219
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-1 Class C
09/25/2028	1.024%	14,014,494	14,020,175
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	2,400,000	2,399,681
Kubota Credit Owner Trust(a)
Series 2018-1A Class A3
08/15/2022	3.100%	247,321	248,069
Series 2020-1A Class A2
12/15/2022	1.920%	2,612,501	2,620,380
Lendingpoint Asset Securitization Trust(a)
Series 2021-A Class A
12/15/2028	1.000%	46,100,000	46,102,572
Marlette Funding Trust(a)
Series 2019-2A Class A
07/16/2029	3.130%	225,109	225,623
Series 2020-1A Class A
03/15/2030	2.240%	1,268,013	1,269,265
Series 2020-2A Class A
09/16/2030	1.020%	893,340	893,937
Series 2021-1A Class A
06/16/2031	0.600%	5,611,274	5,614,031
Series 2021-2A Class A
09/15/2031	0.510%	30,400,000	30,403,803

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MMAF Equipment Finance LLC(a)
Series 2016-AA Class A4
01/17/2023	1.760%	68,013	68,099
Series 2017-B Class A4
11/15/2024	2.410%	1,065,098	1,076,032
Series 2020-A Class A2
04/09/2024	0.740%	1,059,410	1,063,479
MVW Owner Trust(a)
Series 2017-1A Class A
12/20/2034	2.420%	4,424,506	4,519,751
New Residential Advance Receivables Trust Advance Receivables-Backed Notes(a)
Series 2020-APT1 Class AT1
12/16/2052	1.035%	10,500,000	10,539,076
Subordinated Series 2020-APT1 Class DT1
12/16/2052	1.999%	3,750,000	3,755,996
NextGear Floorplan Master Owner Trust(a)
Series 2018-2A Class A2
10/16/2023	3.690%	12,325,000	12,389,426
Series 2019-1A Class A2
02/15/2024	3.210%	10,856,000	11,028,727
Subordinated Series 2020-1A Class A2
02/18/2025	1.550%	5,644,000	5,737,734
NextGear Floorplan Master Owner Trust(a),(b)
Series 2020-1A Class A1
1-month USD LIBOR + 0.800% 02/15/2025	0.870%	8,575,000	8,655,621
Nissan Auto Receivables Trust
Series 2020-A Class A2
12/15/2022	1.450%	1,714,837	1,717,744
NMEF Funding LLC(a)
Series 2019-A Class A
08/17/2026	2.730%	1,350,639	1,353,827
Series 2021-A Class A2
12/15/2027	0.810%	30,000,000	29,985,783
NRZ Advance Receivables Trust(a)
Series 2020-T3 Class AT3
10/15/2052	1.317%	7,890,000	7,925,271
Octane Receivables Trust(a)
Series 2020-1A Class A
02/20/2025	1.710%	19,625,322	19,807,302
OneMain Direct Auto Receivables Trust(a)
Series 2018-1A Class A
12/16/2024	3.430%	6,377,641	6,398,731
Subordinated Series 2018-1A Class C
10/14/2025	3.850%	6,715,000	6,779,191
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	3,361,200	3,372,711
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oscar US Funding XIII LLC(a),(c)
Series 2021-2A Class A2
08/12/2024	0.390%	11,250,000	11,250,000
Pagaya AI Debt Selection Trust(a)
Series 2020-3 Class A
05/17/2027	2.100%	10,222,176	10,278,851
Series 2021-1 Class A
11/15/2027	1.180%	27,497,836	27,566,303
Prestige Auto Receivables Trust(a)
Subordinated Series 2019-1A Class B
01/16/2024	2.530%	8,371,000	8,427,284
Santander Drive Auto Receivables Trust
Series 2020-3 Class A2
09/15/2023	0.460%	5,681,956	5,682,954
Series 2021-1 Class A3
09/16/2024	0.320%	14,900,000	14,909,901
Series 2021-3 Class A2
05/15/2024	0.290%	10,800,000	10,799,958
Subordinated Series 2020-1 Class B
11/15/2024	3.030%	11,417,000	11,616,505
SCF Equipment Leasing(a)
Series 2019-2A Class A1
06/20/2024	2.220%	2,821,432	2,839,926
SCF Equipment Leasing LLC(a)
Series 2020-1A Class A2
10/20/2025	0.680%	6,846,866	6,861,535
Series 2021-1A Class A2
08/20/2026	0.420%	15,700,000	15,696,992
SoFi Consumer Loan Program LLC(a)
Subordinated Series 2017-6 Class B
11/25/2026	3.520%	3,070,428	3,096,194
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	5,386,021	5,449,117
Series 2019-2 Class A
04/25/2028	3.010%	865,298	866,639
Series 2019-3 Class A
05/25/2028	2.900%	2,945,166	2,952,126
Series 2019-4 Class A
08/25/2028	2.450%	1,625,402	1,633,012
Series 2020-1 Class A
01/25/2029	2.020%	2,028,093	2,043,828
Theorem Funding Trust(a)
Series 2020-1A Class A
10/15/2026	2.480%	3,870,404	3,887,837
Toyota Auto Receivables Owner Trust
Series 2020-B Class A2
12/15/2022	1.380%	1,491,070	1,493,604

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tricolor Auto Securitization Trust(a)
Series 2021-1A Class A
04/15/2024	0.740%	9,300,000	9,299,967
Subordinated Series 2021-1A Class B
06/17/2024	1.000%	2,450,000	2,449,794
United Auto Credit Securitization Trust(a)
Series 2020-1 Class B
11/10/2022	1.470%	4,792,509	4,799,598
Series 2021-1 Class A
07/10/2023	0.340%	7,856,367	7,856,947
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	4,104,567	4,161,537
Series 2021-ST2 Class A
04/20/2027	2.500%	2,582,993	2,613,804
Series 2021-ST6 Class A
08/20/2027	1.850%	6,925,000	6,928,904
Upstart Securitization Trust(a)
Series 2020-3 Class A
11/20/2030	1.702%	8,199,657	8,246,313
Series 2021-1 Class A
03/20/2031	0.870%	7,998,998	8,017,037
Series 2021-3 Class A
07/20/2031	0.830%	39,925,000	39,928,246
Verizon Owner Trust
Series 2018-A Class A1A
04/20/2023	3.230%	1,652,870	1,663,737
Series 2019-C Class A1A
04/22/2024	1.940%	9,959,000	10,088,041
Series 2020-A Class A1A
07/22/2024	1.850%	10,000,000	10,160,046
Westlake Automobile Receivables Trust(a)
Series 2019-3A Class A2
02/15/2023	2.150%	1,278,658	1,280,341
Series 2020-2A Class A2A
02/15/2024	0.930%	7,882,704	7,901,289
Subordinated Series 2018-3A Class C
10/16/2023	3.610%	402,020	402,528
Subordinated Series 2019-1A Class C
03/15/2024	3.450%	18,549,294	18,664,439
Subordinated Series 2019-2A Class C
07/15/2024	2.840%	12,400,000	12,551,607
Subordinated Series 2019-3A Class B
10/15/2024	2.410%	10,000,000	10,048,036
World Omni Auto Receivables Trust
Series 2018-B Class A4
06/17/2024	3.030%	1,750,000	1,786,795
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-D Class A3
04/15/2024	3.330%	1,222,780	1,239,371
Series 2020-A Class A3
01/17/2023	1.700%	8,125,000	8,241,286
Series 2021-A Class A2
02/15/2024	0.170%	5,774,388	5,774,480
Subordinated Series 2018-C Class A3
11/15/2023	3.130%	2,405,643	2,429,465
World Omni Automobile Lease Securitization Trust
Series 2019-B Class A3
11/15/2022	2.030%	10,747,065	10,818,000
World Omni Select Auto Trust
Series 2020-A Class A2
06/17/2024	0.470%	3,568,373	3,571,247
Total Asset-Backed Securities — Non-Agency (Cost $1,356,273,746)			1,354,859,064

Commercial Mortgage-Backed Securities - Non-Agency 0.4%

JPMDB Commercial Mortgage Securities Trust
Series 2016-C2 Class A2
06/15/2049	2.662%	641,555	652,899
UBS Commercial Mortgage Trust
Series 2012-C1 Class AAB
05/10/2045	3.002%	315,655	315,788
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 Class ASB
10/15/2045	2.528%	1,216,613	1,224,983
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.750% 12/15/2034	0.968%	11,000,000	10,999,236
WF-RBS Commercial Mortgage Trust
Series 2012-C6 Class A4
04/15/2045	3.440%	1,197,740	1,200,497
Series 2012-C8 Class ASB
08/15/2045	2.559%	648,975	650,823
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $15,009,701)			15,044,226

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Commercial Paper 0.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Environmental 0.5%
Waste Management, Inc.
Series 204-2
09/10/2021	0.220%	20,000,000	19,994,960
Total Commercial Paper (Cost $19,989,750)			19,994,960

Corporate Bonds & Notes 50.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.6%
Boeing Co. (The)
02/04/2023	1.167%	18,190,000	18,248,261
L3Harris Technologies, Inc.(b)
3-month USD LIBOR + 0.750% 03/10/2023	0.878%	5,219,000	5,248,693
L3Harris Technologies, Inc.
06/15/2023	3.850%	13,255,000	14,062,675
Northrop Grumman Corp.
08/01/2023	3.250%	6,128,000	6,470,619
Raytheon Technologies Corp.
12/15/2022	2.500%	18,470,000	18,923,641
Total			62,953,889
Automotive 0.9%
Toyota Motor Credit Corp.(b)
3-month USD LIBOR + 0.390% 01/11/2023	0.509%	10,947,000	10,997,478
Toyota Motor Credit Corp.
06/14/2024	0.500%	23,000,000	22,939,300
Total			33,936,778
Banking 17.9%
American Express Co.(b)
3-month USD LIBOR + 0.750% 08/03/2023	0.926%	25,088,000	25,382,123
Australia & New Zealand Banking Group Ltd.(a),(b)
3-month USD LIBOR + 0.580% 11/09/2022	0.742%	20,665,000	20,797,459
Bank of America Corp.(b)
3-month USD LIBOR + 0.430% 05/28/2024	0.536%	38,481,000	38,519,481
Bank of Montreal(b)
SOFR + 0.680% 03/10/2023	0.730%	24,792,000	24,993,830
Bank of New York Mellon Corp. (The)(b)
3-month USD LIBOR + 1.050% 10/30/2023	1.179%	25,992,000	26,303,938
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of Nova Scotia (The)(b),(d)
SOFR + 0.380% 07/31/2024	0.430%	28,150,000	28,115,710
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.720% 06/16/2022	0.838%	20,175,000	20,293,682
3-month USD LIBOR + 0.660% 09/13/2023	0.779%	3,240,000	3,278,577
Citigroup, Inc.(b)
3-month USD LIBOR + 0.690% 10/27/2022	0.819%	37,143,000	37,380,016
Commonwealth Bank of Australia(a),(b)
3-month USD LIBOR + 0.700% 03/10/2022	0.828%	7,883,000	7,914,831
Cooperatieve Rabobank UA(b)
3-month USD LIBOR + 0.480% 01/10/2023	0.599%	25,152,000	25,295,823
Discover Bank
02/06/2023	3.350%	20,000,000	20,827,909
DNB Bank ASA(a),(b)
3-month USD LIBOR + 0.620% 12/02/2022	0.751%	20,597,000	20,740,037
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 0.750% 02/23/2023	0.900%	36,449,000	36,748,554
HSBC Holdings PLC(e)
03/13/2023	3.262%	23,655,000	24,072,528
ING Bank NV(a)
08/15/2021	2.050%	6,000,000	6,004,654
JPMorgan Chase & Co.(e)
04/01/2023	3.207%	36,510,000	37,210,909
Lloyds Bank PLC
08/14/2022	2.250%	976,000	995,623
Morgan Stanley(e)
04/05/2024	0.731%	39,420,000	39,553,328
National Australia Bank Ltd.(a),(b)
3-month USD LIBOR + 0.410% 12/13/2022	0.529%	25,320,000	25,431,212
PNC Bank NA(b)
3-month USD LIBOR + 0.500% 07/27/2022	0.629%	24,717,000	24,831,022
Royal Bank of Canada(b)
3-month USD LIBOR + 0.360% 01/17/2023	0.494%	26,457,000	26,560,308
Skandinaviska Enskilda Banken AB(a),(b)
3-month USD LIBOR + 0.645% 12/12/2022	0.764%	17,997,000	18,120,665
Svenska Handelsbanken AB(a)
06/30/2023	0.625%	21,045,000	21,170,228

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toronto-Dominion Bank (The)(b)
SOFR + 0.450% 09/28/2023	0.050%	27,446,000	27,597,629
Truist Financial Corp.(b)
3-month USD LIBOR + 0.650% 04/01/2022	0.795%	16,580,000	16,637,447
UBS AG(a)
06/01/2023	0.375%	10,000,000	9,996,309
02/09/2024	0.450%	17,675,000	17,617,069
US Bank NA(b)
3-month USD LIBOR + 0.180% 01/21/2022	0.314%	14,000,000	14,008,182
Wells Fargo & Co.(b)
3-month USD LIBOR + 1.230% 10/31/2023	1.359%	37,640,000	38,130,857
Westpac Banking Corp.(b)
3-month USD LIBOR + 0.390% 01/13/2023	0.519%	26,046,000	26,166,936
Total			710,696,876
Cable and Satellite 1.0%
Charter Communications Operating LLC/Capital(b)
3-month USD LIBOR + 1.650% 02/01/2024	1.776%	18,827,000	19,336,006
Comcast Corp.(b)
3-month USD LIBOR + 0.630% 04/15/2024	0.756%	2,982,000	3,015,447
Sky PLC(a)
11/26/2022	3.125%	18,202,000	18,867,416
Total			41,218,869
Chemicals 0.8%
DuPont de Nemours, Inc.(b)
3-month USD LIBOR + 1.110% 11/15/2023	1.266%	17,085,000	17,381,915
LYB International Finance III LLC(b)
3-month USD LIBOR + 1.000% 10/01/2023	1.145%	16,267,000	16,291,850
Total			33,673,765
Construction Machinery 0.9%
Caterpillar Financial Services Corp.
03/01/2023	0.250%	21,125,000	21,129,769
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Deere Capital Corp.(b)
3-month USD LIBOR + 0.260% 09/10/2021	0.388%	6,621,000	6,622,439
3-month USD LIBOR + 0.490% 06/13/2022	0.609%	9,535,000	9,571,865
3-month USD LIBOR + 0.550% 06/07/2023	0.681%	285,000	287,401
Total			37,611,474
Diversified Manufacturing 1.6%
General Electric Co.
10/09/2022	2.700%	22,370,000	22,976,288
Honeywell International, Inc.(b)
3-month USD LIBOR + 0.230% 08/19/2022	0.380%	19,247,000	19,244,563
Siemens Financieringsmaatschappij NV(a)
03/11/2023	0.400%	20,000,000	20,037,908
Total			62,258,759
Electric 4.5%
American Electric Power Co., Inc.
12/15/2022	2.950%	6,430,000	6,611,222
11/01/2023	0.750%	10,000,000	10,006,570
CenterPoint Energy, Inc.
09/01/2022	2.500%	17,758,000	18,133,492
Dominion Energy, Inc.(b)
3-month USD LIBOR + 0.530% 09/15/2023	0.649%	10,000,000	10,004,672
DTE Energy Co.
11/01/2022	2.250%	15,860,000	16,222,069
Duke Energy Progress LLC(b)
3-month USD LIBOR + 0.180% 02/18/2022	0.335%	18,635,000	18,635,282
Eversource Energy
03/15/2022	2.750%	15,645,000	15,852,053
Florida Power & Light Co.(b)
SOFR + 0.250% 05/10/2023	0.300%	12,330,000	12,320,292
Mississippi Power Co.(b)
SOFR + 0.300% 06/28/2024	0.350%	12,286,000	12,294,521
NextEra Energy Capital Holdings, Inc.(b)
SOFR + 0.540% 03/01/2023	0.590%	7,405,000	7,437,378
PacifiCorp
02/01/2022	2.950%	6,508,000	6,551,015
PPL Electric Utilities Corp.(b)
SOFR + 0.330% 06/24/2024	0.380%	14,938,000	14,941,924

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Public Service Enterprise Group, Inc.
11/15/2022	2.650%	15,583,000	16,023,683
Southern California Edison Co.(b)
3-month USD LIBOR + 0.270% 12/03/2021	0.399%	15,000,000	15,003,377
Total			180,037,550
Food and Beverage 1.4%
Campbell Soup Co.
08/02/2022	2.500%	5,809,000	5,930,965
03/15/2023	3.650%	10,808,000	11,333,196
ConAgra Foods, Inc.
09/15/2022	3.250%	7,215,000	7,431,890
01/25/2023	3.200%	5,390,000	5,572,773
Diageo Investment Corp.
05/11/2022	2.875%	12,000,000	12,242,577
PepsiCo, Inc.(b)
3-month USD LIBOR + 0.365% 05/02/2022	0.491%	10,875,000	10,902,332
Tyson Foods, Inc.
09/28/2023	3.900%	2,000,000	2,142,038
Total			55,555,771
Health Care 1.2%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	1.161%	19,483,000	19,635,012
Cigna Corp.(b)
3-month USD LIBOR + 0.890% 07/15/2023	1.016%	19,447,000	19,685,407
CVS Health Corp.
12/01/2022	2.750%	7,300,000	7,493,806
Total			46,814,225
Healthcare Insurance 0.6%
Anthem, Inc.
12/01/2022	2.950%	19,712,000	20,362,180
UnitedHealth Group, Inc.
07/15/2022	3.350%	5,332,000	5,491,091
Total			25,853,271
Independent Energy 0.2%
Pioneer Natural Resources Co.
05/15/2023	0.550%	8,848,000	8,857,897
Integrated Energy 1.6%
BP Capital Markets PLC
11/06/2022	2.500%	11,893,000	12,234,676
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cenovus Energy, Inc.
08/15/2022	3.000%	9,872,000	10,063,326
09/15/2023	3.800%	6,425,000	6,769,335
Chevron USA, Inc.(b)
3-month USD LIBOR + 0.110% 08/12/2022	0.278%	19,320,000	19,335,217
Exxon Mobil Corp.(b)
3-month USD LIBOR + 0.330% 08/16/2022	0.486%	2,300,000	2,307,159
Shell International Finance BV(b)
3-month USD LIBOR + 0.400% 11/13/2023	0.560%	13,514,000	13,595,096
Total			64,304,809
Life Insurance 1.7%
Five Corners Funding Trust(a)
11/15/2023	4.419%	3,190,000	3,468,964
Metropolitan Life Global Funding I(a)
06/17/2022	2.400%	20,000,000	20,385,215
New York Life Global Funding(a),(b)
SOFR + 0.220% 02/02/2023	0.270%	20,000,000	20,036,255
Pricoa Global Funding I(a)
09/21/2022	2.450%	1,815,000	1,859,774
Principal Life Global Funding II(a)
01/08/2024	0.500%	20,000,000	20,013,538
Total			65,763,746
Media and Entertainment 1.1%
Discovery Communications LLC
03/20/2023	2.950%	18,225,000	18,913,347
Walt Disney Co. (The)(b)
3-month USD LIBOR + 0.390% 03/04/2022	0.524%	22,192,000	22,239,105
3-month USD LIBOR + 0.390% 09/01/2022	0.525%	969,000	972,373
Total			42,124,825
Midstream 2.3%
Enbridge, Inc.(b)
SOFR + 0.400% 02/17/2023	0.450%	19,588,000	19,627,370
Energy Transfer Partners LP
02/01/2023	3.600%	6,566,000	6,797,051
Enterprise Products Operating LLC
02/01/2022	3.500%	14,070,000	14,293,353
Kinder Morgan, Inc.
01/15/2023	3.150%	13,550,000	14,059,364

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
06/01/2022	3.650%	9,366,000	9,531,877
01/31/2023	2.850%	8,313,000	8,523,939
Southern Natural Gas Co. LLC(a)
04/28/2023	0.625%	10,971,000	10,973,233
Williams Companies, Inc. (The)
08/15/2022	3.350%	5,884,000	6,020,925
Total			89,827,112
Natural Gas 0.3%
Southern California Gas Co.(b)
3-month USD LIBOR + 0.350% 09/14/2023	0.469%	12,622,000	12,609,424
Pharmaceuticals 2.7%
AbbVie, Inc.(b)
3-month USD LIBOR + 0.650% 11/21/2022	0.799%	22,735,000	22,882,862
Amgen, Inc.
08/19/2023	2.250%	8,541,000	8,838,622
AstraZeneca PLC
05/26/2023	0.300%	38,919,000	38,909,001
Bristol-Myers Squibb Co.
11/13/2023	0.537%	15,000,000	15,010,228
Gilead Sciences, Inc.(b)
3-month USD LIBOR + 0.520% 09/29/2023	0.666%	16,000,000	16,008,330
Pfizer, Inc.
12/15/2021	2.200%	6,200,000	6,245,601
Roche Holdings, Inc.(a)
01/28/2022	1.750%	1,000,000	1,006,346
Total			108,900,990
Property & Casualty 1.0%
American International Group, Inc.
02/15/2024	4.125%	17,885,000	19,440,260
Chubb INA Holdings, Inc.
11/03/2022	2.875%	10,188,000	10,482,084
Loews Corp.
05/15/2023	2.625%	10,775,000	11,148,133
Total			41,070,477
Railroads 0.3%
Canadian National Railway Co.
11/15/2022	2.250%	6,175,000	6,294,143
Union Pacific Corp.
06/08/2023	3.500%	4,244,000	4,481,011
Total			10,775,154
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refining 0.4%
Phillips 66(b)
3-month USD LIBOR + 0.620% 02/15/2024	0.776%	14,500,000	14,507,519
Technology 3.4%
Apple, Inc.(b)
3-month USD LIBOR + 0.500% 02/09/2022	0.662%	11,459,000	11,487,821
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	17,695,000	18,867,153
Fidelity National Information Services, Inc.
03/01/2023	0.375%	12,000,000	12,001,110
International Business Machines Corp.
05/13/2022	2.850%	3,719,000	3,795,876
Microchip Technology, Inc.
06/01/2023	4.333%	11,338,000	12,053,729
Microchip Technology, Inc.(a)
02/15/2024	0.972%	5,500,000	5,509,815
NXP BV/Funding LLC(a)
09/01/2022	3.875%	15,753,000	16,303,903
Oracle Corp.
10/15/2022	2.500%	20,159,000	20,674,936
QUALCOMM, Inc.(b)
3-month USD LIBOR + 0.730% 01/30/2023	0.859%	18,450,000	18,627,791
RELX Capital, Inc.
03/16/2023	3.500%	16,519,000	17,300,065
Total			136,622,199
Transportation Services 0.6%
ERAC U.S.A. Finance LLC(a)
11/01/2023	2.700%	18,035,000	18,832,901
United Parcel Service, Inc.(b)
3-month USD LIBOR + 0.380% 05/16/2022	0.536%	5,000,000	5,012,142
Total			23,845,043
Wireless 0.9%
American Tower Corp.
01/31/2023	3.500%	17,720,000	18,543,798
Rogers Communications, Inc.(b)
3-month USD LIBOR + 0.600% 03/22/2022	0.735%	18,181,000	18,230,056
Total			36,773,854

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 1.4%
AT&T, Inc.
06/30/2022	3.000%	12,829,000	13,086,771
AT&T, Inc.(b)
SOFR + 0.640% 03/25/2024	0.690%	10,999,000	11,020,340
Verizon Communications, Inc.(b)
3-month USD LIBOR + 1.000% 03/16/2022	1.118%	17,854,000	17,960,119
SOFR + 0.500% 03/22/2024	0.050%	12,000,000	12,070,744
Total			54,137,974
Total Corporate Bonds & Notes (Cost $1,997,631,210)			2,000,732,250

Foreign Government Obligations(f) 1.0%

Canada 1.0%
Province of Ontario
06/29/2022	2.450%	21,000,000	21,432,440
Province of Quebec
01/31/2022	2.375%	18,601,000	18,805,530
Total			40,237,970
Total Foreign Government Obligations (Cost $40,160,273)			40,237,970

Residential Mortgage-Backed Securities - Agency 0.0%

Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.255% Cap 11.159% 02/01/2036	2.380%	46,015	48,787
Federal National Mortgage Association(b)
12-month USD LIBOR + 2.130% Floor 2.130%, Cap 10.130% 03/01/2034	2.505%	109,904	109,602
Total Residential Mortgage-Backed Securities - Agency (Cost $155,032)			158,389

Residential Mortgage-Backed Securities - Non-Agency 7.9%

Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.389%	369,023	369,071
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.189%	768,181	769,668
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-3A Class M1A
1-month USD LIBOR + 2.000% Floor 2.000% 10/25/2030	2.089%	9,800,000	9,853,551
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.939%	6,150,000	6,247,384
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.750% Floor 1.750% 03/25/2031	1.760%	16,000,000	16,090,888
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 03/15/2038	1.588%	5,338,003	5,338,284
BVRT Financing Trust(a),(b),(c)
CMO Series 2021-2F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 01/10/2032	1.588%	6,065,025	6,065,025
CMO Series 2021-CRT2 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 11/10/2032	1.850%	4,647,175	4,647,175
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2019-IMC1 Class A1
07/25/2049	2.720%	2,370,665	2,383,756
CMO Series 2019-IMC1 Class A2
07/25/2049	2.930%	821,482	826,988
CSMC Ltd.(a)
Subordinated CMO Series 2020-BPL2 Class A1
03/25/2026	3.453%	3,289,937	3,291,749
Deephaven Residential Mortgage Trust(a)
CMO Series 2020-2 Class A1
05/25/2065	1.692%	3,934,517	3,954,327
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA6 Class M1
30-day Average SOFR + 0.900% 12/25/2050	0.950%	4,290,949	4,292,969
Subordinated CMO Series 2020-DNA5 Class M1
30-day Average SOFR + 1.300% 10/25/2050	1.318%	738,962	739,163
Freddie Mac Structured Agency Credit Risk REMIC Trust(a),(b)
CMO Series 2021-DNA1 Class M1
30-day Average SOFR + 0.650% 01/25/2051	0.700%	3,063,514	3,063,514

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
July 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Re Ltd.(a),(b)
CMO Series 2021-1 Class M1A
1-month USD LIBOR + 1.050% 07/25/2033	1.139%	17,250,000	17,230,787
Home RE Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2030	2.744%	7,253,798	7,272,570
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 10/25/2053	0.989%	20,000,000	20,045,898
MFA Trust(a),(g)
CMO Series 2020-NQM3 Class A3
01/26/2065	1.632%	3,305,350	3,315,885
Mortgage Repurchase Agreement Financing Trust(a),(b)
CMO Series 2021-1 Class A1
1-month USD LIBOR + 0.500% 03/10/2022	0.611%	25,000,000	24,998,945
MRA Issuance Trust(a),(b),(c),(h)
CMO Series 2021-11 Class A1X
1-month USD LIBOR + 1.150% Floor 1.150% 01/25/2022	1.243%	15,000,000	15,000,000
CMO Series 2021-NA1 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 03/08/2022	1.700%	18,450,000	18,450,000
MRA Issuance Trust(a),(b)
CMO Series 2021-14 Class A1X
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2022	1.450%	36,500,000	36,500,000
CMO Series 2021-EBO4 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 02/16/2022	1.842%	35,500,000	35,496,752
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	5,758,697	5,825,153
Oaktown Re V Ltd.(a),(b)
Subordinated CMO Series 2020-2A Class M1A
1-month USD LIBOR + 2.400% Floor 2.400% 10/25/2030	2.489%	1,809,073	1,814,595
Pretium Mortgage Credit Partners I LLC(a),(g)
CMO Series 2020-NPL3 Class A1
06/27/2060	3.105%	9,336,616	9,429,937
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1A
1-month USD LIBOR + 1.200% Floor 1.200% 06/25/2029	1.289%	565,873	565,869
Station Place Securitization Trust(a),(b)
Subordinated CMO Series 2021-WL1 Class C
1-month USD LIBOR + 1.050% Floor 1.050% 01/26/2054	1.179%	4,500,000	4,499,686
Traingle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1A
1-month USD LIBOR + 1.700% Floor 1.700% 08/25/2033	1.789%	21,041,946	21,051,253
VCAT LLC(a),(g)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	2,843,390	2,853,659
Vericrest Opportunity Loan Transferee XCIII LLC(a),(g)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	13,429,546	13,418,487
Verus Securitization Trust(a),(g)
CMO Series 2020-1 Class A1
01/25/2060	2.417%	1,739,023	1,759,630
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	5,191,789	5,199,624
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $312,250,008)			312,662,242

Treasury Bills 1.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 1.5%
U.S. Treasury Bills
05/19/2022	0.060%	60,000,000	59,971,172
Total Treasury Bills (Cost $59,969,583)			59,971,172

U.S. Government & Agency Obligations 2.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.(b)
1-month USD LIBOR + 0.160% 10/04/2021	0.263%	16,355,000	16,359,358
1-month USD LIBOR + 0.030% 11/02/2021	0.126%	8,279,000	8,279,026
1-month USD LIBOR + 0.260% 11/23/2021	0.347%	2,250,000	2,251,836
1-month USD LIBOR + 0.020% 11/26/2021	0.109%	17,625,000	17,627,029

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
1-month USD LIBOR + 0.100% 12/23/2021	0.187%	3,000,000	3,001,281
SOFR + 0.190% 07/14/2022	0.240%	7,050,000	7,059,173
1-month USD LIBOR + 0.080% 09/06/2022	0.183%	22,130,000	22,157,700
1-month USD LIBOR + 0.400% 12/08/2023	0.502%	2,000,000	2,018,402
Federal Farm Credit Banks Funding Corp.
09/15/2022	0.080%	15,000,000	14,996,139
03/13/2023	0.750%	2,137,000	2,154,748
Total U.S. Government & Agency Obligations (Cost $95,886,182)			95,904,692
Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.053%(i),(j)	70,006,007	69,999,006
Total Money Market Funds (Cost $69,997,783)		69,999,006
Total Investments in Securities (Cost: $3,967,323,268)		3,969,563,971
Other Assets & Liabilities, Net		5,899,659
Net Assets		3,975,463,630

At July 31, 2021, securities and/or cash totaling $337,000 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(1,050)	09/2021	USD	(231,689,063)	—	(9,417)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $1,735,080,245, which represents 43.64% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2021.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2021.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of July 31, 2021.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2021, the total value of these securities amounted to $33,450,000, which represents 0.84% of total net assets.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2021.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.053%
	71,788,081	2,379,853,780	(2,381,628,186)	(14,669)	69,999,006	9,744	82,495	70,006,007
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
July 31, 2021
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	1,343,609,064	11,250,000	1,354,859,064
Commercial Mortgage-Backed Securities - Non-Agency	—	15,044,226	—	15,044,226
Commercial Paper	—	19,994,960	—	19,994,960
Corporate Bonds & Notes	—	2,000,732,250	—	2,000,732,250
Foreign Government Obligations	—	40,237,970	—	40,237,970
Residential Mortgage-Backed Securities - Agency	—	158,389	—	158,389
Residential Mortgage-Backed Securities - Non-Agency	—	268,500,042	44,162,200	312,662,242
Treasury Bills	59,971,172	—	—	59,971,172
U.S. Government & Agency Obligations	—	95,904,692	—	95,904,692
Money Market Funds	69,999,006	—	—	69,999,006
Total Investments in Securities	129,970,178	3,784,181,593	55,412,200	3,969,563,971
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Liability
Futures Contracts	(9,417)	—	—	(9,417)
Total	129,960,761	3,784,181,593	55,412,200	3,969,554,554
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 07/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 07/31/2021 ($)
Asset-Backed Securities — Non-Agency	—	—	—	347	11,249,653	—	—	—	11,250,000
Residential Mortgage-Backed Securities — Non-Agency	—	—	—	—	46,750,000	(2,587,800)	—	—	44,162,200
Total	—	—	—	347	57,999,653	(2,587,800)	—	—	55,412,200
(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2021 was $347, which is comprised of Asset-Backed Securities - Non-Agency of $347.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	21

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,897,325,485)	$3,899,564,965
Affiliated issuers (cost $69,997,783)	69,999,006
Cash	136,122
Margin deposits on:
Futures contracts	337,000
Receivable for:
Investments sold	25,702,899
Capital shares sold	11,960,930
Dividends	15,094
Interest	8,535,590
Foreign tax reclaims	15,376
Prepaid expenses	37,714
Trustees’ deferred compensation plan	187,522
Total assets	4,016,492,218
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	28,150,000
Capital shares purchased	11,116,389
Distributions to shareholders	1,394,828
Variation margin for futures contracts	57,422
Management services fees	22,784
Distribution and/or service fees	4,022
Transfer agent fees	41,200
Compensation of board members	13,845
Compensation of chief compliance officer	76
Other expenses	40,500
Trustees’ deferred compensation plan	187,522
Total liabilities	41,028,588
Net assets applicable to outstanding capital stock	$3,975,463,630
Represented by
Paid in capital	3,981,416,201
Total distributable earnings (loss)	(5,952,571)
Total - representing net assets applicable to outstanding capital stock	$3,975,463,630
Class A
Net assets	$978,846,371
Shares outstanding	108,263,735
Net asset value per share	$9.04
Advisor Class
Net assets	$19,968,699
Shares outstanding	2,206,876
Net asset value per share	$9.05
Institutional Class
Net assets	$406,157,279
Shares outstanding	44,881,020
Net asset value per share	$9.05
Institutional 3 Class
Net assets	$2,570,491,281
Shares outstanding	283,974,944
Net asset value per share	$9.05
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$82,495
Interest	31,779,268
Interfund lending	284
Total income	31,862,047
Expenses:
Management services fees	6,755,596
Distribution and/or service fees
Class A	1,181,491
Transfer agent fees
Class A	330,803
Advisor Class	5,712
Institutional Class	133,623
Institutional 3 Class	128,361
Compensation of board members	56,590
Custodian fees	27,667
Printing and postage fees	37,553
Registration fees	548,854
Audit fees	29,500
Legal fees	56,968
Compensation of chief compliance officer	924
Other	72,933
Total expenses	9,366,575
Net investment income	22,495,472
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,986,538
Investments — affiliated issuers	9,744
Futures contracts	(81,435)
Net realized gain	5,914,847
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(7,125,775)
Investments — affiliated issuers	(14,669)
Futures contracts	159,993
Net change in unrealized appreciation (depreciation)	(6,980,451)
Net realized and unrealized loss	(1,065,604)
Net increase in net assets resulting from operations	$21,429,868
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	23

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$22,495,472	$25,639,273
Net realized gain	5,914,847	626,917
Net change in unrealized appreciation (depreciation)	(6,980,451)	6,686,088
Net increase in net assets resulting from operations	21,429,868	32,952,278
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,935,165)	(5,261,459)
Advisor Class	(95,070)	(34,009)
Institutional Class	(2,527,296)	(2,580,583)
Institutional 3 Class	(17,427,490)	(18,104,054)
Total distributions to shareholders	(24,985,021)	(25,980,105)
Increase in net assets from capital stock activity	1,740,629,181	1,271,306,468
Total increase in net assets	1,737,074,028	1,278,278,641
Net assets at beginning of year	2,238,389,602	960,110,961
Net assets at end of year	$3,975,463,630	$2,238,389,602

	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	121,956,238	1,103,440,357	69,644,419	628,213,829
Distributions reinvested	543,784	4,919,688	584,021	5,261,144
Redemptions	(63,535,032)	(574,792,443)	(34,065,302)	(306,220,954)
Net increase	58,964,990	533,567,602	36,163,138	327,254,019
Advisor Class
Subscriptions	5,647,873	51,136,063	1,989,107	17,897,308
Distributions reinvested	10,488	94,970	3,773	33,760
Redemptions	(3,730,005)	(33,765,846)	(1,715,695)	(15,260,764)
Net increase	1,928,356	17,465,187	277,185	2,670,304
Institutional Class
Subscriptions	53,485,336	484,322,411	30,933,196	278,998,091
Distributions reinvested	277,639	2,514,378	286,121	2,580,337
Redemptions	(33,349,666)	(301,983,894)	(13,506,162)	(121,761,960)
Net increase	20,413,309	184,852,895	17,713,155	159,816,468
Institutional 3 Class
Subscriptions	279,779,317	2,534,105,345	128,941,311	1,162,671,473
Distributions reinvested	337,244	3,054,320	727,007	6,561,077
Redemptions	(169,206,209)	(1,532,416,168)	(42,944,401)	(387,666,873)
Net increase	110,910,352	1,004,743,497	86,723,917	781,565,677
Total net increase	192,217,007	1,740,629,181	140,877,395	1,271,306,468
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Ultra Short Term Bond Fund | Annual Report 2021

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Columbia Ultra Short Term Bond Fund | Annual Report 2021	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$9.05	0.05	0.00(c)	0.05	(0.06)	(0.06)
Year Ended 7/31/2020	$9.03	0.16	0.03	0.19	(0.17)	(0.17)
Year Ended 7/31/2019(d)	$9.01	0.09	0.02	0.11	(0.09)	(0.09)
Advisor Class
Year Ended 7/31/2021	$9.06	0.06	0.00(c)	0.06	(0.07)	(0.07)
Year Ended 7/31/2020	$9.04	0.16	0.05	0.21	(0.19)	(0.19)
Year Ended 7/31/2019(f)	$8.99	0.14	0.05	0.19	(0.14)	(0.14)
Institutional Class
Year Ended 7/31/2021	$9.06	0.06	0.00(c)	0.06	(0.07)	(0.07)
Year Ended 7/31/2020	$9.04	0.17	0.04	0.21	(0.19)	(0.19)
Year Ended 7/31/2019(g)	$8.99	0.15	0.04	0.19	(0.14)	(0.14)
Institutional 3 Class
Year Ended 7/31/2021	$9.06	0.07	0.00(c)	0.07	(0.08)	(0.08)
Year Ended 7/31/2020	$9.04	0.18	0.03	0.21	(0.19)	(0.19)
Year Ended 7/31/2019	$9.00	0.22	0.04	0.26	(0.22)	(0.22)
Year Ended 7/31/2018	$9.02	0.14	(0.01)	0.13	(0.15)	(0.15)
Year Ended 7/31/2017	$9.01	0.10	0.01	0.11	(0.10)	(0.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Class A shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Advisor Class shares commenced operations on December 3, 2018. Per share data and total return reflect activity from that date.
(g)	Institutional Class shares commenced operations on December 3, 2018. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$9.04	0.56%	0.43%	0.43%	0.55%	87%	$978,846
Year Ended 7/31/2020	$9.05	2.17%	0.43%	0.43%	1.79%	100%	$446,211
Year Ended 7/31/2019(d)	$9.03	1.27%	0.42%(e)	0.42%(e)	2.43%(e)	95%	$118,625
Advisor Class
Year Ended 7/31/2021	$9.05	0.71%	0.28%	0.28%	0.63%	87%	$19,969
Year Ended 7/31/2020	$9.06	2.32%	0.27%	0.27%	1.81%	100%	$2,522
Year Ended 7/31/2019(f)	$9.04	2.16%	0.27%(e)	0.27%(e)	2.52%(e)	95%	$12
Institutional Class
Year Ended 7/31/2021	$9.05	0.71%	0.28%	0.28%	0.71%	87%	$406,157
Year Ended 7/31/2020	$9.06	2.32%	0.28%	0.28%	1.94%	100%	$221,636
Year Ended 7/31/2019(g)	$9.04	2.18%	0.30%(e)	0.30%(e)	2.63%(e)	95%	$61,044
Institutional 3 Class
Year Ended 7/31/2021	$9.05	0.75%	0.24%	0.24%	0.75%	87%	$2,570,491
Year Ended 7/31/2020	$9.06	2.35%	0.25%	0.25%	2.00%	100%	$1,568,020
Year Ended 7/31/2019	$9.04	2.91%	0.25%	0.25%	2.40%	95%	$780,430
Year Ended 7/31/2018	$9.00	1.40%	0.26%	0.25%	1.56%	66%	$1,128,076
Year Ended 7/31/2017	$9.02	1.19%	0.26%	0.25%	1.08%	111%	$1,735,029
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	27

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Columbia Ultra Short Term Bond Fund must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell the Fund’s shares.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
28	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Ultra Short Term Bond Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
30	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2021:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	9,417*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(81,435)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	159,993
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	245,637,207

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
32	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.21% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.04
Advisor Class	0.04
Institutional Class	0.04
Institutional 3 Class	0.01
Columbia Ultra Short Term Bond Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
July 31, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.15% of the average daily net assets attributable to Class A shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	—	0.50 - 1.00(a)	2,080

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees for Class A, Advisor Class and Institutional Class and permanently for as long as the Investment Manager manages the Fund for Institutional 3 Class, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2021
Class A	0.50%
Advisor Class	0.35
Institutional Class	0.35
Institutional 3 Class	0.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
34	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
At July 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,658,759	(1,658,759)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
24,985,021	—	24,985,021	25,980,105	—	25,980,105
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,285,223	—	(6,627,039)	984,143
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,968,570,411	5,002,108	(4,017,965)	984,143
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(6,627,039)	(6,627,039)	5,237,503
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
July 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,367,984,537 and $2,681,415,288, respectively, for the year ended July 31, 2021, of which $115,759,498 and $129,403,877, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,783,333	0.63	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
36	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The Fund had no borrowings during the year ended July 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia Ultra Short Term Bond Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
July 31, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At July 31, 2021, one unaffiliated shareholder of record owned 54.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 37.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
38	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Ultra Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Ultra Short Term Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Ultra Short Term Bond Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Section 163(j) Interest Dividends
98.50%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Ultra Short Term Bond Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
42	Columbia Ultra Short Term Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Ultra Short Term Bond Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
44	Columbia Ultra Short Term Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
46	Columbia Ultra Short Term Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	47

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Ultra Short Term Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
48	Columbia Ultra Short Term Bond Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Ultra Short Term Bond Fund | Annual Report 2021	49

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered that the Management Agreement provides for a fee that is already at a relatively low level that does not include pre-established breakpoints, and requires Columbia Threadneedle to provide investment advice, as well as administrative, accounting and other services to the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
50	Columbia Ultra Short Term Bond Fund | Annual Report 2021

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Columbia Ultra Short Term Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN103_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia U.S. Social Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia U.S. Social Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Social Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation, through investments that seek to support and fund socially beneficial activities and developments, primarily in the U.S.
Portfolio management
Kimberly Campbell
Lead Portfolio Manager
Managed Fund since 2018
Tom Murphy, CFA
Portfolio Manager
Managed Fund since 2015
Malcolm (Mac) Ryerse
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	03/26/15	3.03	3.17	3.46
	Including sales charges		-0.04	2.55	2.97
Advisor Class		03/26/15	3.29	3.43	3.72
Class C	Excluding sales charges	03/26/15	2.36	2.40	2.70
	Including sales charges		1.36	2.40	2.70
Institutional Class		03/26/15	3.29	3.43	3.72
Institutional 2 Class		03/26/15	3.31	3.46	3.73
Institutional 3 Class*		03/01/17	3.46	3.45	3.68
Bloomberg Barclays Municipal Bond Index			3.29	3.41	3.74
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the applicable contingent deferred sales charge of 1.00% in the first year. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Since the Fund launched more than one share class at its inception, Class A shares were used. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia U.S. Social Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 26, 2015 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Social Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2021)
Corporate Bonds & Notes	9.9
Floating Rate Notes	0.6
Money Market Funds	2.4
Municipal Bonds	87.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2021)
AAA rating	7.2
AA rating	39.6
A rating	27.5
BBB rating	19.1
BB rating	3.0
B rating	0.2
Not rated	3.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia U.S. Social Bond Fund | Annual Report 2021

Fund at a Glance   (continued)
Top Ten States/Territories (%) (at July 31, 2021)
Texas	7.2
New York	6.7
California	6.4
Pennsylvania	5.5
Illinois	4.9
Florida	4.4
Louisiana	4.0
Washington	4.0
Colorado	3.4
Indiana	3.0
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Columbia U.S. Social Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 3.03% excluding sales charges. Institutional Class shares of the Fund returned 3.29%. The Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, returned 3.29% for the same time period.
Market overview
As the period began in August 2020, optimism from strong second calendar quarter gains in the municipal bond market shifted to caution as investors paused to reassess the overhang of COVID-19-driven weakness and then-upcoming U.S. election uncertainty. Despite relative stability in September, record issuance and upward rate pressure pushed municipal bond total returns into negative territory for October. Heading into year-end 2020, positive news regarding COVID-19 vaccine approvals sparked a renewed enthusiasm for risk assets, including municipal bonds. Further, after having flooded the market with pre-election supply, municipal bond investors were left with limited new issuance to meet demand in November and December, a dynamic that helped end the calendar year on a positive note.
Despite the gradual upward march of U.S. Treasury yields, municipal bond performance remained positive as 2021 began. By mid-February, however, municipal bonds succumbed to the upward pull of U.S. Treasury yields, and municipal bond yields moved higher across much of the maturity spectrum, with only the shortest maturities avoiding substantial yield spikes. Municipal bond investors took the opportunity to put cash to work at higher yield levels. By the end of March 2021, yields had retraced somewhat lower, reviving municipal bond outperformance versus U.S. Treasuries, though the benchmark recorded a modestly negative return for the first calendar quarter overall. In the second quarter of 2021, municipal bond performance was one of the few bright spots in the U.S. fixed-income market, supported by record mutual fund inflows, improving credit fundamentals, better-than-forecasted tax revenue collections and substantial fiscal stimulus via the American Rescue Plan, which included direct assistance of $350 billion for state and local governments and additional funding for education, transportation and public health. In July 2021, municipal bonds followed a rally in U.S. Treasuries, posting positive total returns in reaction to another possible COVID-19-induced economic slowdown and supported in part by anticipation of a substantial bipartisan infrastructure agreement in Congress. Calendar year-to-date tax-exempt municipal issuance of $194 billion through July was the highest since 2017, though new issues continued to be met with strong demand as mutual fund inflows remained strong.
The Fund’s notable contributors during the period
•	Having an overweight to the hospital sector, which outperformed the benchmark during the period, and an underweight to the weaker performing state general obligation sector contributed positively to the Fund’s relative results.
•	Issue selection in several sectors, including the hospital, local general obligation, education, water and sewer and resource recovery sectors, also boosted relative results.
•	From a credit quality perspective, the Fund’s overweights to A-rated and BBB-rated bonds, its underweight to AAA-rated bonds and its exposure to below-investment-grade municipal bonds were additive, as lower quality segments of the municipal bond market outperformed higher quality segments during the period.
•	Overall, yield curve positioning helped. The Fund was overweight in bonds with maturities of 10 to 20 years and underweight in bonds with maturities of one to 10 years, and longer term municipal bonds outpaced shorter term municipal issues during the period. This offset the detracting effect of being underweight issues with maturities of 20 years and longer.
The Fund’s notable detractors during the period
•	Having an overweight to the housing sector detracted from the Fund’s relative results. The Fund tends to have notable exposure to the housing sector due to the high impact affordable housing can offer many communities, but the sector’s more defensive structure led to relatively weak returns during the period.
•	Having an overweight to the local general obligation sector also detracted from the Fund’s relative results. The Fund’s local general obligation bond exposure tends to be with issuers of high impact proceed bonds for K-12th grade schools in needy communities. However, local general obligation holdings in the Fund are generally of higher quality, which did not perform as well as lower quality segments of the municipal bond market during the period.
6	Columbia U.S. Social Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	The Fund’s underweights in the leasing and transportation sectors, which each outperformed the benchmark during the period, detracted from Fund results.
•	To a lesser degree, having no exposure to the tobacco, prepaid gas and industrial development revenue/pollution control revenue (IDR/PCR) sectors and issue selection in the housing sector dampened results as well.
•	An exposure to corporate bonds, which are not a component of the benchmark, further detracted from the Fund’s relative results. Short-term corporate bonds underperformed the benchmark during the period, and the Fund’s corporate bond position was focused on issues maturing in two to 10 years.
•	From a credit quality perspective, security selection among BBB-rated bonds detracted, as many of the strongly performing issuers within the BBB-rated category of the benchmark during the period were in sectors with low or no metrics on the social impact scale. Security selection among A-rated, AA-rated and AAA-rated municipal bonds also detracted.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may under perform other funds that do not consider the social impact. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia U.S. Social Bond Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.30	1,021.44	3.52	3.53	0.70
Advisor Class	1,000.00	1,000.00	1,015.50	1,022.69	2.26	2.27	0.45
Class C	1,000.00	1,000.00	1,010.50	1,017.70	7.27	7.29	1.45
Institutional Class	1,000.00	1,000.00	1,015.50	1,022.69	2.26	2.27	0.45
Institutional 2 Class	1,000.00	1,000.00	1,015.60	1,022.84	2.11	2.12	0.42
Institutional 3 Class	1,000.00	1,000.00	1,015.90	1,023.09	1.86	1.87	0.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia U.S. Social Bond Fund | Annual Report 2021

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 9.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 9.9%
AbbVie, Inc.
05/14/2025	3.600%	500,000	546,258
American Tower Corp.
08/15/2029	3.800%	400,000	450,870
Apple, Inc.
Green Bond
02/23/2023	2.850%	250,000	259,070
AT&T, Inc.
06/30/2022	3.000%	250,000	255,023
02/01/2028	1.650%	250,000	250,532
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	237,000	263,090
Broadcom, Inc.(a)
04/15/2034	3.469%	263,000	281,543
Capital One Financial Corp.
01/30/2023	3.200%	500,000	520,415
Cardinal Health, Inc.
06/15/2022	2.616%	274,000	278,910
Carrier Global Corp.
02/15/2027	2.493%	300,000	317,002
Cigna Corp.
10/15/2027	3.050%	250,000	272,713
10/15/2028	4.375%	250,000	294,092
ConAgra Foods, Inc.
01/25/2023	3.200%	232,000	239,867
Crown Castle International Corp.
02/15/2028	3.800%	300,000	337,435
CVS Health Corp.
03/09/2023	3.700%	35,000	36,761
Five Corners Funding Trust(a)
11/15/2023	4.419%	500,000	543,725
Kellogg Co.
12/01/2023	2.650%	300,000	314,633
Local Initiatives Support Corp.
03/01/2037	4.649%	400,000	480,562
NextEra Energy Capital Holdings, Inc.
06/01/2030	2.250%	500,000	513,519
St. Joseph’s Hospital & Medical Center
07/01/2027	4.584%	300,000	339,458
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
09/21/2028	4.329%	250,000	293,445
Total			7,088,923
Total Corporate Bonds & Notes (Cost $6,760,100)			7,088,923

Floating Rate Notes 0.6%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Indiana 0.2%
Indiana Finance Authority(b),(c)
Revenue Bonds
Parkview Health System
Series 2018D (Wells Fargo Bank)
11/01/2039	0.030%	150,000	150,000
New York 0.4%
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	0.030%	300,000	300,000
Total Floating Rate Notes (Cost $450,000)			450,000

Municipal Bonds 87.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 2.0%
Alabama Public School and College Authority
Refunding Revenue Bonds
Social Bonds
Series 2020A
11/01/2036	4.000%	500,000	619,927
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2027	5.000%	250,000	290,403
Butler County Board of Education
Refunding Revenue Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	287,104
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tuscaloosa City Board of Education
Revenue Bonds
Series 2016
08/01/2030	5.000%	200,000	241,362
Total			1,438,796
Arizona 1.3%
Glendale Union High School District No. 205
Unlimited General Obligation Bonds
Series 2021A (AGM)
07/01/2034	4.000%	200,000	250,389
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2036	5.000%	100,000	113,987
02/15/2046	5.000%	210,000	236,699
Pinal County Union High School District No. 82 Casa Grande
Unlimited General Obligation Refunding Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	294,788
Total			895,863
California 6.2%
California Health Facilities Financing Authority
Taxable Senior Revenue Bonds
No Place Like Home Program
Series 2019
06/01/2033	2.984%	600,000	650,816
California Housing Finance Agency
Revenue Bonds
Series 2021-1A
11/20/2035	3.500%	298,582	355,681
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2037	5.000%	300,000	363,951
Harbor Regional Center Project
Series 2015
11/01/2024	5.000%	250,000	288,056
California School Finance Authority(a)
Prerefunded 08/01/25 Revenue Bonds
Aspire Public School
Series 2016
08/01/2036	5.000%	50,000	59,302
Refunding Revenue Bonds
Aspire Public School
Series 2016
08/01/2036	5.000%	450,000	518,496
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Green Dot Public School Project
Series 2015A
08/01/2025	4.000%	250,000	277,811
California Statewide Communities Development Authority
Refunding Revenue Bonds
Adventist Health System West
Series 2015
03/01/2025	5.000%	250,000	292,007
Lammersville Joint Unified School District
Refunding Special Tax Bonds
Community Facilities District #2002
Series 2017
09/01/2033	5.000%	400,000	478,743
Placer County Public Financing Authority
Refunding Taxable Revenue Bonds
mPOWER Program
Series 2018 (BAM)
10/01/2038	4.875%	195,000	223,588
San Francisco City & County Redevelopment Agency
Refunding Tax Allocation Bonds
Mission Bay Housing Project
Subordinated Series 2017 (AGM)
08/01/2025	3.250%	300,000	322,310
Southern California Public Power Authority
Refunding Revenue Bonds
Milford Wind Corridor Phase II Project Green Bonds
Series 2021
07/01/2027	5.000%	100,000	126,397
State of California
Unlimited General Obligation Refunding Bonds
Series 2020
11/01/2037	4.000%	400,000	495,640
Total			4,452,798
Colorado 3.3%
Colorado Health Facilities Authority
Refunding Revenue Bonds
Parkview Medical Center
Series 2015B
09/01/2026	5.000%	250,000	292,854
Denver City & County School District No. 1
Unlimited General Obligation Bonds
Series 2021
12/01/2040	4.000%	600,000	739,518
Regional Transportation District
Refunding Revenue Bonds
Denver Transit Partners
Series 2020
07/15/2035	4.000%	250,000	305,654

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Social Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Regional Transportation District Sales Tax
Refunding Revenue Bonds
FasTracks Project Green Bonds
Series 2021
11/01/2039	4.000%	400,000	494,645
State of Colorado
Certificate of Participation
Series 2020A
12/15/2034	4.000%	125,000	155,345
Series 2021A
12/15/2040	4.000%	300,000	371,117
Total			2,359,133
Connecticut 1.3%
State of Connecticut
Revenue Bonds
Series 2021A
05/01/2032	5.000%	400,000	543,702
State of Connecticut(d)
Unlimited General Obligation Bonds
Forward Delivery Social Bonds
Series 2021
07/15/2027	5.000%	300,000	378,611
Total			922,313
District of Columbia 1.3%
District of Columbia
Refunding Revenue Bonds
Friendship Public Charter School
Series 2016
06/01/2041	5.000%	250,000	286,300
Washington Metropolitan Area Transit Authority
Revenue Bonds
Series 2020A
07/15/2045	5.000%	500,000	648,134
Total			934,434
Florida 4.3%
Alachua County Health Facilities Authority
Refunding Revenue Bonds
Shands Teaching Hospital & Clinics
Series 2019
12/01/2037	5.000%	400,000	515,986
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	250,000	284,653
County of Miami-Dade Water & Sewer System
Refunding Revenue Bonds
Series 2019C
10/01/2049	4.000%	500,000	588,339
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Subordinated Series 2021
10/01/2038	4.000%	250,000	310,481
Florida Development Finance Corp.(a)
Revenue Bonds
Renaissance Charter School Inc. Projects
Series 2015
06/15/2025	5.000%	100,000	107,867
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2037	5.000%	500,000	609,491
Palm Beach County School District
Certificate of Participation
Series 2020A
08/01/2034	5.000%	250,000	330,819
School District of Broward County
Refunding Certificate of Participation
Series 2016A
07/01/2032	5.000%	250,000	299,827
Total			3,047,463
Georgia 1.1%
Cedartown Polk County Hospital Authority
Prerefunded 07/01/26 Revenue Bonds
RAC Series 2016
07/01/2039	5.000%	250,000	303,966
Forsyth County School District
Unlimited General Obligation Bonds
Series 2020
02/01/2030	5.000%	350,000	471,907
Total			775,873
Idaho 1.1%
Idaho Health Facilities Authority
Refunding Revenue Bonds
Madison Memorial Hospital
Series 2016
09/01/2028	5.000%	250,000	295,411
Idaho Housing & Finance Association
Refunding Revenue Bonds
Series 2021A
07/15/2034	5.000%	250,000	336,453
Revenue Bonds
Series 2015A-1
07/01/2025	3.200%	160,000	169,975
Total			801,839

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 4.8%
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	335,000	408,654
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2032	5.000%	300,000	348,439
City of Chicago Wastewater Transmission
Revenue Bonds
2nd Lien
Series 2017A
01/01/2031	5.000%	300,000	365,595
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2001 (AMBAC)
11/01/2030	5.750%	585,000	717,934
Cook County Community College District No. 508
Unlimited General Obligation Bonds
Chicago City Colleges
Series 2017 (BAM)
12/01/2047	5.000%	100,000	117,945
Cook County Community High School District No. 212 Leyden
Revenue Bonds
Series 2016C (BAM)
12/01/2034	5.000%	250,000	287,873
Illinois Finance Authority(d)
Refunding Revenue Bonds
LEARN Charter School Project Social Bonds
Series 2021
11/01/2041	4.000%	300,000	356,724
Illinois Finance Authority
Refunding Revenue Bonds
Southern Illinois Healthcare, Inc.
Series 2017
03/01/2034	5.000%	150,000	180,032
Metropolitan Water Reclamation District of Greater Chicago
Unlimited General Obligation Bonds
Green Bonds
Series 2016E
12/01/2035	5.000%	500,000	612,436
Total			3,395,632
Indiana 2.8%
Ball State University
Revenue Bonds
Housing and Dining
Series 2018
07/01/2038	5.000%	500,000	624,410
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Finance Authority
Refunding Revenue Bonds
First Lien - CWA Authority Project
Series 2021
10/01/2035	4.000%	250,000	313,910
Revenue Bonds
Green Bonds - CWA Authority Project
Series 2019
10/01/2044	5.000%	350,000	448,489
Taxable Revenue Bonds
Series 2016A
07/01/2027	2.816%	250,000	272,952
Northern Indiana Commuter Transportation District
Revenue Bonds
Series 2016
07/01/2032	5.000%	250,000	302,369
Total			1,962,130
Kentucky 0.6%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2026	5.000%	350,000	411,498
Louisiana 3.9%
City of New Orleans Sewerage Service
Revenue Bonds
Series 2020B (AGM)
06/01/2035	4.000%	150,000	179,857
City of Shreveport Water & Sewer
Revenue Bonds
Junior Lien
Series 2017B (AGM)
12/01/2041	5.000%	400,000	493,109
Louisiana Local Government Environmental Facilities & Community Development Authority
Refunding Revenue Bonds
Act 391 Project
Series 2017 (BAM)
10/01/2028	5.000%	300,000	385,072
Ragin’ Cajun Facilities, Inc. - Student Housing
Series 2017 (AGM)
10/01/2039	5.000%	300,000	371,030
Revenue Bonds
Ragin’ Cajun Facilities, Inc. - Student Housing
Series 2018
10/01/2043	5.000%	200,000	243,137

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Social Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2017
05/15/2034	5.000%	400,000	485,943
Revenue Bonds
LA Children’s Medical Center Project
Series 2018
06/01/2039	5.000%	500,000	615,548
Total			2,773,696
Maine 0.8%
Maine State Housing Authority
Revenue Bonds
Series 2016A
11/15/2035	3.300%	250,000	265,178
Series 2018B
11/15/2038	3.750%	250,000	271,313
Total			536,491
Maryland 2.9%
City of Baltimore
Refunding Revenue Bonds
East Baltimore Research Park
Series 2017
09/01/2038	5.000%	300,000	339,870
Enterprise Community Loan Fund, Inc.
Series 2018
11/01/2028	4.152%	500,000	526,183
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	300,000	354,553
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2023	5.000%	250,000	272,669
Revenue Bonds
MedStar Health
Series 1998A (AGM)
08/15/2038	5.250%	425,000	590,664
Total			2,083,939
Massachusetts 2.3%
Martha’s Vineyard Land Bank
Refunding Revenue Bonds
Green Bonds
Series 2017 (BAM)
05/01/2036	5.000%	300,000	365,980
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Development Finance Agency
Revenue Bonds
Green Bonds - Boston Medical Center
Series 2015
07/01/2044	5.000%	250,000	285,394
Series 2017
07/01/2028	5.000%	200,000	246,798
Massachusetts Housing Finance Agency
Refunding Revenue Bonds
Series 2016-181
12/01/2036	3.600%	150,000	156,831
Revenue Bonds
Special Obligations
Series 2017D
12/01/2042	3.750%	500,000	549,061
Total			1,604,064
Michigan 2.7%
City of Detroit
Unlimited General Obligation Bonds
Social Bonds
Series 2021A
04/01/2035	5.000%	150,000	188,568
Karegnondi Water Authority
Refunding Revenue Bonds
Series 2018
11/01/2045	5.000%	400,000	488,024
Michigan Finance Authority
Revenue Bonds
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2032	5.000%	250,000	292,449
Series 2015 (BAM)
07/01/2033	5.000%	250,000	292,661
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
10/01/2033	3.550%	500,000	553,802
12/01/2033	3.600%	70,000	77,105
Total			1,892,609
Minnesota 0.7%
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2024	4.000%	250,000	259,278

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Cloud Housing & Redevelopment Authority(e)
Taxable Revenue Bonds
Sanctuary St. Cloud Project
Series 2016
08/01/2036	0.000%	240,000	221,010
Total			480,288
Mississippi 1.7%
Biloxi Public School District
Revenue Bonds
Trust Certificates
Series 2016 (BAM)
04/01/2029	5.000%	250,000	297,842
Mississippi Development Bank
Revenue Bonds
Mississippi Gulf Coast Community College District
Series 2016F
12/01/2032	4.000%	300,000	346,305
West Rankin Utility Authority
Revenue Bonds
Series 2018 (AGM)
01/01/2036	5.000%	500,000	574,077
Total			1,218,224
Missouri 0.7%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2031	5.000%	400,000	477,091
Missouri Housing Development Commission
Revenue Bonds
First Place Homeownership Loan Program
Series 2015
11/01/2027	3.250%	45,000	46,660
Total			523,751
Nevada 1.4%
City of Reno
Revenue Bonds
Reno Transportation 2nd Lien
Series 2018 (AGM)
06/01/2038	5.000%	250,000	303,481
Clark County School District
Limited General Obligation Bonds
Series 2020B (BAM)
06/15/2031	5.000%	335,000	444,956
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Nevada Department of Business & Industry(a)
Revenue Bonds
Somerset Academy
Series 2018A
12/15/2038	5.000%	250,000	280,204
Total			1,028,641
New Hampshire 1.3%
New Hampshire Business Finance Authority(a),(f)
Refunding Revenue Bonds
Green Bonds
Series 2020B (Mandatory Put 07/02/40)
07/01/2045	3.750%	145,000	155,915
New Hampshire Business Finance Authority
Revenue Bonds
Municipal Certificates
Series 2020A-1
01/20/2034	4.125%	195,959	238,302
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Dartmouth-Hitchcock Obligation
Series 2018
08/01/2036	5.000%	400,000	498,230
Total			892,447
New Jersey 1.6%
New Jersey Economic Development Authority
Revenue Bonds
Transportation Project
Series 2020
11/01/2040	5.000%	500,000	629,595
New Jersey Housing & Mortgage Finance Agency(f)
Refunding Revenue Bonds
Series 2017D
11/01/2032	3.900%	300,000	328,770
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Series 2020A (HUD)
11/01/2035	2.100%	200,000	203,524
Total			1,161,889
New York 6.1%
Build NYC Resource Corp.
Revenue Bonds
Academic Leadership Charter School Project
Series 2021
06/15/2031	4.000%	100,000	116,297
Series 2015
07/01/2028	5.000%	250,000	290,001

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Social Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing Development Corp.
Refunding Revenue Bonds
Sustainable Neighborhood
Series 2015S
05/01/2026	3.400%	500,000	535,640
Revenue Bonds
Sustainable Neighborhood
Series 2016
11/01/2031	3.600%	300,000	330,997
Metropolitan Transportation Authority
Revenue Bonds
Green Bonds
Series 2016A-1
11/15/2033	5.000%	250,000	294,663
Series 2020C-1
11/15/2050	5.000%	150,000	187,634
Series 2020A-1 (AGM)
11/15/2041	4.000%	500,000	596,687
New York City Housing Development Corp.
Revenue Bonds
Sustainability Bonds
Series 2020I-1
11/01/2035	2.100%	400,000	406,455
New York City Water & Sewer System
Refunding Revenue Bonds
Series 2017EE
06/15/2037	5.000%	300,000	371,046
New York State Housing Finance Agency
Revenue Bonds
Green Bonds - Affordable Housing
Series 2017 (GNMA)
11/01/2042	4.000%	300,000	326,081
Niagara Falls Public Water Authority
Refunding Revenue Bonds
Series 2016A
07/15/2027	5.000%	300,000	364,901
Onondaga Civic Development Corp.
Refunding Revenue Bonds
Community College Housing Bonds
Series 2015
10/01/2023	5.000%	250,000	267,482
State of New York Mortgage Agency(f)
Refunding Revenue Bonds
Series 2016-196
10/01/2035	3.650%	250,000	265,076
Total			4,352,960
North Carolina 2.1%
City of Charlotte Water & Sewer System
Refunding Revenue Bonds
Series 2020
07/01/2034	5.000%	200,000	267,749
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Scotland
Refunding Revenue Bonds
School Facilities
Series 2017
12/01/2030	5.000%	250,000	308,213
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
The Arc of North Carolina
Series 2017
10/01/2028	5.000%	300,000	371,524
North Carolina Housing Finance Agency
Revenue Bonds
Series 44
07/01/2040	2.850%	500,000	532,095
Total			1,479,581
North Dakota 0.0%
North Dakota Housing Finance Agency
Revenue Bonds
Housing Finance Program-Home Mortgage Finance
Series 2017
07/01/2034	3.700%	25,000	26,912
Ohio 2.2%
Akron Bath Copley Joint Township Hospital District
Refunding Revenue Bonds
Summa Health Obligated Group-Hospital
Series 2020
11/15/2036	4.000%	250,000	302,404
Columbus City School District
Unlimited General Obligation Refunding Bonds
School Facilities Construction & Improvement
Series 2016
12/01/2032	5.000%	250,000	301,616
Miami Valley Career Technology Center
Unlimited General Obligation Bonds
Series 2018
12/01/2044	5.000%	400,000	495,295
State of Ohio
Refunding Revenue Bonds
University Hospital Health System, Inc.
Series 2020
01/15/2050	4.000%	400,000	465,388
Total			1,564,703
Oregon 0.7%
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2050	5.000%	400,000	514,079

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania 5.4%
City of Philadelphia Water & Wastewater
Refunding Revenue Bonds
Series 2016
10/01/2028	5.000%	300,000	389,173
Mifflinburg Area School District
Limited General Obligation Refunding Bonds
Series 2020A
06/15/2039	4.000%	200,000	237,028
06/15/2040	4.000%	250,000	294,388
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Philadelphia Biosolids Facility Project
Series 2020
01/01/2032	4.000%	300,000	360,569
Pennsylvania Higher Education Assistance Agency(f)
Revenue Bonds
Series 2021A
06/01/2027	5.000%	250,000	304,761
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Mass Transit Projects
Subordinated Series 2016A-1
12/01/2041	5.000%	200,000	235,171
Revenue Bonds
Series 2019A
12/01/2044	5.000%	500,000	642,053
Redevelopment Authority of the City of Philadelphia
Refunding Revenue Bonds
Series 2015A
04/15/2028	5.000%	250,000	291,093
Reinvestment Fund, Inc. (The)
Series 2018
02/15/2028	3.930%	500,000	517,036
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2036	5.000%	100,000	125,363
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	250,000	276,829
Series 2017E (BAM)
12/01/2035	5.000%	150,000	183,491
Total			3,856,955
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico 1.2%
Puerto Rico Housing Finance Authority(g)
Refunding Revenue Bonds
Public Housing Project
Series 2020
12/01/2026	5.000%	700,000	855,357
Rhode Island 2.1%
Rhode Island Health & Educational Building Corp.
Refunding Revenue Bonds
Woonsocket Schools
Series 2017A (AGM)
05/15/2028	5.000%	300,000	373,400
Rhode Island Housing & Mortgage Finance Corp.(f)
Refunding Revenue Bonds
Homeownership Opportunity
Series 2015
10/01/2025	3.550%	250,000	265,901
Rhode Island Housing & Mortgage Finance Corp.
Revenue Bonds
Multi-Family Development and Sustainability
Series 2019
10/01/2034	2.750%	500,000	537,873
Rhode Island Student Loan Authority(f)
Revenue Bonds
Student Loan Program
Series 2019A
12/01/2027	5.000%	250,000	309,692
Total			1,486,866
Tennessee 1.2%
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	500,000	620,676
New Memphis Arena Public Building Authority(h)
Revenue Bonds
City of Memphis Project
Series 2021
04/01/2032	0.000%	300,000	254,084
Total			874,760
Texas 7.0%
Alamo Community College District
Limited General Obligation Bonds
Series 2021
08/15/2039	4.000%	400,000	488,548

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Social Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arlington Higher Education Finance Corp.
Revenue Bonds
Harmony Public Schools
Series 2016A
02/15/2031	5.000%	250,000	295,213
Bexar County Hospital District
Limited General Obligation Bonds
Series 2018
02/15/2043	4.000%	300,000	344,481
Carrollton-Farmers Branch Independent School District
Unlimited General Obligation Bonds
Dallas and Denton Counties
Series 2021
02/15/2030	5.000%	400,000	536,238
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas, Inc.
Series 2021
08/15/2031	5.000%	300,000	405,340
Collin County Community College District
Limited General Obligation Bonds
Series 2018
08/15/2025	5.000%	410,000	487,132
Deaf Smith County Hospital District
Limited General Obligation Refunding Bonds
Series 2017
03/01/2034	5.000%	500,000	593,289
Frisco Independent School District
Unlimited General Obligation Refunding Bonds
Series 2021
02/15/2032	4.000%	350,000	441,744
Harris County Flood Control District
Limited General Obligation Bonds
Series 2020A
10/01/2035	4.000%	500,000	611,774
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay Senior Living/Village on the Park
Series 2016
07/01/2046	5.000%	100,000	77,834
Old Spanish Trail-Almeda Corridors Redevelopment Authority
Refunding Tax Allocation Bonds
Series 2019 (BAM)
09/01/2036	4.000%	250,000	292,825
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
LBJ Infrastructure Group LLC I-635 Managed Lanes Project
Series 2020
12/31/2039	4.000%	100,000	119,305
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas State Technical College
Refunding Revenue Bonds
Improvements
Series 2016 (AGM)
10/15/2030	4.000%	250,000	288,409
Total			4,982,132
Utah 0.7%
Central Utah Water Conservancy District
Revenue Bonds
Series 2020D
10/01/2040	4.000%	420,000	516,835
Virginia 2.1%
County of Arlington
Unlimited General Obligation Refunding Bonds
Series 2014B
08/15/2023	5.000%	450,000	495,111
Virginia Housing Development Authority
Revenue Bonds
Series 2018A
03/01/2043	3.650%	400,000	436,640
Series 2020E
07/01/2040	2.300%	585,000	594,783
Total			1,526,534
Washington 3.9%
Energy Northwest
Wind Project Refunding Revenue Bonds
Series 2015
07/01/2029	4.000%	250,000	278,836
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	400,000	450,326
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	200,000	222,102
North Thurston Public Schools
Unlimited General Obligation Bonds
Series 2020
12/01/2035	4.000%	500,000	615,930
Seattle Housing Authority
Refunding Revenue Bonds
Pooled Housing
Series 2018
12/01/2047	3.750%	300,000	327,518
State of Washington
Unlimited General Obligation Bonds
Series 2019
08/01/2044	5.000%	400,000	512,481

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington Health Care Facilities Authority
Revenue Bonds
Seattle Childrens Hospital
Series 2017
10/01/2047	5.000%	300,000	365,325
Total			2,772,518
West Virginia 1.5%
West Virginia Hospital Finance Authority
Revenue Bonds
West Virginia University Health System Obligation
Series 2018
06/01/2052	5.000%	500,000	609,660
West Virginia Housing Development Fund
Revenue Bonds
Series 2019B
11/01/2039	2.850%	450,000	479,744
Total			1,089,404
Wisconsin 0.6%
Wisconsin Health & Educational Facilities Authority
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018B
07/01/2053	5.000%	100,000	104,688
Wisconsin Housing & Economic Development Authority
Revenue Bonds
Series 2019C (FNMA)
09/01/2030	2.100%	300,000	313,977
Total			418,665
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyoming 0.2%
Wyoming Community Development Authority
Refunding Revenue Bonds
Series 2018-1
12/01/2038	3.900%	165,000	172,725
Total Municipal Bonds (Cost $57,722,382)			62,084,797

Money Market Funds 2.4%
	Shares	Value ($)
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.006%(i)	1,689,133	1,689,133
Total Money Market Funds (Cost $1,689,133)		1,689,133
Total Investments in Securities (Cost $66,621,615)		71,312,853
Other Assets & Liabilities, Net		(29,995)
Net Assets		$71,282,858

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $2,224,863, which represents 3.12% of total net assets.
(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2021.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2021, the total value of these securities amounted to $221,010, which represents 0.31% of total net assets.
(f)	Income from this security may be subject to alternative minimum tax.
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2021, the total value of these securities amounted to $855,357, which represents 1.20% of total net assets.
(h)	Zero coupon bond.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Social Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	7,088,923	—	7,088,923
Floating Rate Notes	—	450,000	—	450,000
Municipal Bonds	—	62,084,797	—	62,084,797
Money Market Funds	1,689,133	—	—	1,689,133
Total Investments in Securities	1,689,133	69,623,720	—	71,312,853
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	19

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $66,621,615)	$71,312,853
Cash	128,465
Receivable for:
Capital shares sold	205,710
Interest	605,609
Expense reimbursement due from Investment Manager	774
Prepaid expenses	3,377
Trustees’ deferred compensation plan	38,997
Total assets	72,295,785
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	729,018
Capital shares purchased	93,983
Distributions to shareholders	123,711
Management services fees	935
Distribution and/or service fees	142
Transfer agent fees	4,114
Compensation of board members	4,170
Compensation of chief compliance officer	2
Other expenses	17,855
Trustees’ deferred compensation plan	38,997
Total liabilities	1,012,927
Net assets applicable to outstanding capital stock	$71,282,858
Represented by
Paid in capital	67,023,267
Total distributable earnings (loss)	4,259,591
Total - representing net assets applicable to outstanding capital stock	$71,282,858
Class A
Net assets	$14,841,206
Shares outstanding	1,366,125
Net asset value per share	$10.86
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.20
Advisor Class
Net assets	$2,554,083
Shares outstanding	235,126
Net asset value per share	$10.86
Class C
Net assets	$1,456,175
Shares outstanding	134,065
Net asset value per share	$10.86
Institutional Class
Net assets	$41,855,625
Shares outstanding	3,852,625
Net asset value per share	$10.86
Institutional 2 Class
Net assets	$3,461,162
Shares outstanding	318,329
Net asset value per share	$10.87
Institutional 3 Class
Net assets	$7,114,607
Shares outstanding	652,596
Net asset value per share	$10.90
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia U.S. Social Bond Fund | Annual Report 2021

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$818
Interest	1,801,649
Total income	1,802,467
Expenses:
Management services fees	322,080
Distribution and/or service fees
Class A	36,187
Class C	17,458
Transfer agent fees
Class A	12,766
Advisor Class	1,866
Class C	1,540
Institutional Class	35,015
Institutional 2 Class	1,911
Institutional 3 Class	469
Compensation of board members	16,003
Custodian fees	1,766
Printing and postage fees	13,040
Registration fees	96,806
Audit fees	29,500
Legal fees	7,654
Compensation of chief compliance officer	20
Other	12,099
Total expenses	606,180
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(254,019)
Total net expenses	352,161
Net investment income	1,450,306
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	36,147
Futures contracts	(2,688)
Net realized gain	33,459
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	734,051
Net change in unrealized appreciation (depreciation)	734,051
Net realized and unrealized gain	767,510
Net increase in net assets resulting from operations	$2,217,816
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	21

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$1,450,306	$1,411,563
Net realized gain (loss)	33,459	(8,156)
Net change in unrealized appreciation (depreciation)	734,051	1,393,440
Net increase in net assets resulting from operations	2,217,816	2,796,847
Distributions to shareholders
Net investment income and net realized gains
Class A	(286,103)	(334,977)
Advisor Class	(47,112)	(38,652)
Class C	(21,380)	(31,142)
Institutional Class	(884,786)	(849,002)
Institutional 2 Class	(71,421)	(89,840)
Institutional 3 Class	(135,066)	(125,062)
Total distributions to shareholders	(1,445,868)	(1,468,675)
Increase in net assets from capital stock activity	7,480,454	9,231,774
Total increase in net assets	8,252,402	10,559,946
Net assets at beginning of year	63,030,456	52,470,510
Net assets at end of year	$71,282,858	$63,030,456
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia U.S. Social Bond Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	276,112	2,970,060	553,446	5,814,007
Distributions reinvested	20,204	216,513	25,592	270,489
Redemptions	(298,959)	(3,208,079)	(332,474)	(3,474,454)
Net increase (decrease)	(2,643)	(21,506)	246,564	2,610,042
Advisor Class
Subscriptions	88,294	949,990	161,085	1,707,933
Distributions reinvested	4,372	46,874	3,631	38,361
Redemptions	(44,592)	(478,911)	(37,458)	(389,294)
Net increase	48,074	517,953	127,258	1,357,000
Class C
Subscriptions	51,442	549,748	26,815	284,538
Distributions reinvested	1,522	16,303	2,449	25,889
Redemptions	(83,018)	(891,596)	(36,711)	(391,181)
Net decrease	(30,054)	(325,545)	(7,447)	(80,754)
Institutional Class
Subscriptions	1,454,645	15,589,987	1,924,333	20,202,651
Distributions reinvested	61,656	660,810	59,637	630,532
Redemptions	(1,053,333)	(11,276,538)	(1,610,879)	(16,873,948)
Net increase	462,968	4,974,259	373,091	3,959,235
Institutional 2 Class
Subscriptions	49,318	530,169	94,193	997,635
Distributions reinvested	6,634	71,181	8,456	89,549
Redemptions	(9,151)	(98,319)	(118,099)	(1,282,570)
Net increase (decrease)	46,801	503,031	(15,450)	(195,386)
Institutional 3 Class
Subscriptions	213,261	2,295,089	186,610	1,973,139
Distributions reinvested	12,047	129,625	11,481	121,763
Redemptions	(55,063)	(592,452)	(48,996)	(513,265)
Net increase	170,245	1,832,262	149,095	1,581,637
Total net increase	695,391	7,480,454	873,111	9,231,774
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$10.75	0.21	0.11	0.32	(0.21)	—	(0.21)
Year Ended 7/31/2020	$10.51	0.25	0.25	0.50	(0.25)	(0.01)	(0.26)
Year Ended 7/31/2019	$10.05	0.27	0.45	0.72	(0.26)	—	(0.26)
Year Ended 7/31/2018	$10.18	0.24	(0.13)	0.11	(0.24)	—	(0.24)
Year Ended 7/31/2017	$10.43	0.22	(0.26)	(0.04)	(0.21)	—	(0.21)
Advisor Class
Year Ended 7/31/2021	$10.75	0.24	0.11	0.35	(0.24)	—	(0.24)
Year Ended 7/31/2020	$10.51	0.28	0.25	0.53	(0.28)	(0.01)	(0.29)
Year Ended 7/31/2019	$10.05	0.29	0.46	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.18	0.28	(0.14)	0.14	(0.27)	—	(0.27)
Year Ended 7/31/2017	$10.43	0.24	(0.25)	(0.01)	(0.24)	—	(0.24)
Class C
Year Ended 7/31/2021	$10.74	0.13	0.12	0.25	(0.13)	—	(0.13)
Year Ended 7/31/2020	$10.51	0.17	0.24	0.41	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2019	$10.05	0.19	0.46	0.65	(0.19)	—	(0.19)
Year Ended 7/31/2018	$10.17	0.17	(0.12)	0.05	(0.17)	—	(0.17)
Year Ended 7/31/2017	$10.43	0.14	(0.26)	(0.12)	(0.14)	—	(0.14)
Institutional Class
Year Ended 7/31/2021	$10.75	0.24	0.11	0.35	(0.24)	—	(0.24)
Year Ended 7/31/2020	$10.51	0.28	0.25	0.53	(0.28)	(0.01)	(0.29)
Year Ended 7/31/2019	$10.05	0.29	0.46	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.18	0.27	(0.13)	0.14	(0.27)	—	(0.27)
Year Ended 7/31/2017	$10.43	0.24	(0.25)	(0.01)	(0.24)	—	(0.24)
Institutional 2 Class
Year Ended 7/31/2021	$10.76	0.24	0.11	0.35	(0.24)	—	(0.24)
Year Ended 7/31/2020	$10.52	0.28	0.25	0.53	(0.28)	(0.01)	(0.29)
Year Ended 7/31/2019	$10.06	0.29	0.46	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.18	0.27	(0.12)	0.15	(0.27)	—	(0.27)
Year Ended 7/31/2017	$10.43	0.25	(0.26)	(0.01)	(0.24)	—	(0.24)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia U.S. Social Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$10.86	3.03%	1.08%	0.70%	1.98%	13%	$14,841
Year Ended 7/31/2020	$10.75	4.87%	1.12%	0.70%	2.39%	14%	$14,709
Year Ended 7/31/2019	$10.51	7.33%	1.14%	0.70%	2.63%	11%	$11,797
Year Ended 7/31/2018	$10.05	1.10%	1.20%	0.70%	2.40%	21%	$7,030
Year Ended 7/31/2017	$10.18	(0.31%)	1.31%	0.72%	2.12%	20%	$5,184
Advisor Class
Year Ended 7/31/2021	$10.86	3.29%	0.83%	0.45%	2.23%	13%	$2,554
Year Ended 7/31/2020	$10.75	5.13%	0.87%	0.45%	2.64%	14%	$2,010
Year Ended 7/31/2019	$10.51	7.60%	0.89%	0.45%	2.86%	11%	$629
Year Ended 7/31/2018	$10.05	1.36%	0.94%	0.45%	2.76%	21%	$86
Year Ended 7/31/2017	$10.18	(0.06%)	1.06%	0.47%	2.38%	20%	$10
Class C
Year Ended 7/31/2021	$10.86	2.36%	1.83%	1.45%	1.23%	13%	$1,456
Year Ended 7/31/2020	$10.74	3.99%	1.87%	1.45%	1.64%	14%	$1,763
Year Ended 7/31/2019	$10.51	6.53%	1.89%	1.45%	1.88%	11%	$1,803
Year Ended 7/31/2018	$10.05	0.45%	1.95%	1.45%	1.65%	21%	$1,470
Year Ended 7/31/2017	$10.17	(1.16%)	2.05%	1.46%	1.42%	20%	$1,165
Institutional Class
Year Ended 7/31/2021	$10.86	3.29%	0.83%	0.45%	2.23%	13%	$41,856
Year Ended 7/31/2020	$10.75	5.13%	0.86%	0.45%	2.64%	14%	$36,426
Year Ended 7/31/2019	$10.51	7.60%	0.90%	0.45%	2.88%	11%	$31,708
Year Ended 7/31/2018	$10.05	1.36%	0.95%	0.45%	2.65%	21%	$36,887
Year Ended 7/31/2017	$10.18	(0.06%)	1.06%	0.47%	2.39%	20%	$34,257
Institutional 2 Class
Year Ended 7/31/2021	$10.87	3.31%	0.80%	0.43%	2.25%	13%	$3,461
Year Ended 7/31/2020	$10.76	5.14%	0.84%	0.44%	2.66%	14%	$2,920
Year Ended 7/31/2019	$10.52	7.60%	0.87%	0.44%	2.89%	11%	$3,018
Year Ended 7/31/2018	$10.06	1.46%	0.93%	0.44%	2.67%	21%	$1,581
Year Ended 7/31/2017	$10.18	(0.05%)	1.10%	0.44%	2.48%	20%	$1,123
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2021	$10.78	0.25	0.12	0.37	(0.25)	—	(0.25)
Year Ended 7/31/2020	$10.55	0.28	0.25	0.53	(0.29)	(0.01)	(0.30)
Year Ended 7/31/2019	$10.09	0.30	0.45	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.21	0.27	(0.12)	0.15	(0.27)	—	(0.27)
Year Ended 7/31/2017(c)	$9.94	0.10	0.27(d)	0.37	(0.10)	—	(0.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia U.S. Social Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2021	$10.90	3.46%	0.75%	0.38%	2.30%	13%	$7,115
Year Ended 7/31/2020	$10.78	5.08%	0.79%	0.40%	2.69%	14%	$5,202
Year Ended 7/31/2019	$10.55	7.61%	0.84%	0.42%	2.91%	11%	$3,515
Year Ended 7/31/2018	$10.09	1.49%	0.90%	0.43%	2.72%	21%	$2,420
Year Ended 7/31/2017(c)	$10.21	3.76%	1.02%(e)	0.44%(e)	2.46%(e)	20%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2021	27

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia U.S. Social Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
28	Columbia U.S. Social Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia U.S. Social Bond Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(2,688)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	956,211

30	Columbia U.S. Social Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
*	Based on the ending daily outstanding amounts for the year ended July 31, 2021.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia U.S. Social Bond Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.48% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of July 31, 2021, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
32	Columbia U.S. Social Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	13,892
Class C	—	1.00(b)	1,399

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia U.S. Social Bond Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
July 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	0.70%	0.70%
Advisor Class	0.45	0.45
Class C	1.45	1.45
Institutional Class	0.45	0.45
Institutional 2 Class	0.42	0.44
Institutional 3 Class	0.37	0.39
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles, distributions, principal and/or interest of fixed income securities, non-deductible expenses and capital loss carryforward. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021				Year Ended July 31, 2020
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
238,674	1,207,194	—	1,445,868	277,856	1,183,143	7,676	1,468,675
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	187,544	—	(16,953)	4,257,142
34	Columbia U.S. Social Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
67,055,711	4,316,281	(59,139)	4,257,142
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(16,953)	—	(16,953)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,052,781 and $8,562,084, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility
Columbia U.S. Social Bond Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
July 31, 2021
at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
36	Columbia U.S. Social Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At July 31, 2021, two unaffiliated shareholders of record owned 32.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 30.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia U.S. Social Bond Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
July 31, 2021
Social impact risk
The Investment Manager’s consideration of social impact may limit the Fund’s investment opportunities and, as a result, the Fund may underperform funds that do not consider social impact or consider it but make different investment decisions based thereon.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
38	Columbia U.S. Social Bond Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Social Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Social Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia U.S. Social Bond Fund | Annual Report 2021	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Exempt- interest dividends
83.49%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
40	Columbia U.S. Social Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia U.S. Social Bond Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
42	Columbia U.S. Social Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia U.S. Social Bond Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia U.S. Social Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia U.S. Social Bond Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
46	Columbia U.S. Social Bond Fund | Annual Report 2021

 Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia U.S. Social Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser), an affiliate of the Investment Manager, the Investment Manager has retained the Subadviser to provide portfolio management services for the Fund. Although the Subadviser is not currently providing such services, the Investment Manager may in the future reallocate Fund assets to be managed by the Subadviser.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadviser under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadviser, including information regarding senior management, portfolio managers and other personnel;
Columbia U.S. Social Bond Fund | Annual Report 2021	47

Approval of Management and Subadvisory
Agreements  (continued)

•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadviser, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring the Subadviser), noting that no changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns relating to the Fund have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreement. The Board took into account the Investment Manager’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years.
48	Columbia U.S. Social Bond Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of peers.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally and the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. The Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had concluded that 2019 profitability was reasonable and that the 2021 information
Columbia U.S. Social Bond Fund | Annual Report 2021	49

Approval of Management and Subadvisory
Agreements  (continued)

shows that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement and Subadvisory Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreement did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
50	Columbia U.S. Social Bond Fund | Annual Report 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia U.S. Social Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN262_07_L01_(09/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2021 and July 31, 2020 are approximately as follows:

20212020

$157,500      $151,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2021 and July 31, 2020 are approximately as follows:

2021	2020
$0	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended July 31, 2021 and July 31, 2020, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2021 and July 31,

2020 are approximately as follows:

2021	2020
$0	$0

Tax Fees, if any, include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2021 and July 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2021 and July 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31,

2021 and July 31, 2020 are approximately as follows:

20212020

$520,000    $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2021 and July 31,

2020 are approximately as follows:

20212020

$520,000      $521,200

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	September 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	September 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	September 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	September 22, 2021